UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06463

AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	October 31, 2022

Invesco Advantage International Fund

Nasdaq:

A: QMGAX ∎ C: QMGCX ∎ R: QMGRX ∎ Y: QMGYX ∎ R5: GMAGX ∎ R6: QMGIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

14	Financial Statements

17	Financial Highlights

18	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Fund Expenses

30	Approval of Investment Advisory and Sub-Advisory Contracts

32	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Advantage International Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.34%
Class C Shares	-14.94
Class R Shares	-14.53
Class Y Shares	-14.12
Class R5 Shares	-14.02
Class R6 Shares	-14.10
MSCI All Country World ex USA Index▼	-24.73

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the fiscal year ended October 31, 2022, the Fund at NAV reported negative absolute performance as equity market volatility was sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy.

    At the beginning of the fiscal year, international developed equity markets were mostly positive, despite rising inflation and the emergence of the Omicron COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Meanwhile, emerging market equities began the fiscal year with declines, due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    The first half of 2022 brought steep decline for equity markets as Russia’s invasion of Ukraine exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply. Inflation headwinds continued into the third quarter of 2022, with the US Federal Reserve, the European Central Bank and the Bank of England all raising interest rates in response. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities were further hampered by a strengthening US dollar.

    During October 2022, developed market equities rebounded and were in positive territory for October. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Against this backdrop, we believe the Fund’s positioning toward options-based defense and overweight exposure to low volatility and value stocks proved beneficial as low volatility and value stocks outperformed the benchmark and the options-based defense buffered equity market drawdowns during the fiscal year.

    Unlike the cap-weighted benchmark, which overweights the largest companies and underweights smaller companies, the Fund buys stocks based on multiple characteristics that have proven to be important drivers of returns. These characteristics, or factors, are widely known as value, momentum, quality and low or minimum volatility. While the Fund’s relative positioning during the fiscal year ultimately resulted in outperformance, we continue to believe equity portfolios should be constructed with intentional exposures to a diversified set of identifiable risk factors. We believe, based on the team’s research, that doing so allows the Fund to better target its exposure to rewarded risks over a full market cycle.

    Please note that the Fund’s strategy utilizes derivative instruments that include futures, options and total return swaps. Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Advantage International Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Advantage International Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/27/15

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Advantage International Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (8/27/15)	3.19%
5 Years	0.36
1 Year	-19.06

Class C Shares
Inception (8/27/15)	3.25%
5 Years	0.78
1 Year	-15.69

Class R Shares
Inception (8/27/15)	3.77%

5 Years	1.27
1 Year	-14.53

Class Y Shares
Inception (8/27/15)	4.21%
5 Years	1.72

1 Year	-14.12

Class R5 Shares
Inception	4.15%
5 Years	1.71
1 Year	-14.02

Class R6 Shares
Inception (8/27/15)	4.28%
5 Years	1.78
1 Year	-14.10

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Multi-Asset Growth Fund. Note: The Fund was subsequently renamed the Invesco Advantage International Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Advantage International Fund

Supplemental Information

Invesco Advantage International Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Advantage International Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	14.62%

Health Care	9.07

Consumer Discretionary	8.63

Industrials	8.58

Energy	6.72

Consumer Staples	6.55

Information Technology	5.89

Materials	5.84

Communication Services	5.70

Utilities	2.03

Real Estate	1.16

Money Market Funds Plus Other Assets Less Liabilities	25.21

Top 10 Equity Holdings*

		% of total net assets

1.	Roche Holding AG	2.22%

2.	Shell PLC	1.88

3.	Novartis AG	1.77

4.	TotalEnergies SE	1.16

5.	British American Tobacco PLC	1.12

6.	Toyota Motor Corp.	1.02

7.	Sanofi	0.97

8.	SK Hynix, Inc.	0.94

9.	Takeda Pharmaceutical Co. Ltd.	0.94

10.	AP Moller - Maersk A/S, Class B	0.90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco Advantage International Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–74.12%
Australia–2.65%
Australia & New Zealand Banking Group Ltd.	236	$3,847

BHP Group Ltd.	4,900	117,325

Coles Group Ltd.	599	6,251

Commonwealth Bank of Australia	95	6,341

Fortescue Metals Group Ltd.	3,466	32,345

Glencore PLC	7,830	44,753

Goodman Group	394	4,291

Macquarie Group Ltd.	47	5,067

National Australia Bank Ltd.	284	5,873

Newcrest Mining Ltd.	1,665	18,387

Rio Tinto Ltd.	2,237	125,328

Rio Tinto PLC	3,088	160,670

Telstra Group Ltd.(a)	7,720	19,357

Wesfarmers Ltd.	268	7,762

Woodside Energy Group Ltd.	788	18,256

Woolworths Group Ltd.	284	5,989

		581,842

Austria–0.16%
OMV AG	756	34,807

Belgium–0.68%
Anheuser-Busch InBev S.A./N.V.	2,615	130,981

UCB S.A.	252	19,002

		149,983

Brazil–2.18%
B3 S.A. – Brasil, Bolsa, Balcao	20,100	58,524

Banco do Brasil S.A.	3,700	26,517

CCR S.A.	1,900	4,767

Centrais Eletricas Brasileiras S.A.	600	5,787

ENGIE Brasil Energia S.A.	600	4,672

Gerdau S.A., Preference Shares	1,100	5,483

Itau Unibanco Holding S.A., Preference Shares	1,900	11,182

Itausa S.A., Preference Shares	2,100	4,366

Localiza Rent a Car S.A.	300	4,097

Petroleo Brasileiro S.A., Preference Shares	30,700	177,169

Telefonica Brasil S.A.	2,800	22,392

TIM S.A.	4,200	10,733

Vale S.A.	9,700	126,060

WEG S.A.	1,600	12,477

XP,Inc.,BDR(a)	189	3,472

		477,698

Chile–0.23%
Banco de Chile	57,551	5,200

Cencosud S.A.	4,096	5,508

Cia Sud Americana de Vapores S.A.	191,999	13,297

Falabella S.A.	1,696	3,315

Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	252	23,655

		50,975

	Shares	Value

China–6.93%
Agricultural Bank of China Ltd., H Shares	123,000	$35,060

Air China Ltd., H Shares(a)	8,000	5,566

Alibaba Group Holding Ltd.(a)	17,300	137,733

Aluminum Corp. of China Ltd., H Shares	14,000	3,997

Anhui Conch Cement Co. Ltd., H Shares	2,000	5,155

ANTA Sports Products Ltd.	1,600	14,072

Autohome, Inc., ADR	175	4,571

Baidu, Inc., A Shares(a)	2,200	21,110

Bank of China Ltd., H Shares	294,000	94,773

Bank of Communications Co. Ltd., H Shares	85,000	41,415

Beijing Enterprises Holdings Ltd.	2,000	5,068

BOC Hong Kong Holdings Ltd.	2,000	6,222

Brilliance China Automotive Holdings Ltd.	6,000	2,584

BYD Co. Ltd., H Shares	1,500	33,602

China CITIC Bank Corp. Ltd., H Shares	36,000	13,577

China Coal Energy Co. Ltd., H Shares	9,000	6,629

China Construction Bank Corp., H Shares	151,000	80,237

China Feihe Ltd.(b)	7,000	4,037

China Galaxy Securities Co. Ltd., H Shares	15,500	5,807

China Gas Holdings Ltd.	3,000	2,661

China Hongqiao Group Ltd.	12,500	8,840

China Jinmao Holdings Group Ltd.	34,000	4,497

China Life Insurance Co. Ltd., H Shares	16,000	17,387

China Longyuan Power Group Corp. Ltd., H Shares	4,000	4,577

China Merchants Bank Co. Ltd., H Shares	4,000	13,153

China Merchants Port Holdings Co. Ltd.	8,000	9,351

China Minsheng Banking Corp. Ltd., H Shares	9,000	2,613

China Oilfield Services Ltd., H Shares	8,000	9,006

China Overseas Land & Investment Ltd.	30,500	58,222

China Petroleum & Chemical Corp., H Shares	184,000	72,687

China Railway Group Ltd., H Shares	24,000	10,419

China Resources Land Ltd.	18,000	56,431

China Shenhua Energy Co. Ltd., H Shares	6,500	17,091

China Taiping Insurance Holdings Co. Ltd.	4,600	3,182

China Tower Corp. Ltd., H Shares(b)	132,000	11,942

China Vanke Co. Ltd., H Shares	2,300	2,955

CITIC Ltd.	6,000	5,375

COSCO SHIPPING Holdings Co. Ltd., H Shares	6,850	7,394

CSPC Pharmaceutical Group Ltd.	20,640	21,227

ENN Energy Holdings Ltd.	900	8,928

Geely Automobile Holdings Ltd.	2,000	2,142

Great Wall Motor Co. Ltd., H Shares	4,500	4,893

Haier Smart Home Co. Ltd., H Shares	3,000	7,510

Hengan International Group Co. Ltd.	1,500	5,822

Industrial & Commercial Bank of China Ltd., H Shares	283,000	122,691

JD Health International, Inc.(a)(b)	700	3,842

JD.com, Inc., A Shares	3,316	61,919

Kingsoft Corp. Ltd.	1,800	5,449

Kunlun Energy Co. Ltd.	6,000	3,585

Lenovo Group Ltd.	12,000	9,561

Li Ning Co. Ltd.	2,500	12,938

Longfor Group Holdings Ltd.(b)	7,000	8,921

Lufax Holding Ltd., ADR	1,276	2,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Advantage International Fund

	Shares	Value

China–(continued)
NetEase, Inc.	2,600	$28,929

Nongfu Spring Co. Ltd., H Shares(b)	9,000	45,247

NXP Semiconductors N.V.	126	18,406

People’s Insurance Co. Group of China Ltd. (The), H Shares	14,000	3,868

PetroChina Co. Ltd., H Shares	188,000	71,869

PICC Property & Casualty Co. Ltd., H Shares	8,000	7,380

Ping An Insurance (Group) Co. of China Ltd., H Shares	9,000	36,016

Postal Savings Bank of China Co. Ltd., H Shares(b)	37,000	17,174

Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	4,000	5,516

Shenzhou International Group Holdings Ltd.	800	5,522

Sino Biopharmaceutical Ltd.	19,000	9,202

Sunny Optical Technology Group Co. Ltd.	600	5,205

Tencent Holdings Ltd.	1,300	34,112

Tingyi Cayman Islands Holding Corp.	8,000	12,521

Trip.com Group Ltd., ADR(a)	248	5,612

Want Want China Holdings Ltd.	34,000	22,328

Yankuang Energy Group Co. Ltd., H Shares	14,000	39,477

Zijin Mining Group Co. Ltd., H Shares	26,000	24,752

ZTO Express (Cayman), Inc., ADR	441	7,448

		1,521,039

Colombia–0.04%
Bancolombia S.A., Preference Shares	1,355	8,574

Czech Republic–0.04%
CEZ A.S.	252	8,241

Denmark–1.64%
AP Moller – Maersk A/S, Class B	95	198,361

Carlsberg A/S, Class B	32	3,768

Coloplast A/S, Class B	47	5,237

Danske Bank A/S	1,465	23,617

Novo Nordisk A/S, Class B	1,182	128,454

		359,437

Finland–0.40%
Fortum OYJ	1,260	17,738

Nokia OYJ	10,492	46,580

Nordea Bank Abp	1,938	18,521

Sampo OYJ, Class A	126	5,758

		88,597

France–6.04%
Air Liquide S.A.	126	16,458

AXA S.A.	677	16,708

BNP Paribas S.A.	2,064	96,694

Bouygues S.A.	677	19,307

Carrefour S.A.	1,670	26,862

Cie de Saint-Gobain	993	40,568

Cie Generale des Etablissements Michelin S.C.A.	1,087	27,688

Credit Agricole S.A.	3,245	29,421

Danone S.A.	1,024	50,911

ENGIE S.A.	5,230	67,935

EssilorLuxottica S.A.	126	19,958

Hermes International	6	7,771

Kering S.A.	47	21,514

	Shares	Value

France–(continued)
L’Oreal S.A.	110	$34,536

LVMH Moet Hennessy Louis Vuitton SE	110	69,396

Orange S.A.	4,367	41,667

Pernod Ricard S.A.	63	11,053

Safran S.A.	236	26,240

Sanofi	2,473	213,535

Societe Generale S.A.	3,198	73,304

Thales S.A.	95	12,074

TotalEnergies SE	4,663	254,834

Vinci S.A.	1,150	105,682

Vivendi SE	4,994	40,855

		1,324,971

Germany–5.32%
adidas AG	47	4,597

Allianz SE	268	48,250

BASF SE	1,938	86,998

Bayer AG	756	39,771

Bayerische Motoren Werke AG	898	70,570

Continental AG	142	7,365

Daimler Truck Holding AG(a)	898	23,961

Deutsche Bank AG	6,554	62,561

Deutsche Boerse AG	47	7,647

Deutsche Post AG	1,654	58,684

Deutsche Telekom AG	4,679	88,628

E.ON SE	3,844	32,206

Evonik Industries AG	898	16,555

Fresenius Medical Care AG & Co. KGaA	473	13,083

Fresenius SE & Co. KGaA	1,843	42,433

Henkel AG & Co. KGaA, Preference Shares	567	35,738

Mercedes-Benz Group AG	2,127	123,177

Merck KGaA	315	51,367

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	32	8,455

RWE AG	473	18,231

Sartorius AG, Preference Shares	16	5,647

Siemens AG	1,056	115,440

Siemens Energy AG	748	8,734

Volkswagen AG, Preference Shares	1,544	197,354

		1,167,452

Greece–0.06%
Hellenic Telecommunications Organization S.A.	882	13,867

Hong Kong–1.57%
CK Asset Holdings Ltd.	6,000	33,183

CK Hutchison Holdings Ltd.	27,500	136,344

CK Infrastructure Holdings Ltd.	5,000	23,772

CLP Holdings Ltd.	1,000	6,709

Henderson Land Development Co. Ltd.	2,000	4,898

Hong Kong & China Gas Co. Ltd. (The)	7,292	5,623

Jardine Matheson Holdings Ltd.	900	41,436

Power Assets Holdings Ltd.	2,500	11,961

Prudential PLC	3,371	31,287

Sun Hung Kai Properties Ltd.	4,500	48,454

		343,667

Hungary–0.15%
MOL Hungarian Oil & Gas PLC	1,875	11,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Advantage International Fund

	Shares	Value

Hungary–(continued)
OTP Bank Nyrt	1,008	$22,065

		33,327

Indonesia–1.21%
PT Adaro Energy Indonesia Tbk	64,800	16,510

PT Astra International Tbk	64,700	27,527

PT Bank Central Asia Tbk	62,500	35,218

PT Bank Mandiri (Persero) Tbk	38,300	25,912

PT Bank Negara Indonesia (Persero) Tbk	20,700	12,455

PT Bank Rakyat Indonesia (Persero) Tbk	33,800	10,059

PT Kalbe Farma Tbk	34,200	4,496

PT Merdeka Copper Gold Tbk(a)	45,300	10,923

PT Telkom Indonesia (Persero) Tbk	416,500	117,462

PT United Tractors Tbk	2,100	4,353

		264,915

Ireland–0.17%
CRH PLC	1,008	36,268

Israel–0.02%
Check Point Software Technologies Ltd.(a)	32	4,135

Italy–1.30%
Assicurazioni Generali S.p.A.	2,662	39,962

Atlantia S.p.A.	1,271	28,364

Enel S.p.A.	1,985	8,877

Eni S.p.A.	6,570	86,459

Ferrari N.V.	79	15,590

Intesa Sanpaolo S.p.A.	24,845	47,440

Poste Italiane S.p.A.(b)	1,812	15,815

UniCredit S.p.A.	3,403	42,265

		284,772

Japan–13.55%
Asahi Group Holdings Ltd.	900	25,192

Astellas Pharma, Inc.	3,600	49,523

Bridgestone Corp.	1,600	57,662

Canon, Inc.	2,300	48,937

Chugai Pharmaceutical Co. Ltd.	1,000	23,187

Dai-ichi Life Holdings, Inc.	400	6,328

Daiichi Sankyo Co. Ltd.	900	28,859

Denso Corp.	200	9,931

Eisai Co. Ltd.	400	24,123

FUJIFILM Holdings Corp.	1,100	50,291

Hitachi Ltd.	1,500	67,946

Honda Motor Co. Ltd.	7,200	163,238

Hoya Corp.	100	9,324

ITOCHU Corp.	3,500	90,541

Japan Post Holdings Co. Ltd.	16,100	108,151

Japan Tobacco, Inc.	2,500	41,419

Kao Corp.	100	3,753

KDDI Corp.	1,800	53,152

Kirin Holdings Co. Ltd.	400	5,882

Komatsu Ltd.	1,600	30,625

Kyocera Corp.	600	29,946

Mitsubishi Corp.	4,200	113,788

Mitsubishi Electric Corp.	2,800	24,652

Mitsubishi Estate Co. Ltd.	1,000	12,573

Mitsubishi UFJ Financial Group, Inc.	29,500	139,848

Mitsui & Co. Ltd.	7,700	170,413

	Shares	Value

Japan–(continued)
Mitsui Fudosan Co. Ltd.	400	$7,662

Mizuho Financial Group, Inc.	7,570	81,687

Murata Manufacturing Co. Ltd.	300	14,717

Nexon Co. Ltd.	300	5,024

Nintendo Co. Ltd.	900	36,675

Nippon Telegraph & Telephone Corp.	3,700	101,851

Nissan Motor Co. Ltd.	12,600	40,170

Nomura Holdings, Inc.	5,000	16,215

NTT Data Corp.	300	4,349

Olympus Corp.	700	14,770

Oriental Land Co. Ltd.	200	26,769

ORIX Corp.	4,000	58,578

Otsuka Holdings Co. Ltd.	800	25,638

Panasonic Holdings Corp.	8,200	58,669

Recruit Holdings Co. Ltd.	800	24,554

Renesas Electronics Corp.(a)	2,300	19,261

Secom Co. Ltd.	400	22,790

Sekisui House Ltd.	1,000	16,618

Seven & i Holdings Co. Ltd.	1,200	44,797

Shionogi & Co. Ltd.	400	18,530

SoftBank Corp.	2,800	27,605

SoftBank Group Corp.	1,600	68,808

Sompo Holdings, Inc.	600	24,980

Sony Group Corp.	2,000	135,425

Sumitomo Corp.	4,900	62,426

Sumitomo Mitsui Financial Group, Inc.	3,800	106,609

Suzuki Motor Corp.	500	16,870

Takeda Pharmaceutical Co. Ltd.	7,738	205,000

Tokio Marine Holdings, Inc.	1,300	23,485

Tokyo Electron Ltd.	100	26,446

Toshiba Corp.	100	3,483

Toyota Industries Corp.	400	20,591

Toyota Motor Corp.	16,100	223,318

		2,973,654

Luxembourg–0.47%
ArcelorMittal S.A.	4,585	102,653

Malaysia–0.33%
CIMB Group Holdings Bhd.	7,300	8,521

IHH Healthcare Bhd.	8,300	10,443

Malayan Banking Bhd.	5,200	9,447

Petronas Chemicals Group Bhd.	7,500	13,839

Public Bank Bhd.	23,500	22,228

Tenaga Nasional Bhd.	4,300	7,662

		72,140

Mexico–0.65%
Arca Continental S.A.B. de C.V.	1,300	10,649

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	900	6,461

Grupo Bimbo S.A.B. de C.V., Series A	4,300	16,648

Grupo Financiero Banorte S.A.B. de C.V., Class O	1,200	9,754

Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	6,600	12,182

Grupo Mexico S.A.B. de C.V., Class B	3,900	14,139

Grupo Televisa S.A.B., Series CPO	4,700	4,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Advantage International Fund

	Shares	Value

Mexico–(continued)
Wal-Mart de Mexico S.A.B. de C.V., Series V	17,273	$66,719

		141,538

Netherlands–3.61%
ASML Holding N.V.	173	81,555

EXOR N.V.(a)	69	4,637

EXOR N.V.(a)	104	6,985

Heineken Holding N.V.	189	12,906

ING Groep N.V.	6,806	66,850

Koninklijke Ahold Delhaize N.V.	2,915	81,348

Koninklijke DSM N.V.	268	31,558

Koninklijke KPN N.V.	7,089	19,831

Koninklijke Philips N.V.	5,152	65,232

Shell PLC	14,856	411,780

Wolters Kluwer N.V.	95	10,097

		792,779

Peru–0.06%
Credicorp Ltd.	95	13,904

Philippines–0.13%
International Container Terminal Services, Inc.	2,960	8,864

Manila Electric Co.	1,430	7,432

SM Prime Holdings, Inc.	23,400	12,788

		29,084

Poland–0.06%
Polski Koncern Naftowy ORLEN S.A.	488	5,616

Powszechna Kasa Oszczednosci Bank Polski S.A.	1,418	7,731

		13,347

Russia–0.00%
PhosAgro PJSC, GDR(c)	1	0

Sberbank of Russia PJSC(a)(c)	9,800	0

Tatneft PJSC(c)	1,980	0

VTB Bank PJSC(a)(c)	9,716,000	0

		0

Singapore–0.47%
DBS Group Holdings Ltd.	500	12,073

Oversea-Chinese Banking Corp. Ltd.	5,700	48,813

Singapore Telecommunications Ltd.	16,200	28,599

STMicroelectronics N.V.	142	4,435

United Overseas Bank Ltd.	500	9,802

		103,722

South Africa–1.50%
Absa Group Ltd.	1,048	11,403

Anglo American PLC	2,930	87,649

Bid Corp. Ltd.	315	5,071

Capitec Bank Holdings Ltd.	142	14,692

Discovery Ltd.(a)	977	6,399

FirstRand Ltd.	4,301	15,079

Gold Fields Ltd.	1,544	12,323

Grindrod Ltd.	362	205

Impala Platinum Holdings Ltd.	1,229	12,589

MTN Group Ltd.	3,450	24,427

Naspers Ltd., Class N	124	12,840

Nedbank Group Ltd.	740	8,769

	Shares	Value

South Africa–(continued)
Remgro Ltd.	1,182	$8,798

Sanlam Ltd.	3,088	8,988

Sasol Ltd.	1,922	32,321

Shoprite Holdings Ltd.	2,458	31,313

Sibanye Stillwater Ltd.	2,726	6,376

Standard Bank Group Ltd.	3,293	30,796

		330,038

South Korea–2.00%
Hyundai Mobis Co. Ltd.	252	38,666

KB Financial Group, Inc.	457	15,373

NAVER Corp.	55	6,520

Samsung Electronics Co. Ltd.	3,450	143,463

Samsung SDI Co. Ltd.	32	16,505

Shinhan Financial Group Co. Ltd.	488	12,415

SK Hynix, Inc.	3,560	206,033

		438,975

Spain–2.34%
Aena SME S.A.(a)(b)	32	3,765

Amadeus IT Group S.A.(a)	173	9,006

Banco Bilbao Vizcaya Argentaria S.A.	10,886	55,941

Banco Santander S.A.	42,679	110,411

CaixaBank S.A.	10,697	35,446

Iberdrola S.A.	12,714	129,151

Industria de Diseno Textil S.A.	331	7,497

Repsol S.A.	4,065	55,306

Telefonica S.A.	30,579	105,693

		512,216

Sweden–1.22%
Atlas Copco AB, Class A	693	7,399

Epiroc AB, Class A	410	6,269

H & M Hennes & Mauritz AB, Class B	1,308	13,160

Investor AB, Class B(d)	4,852	79,174

Skandinaviska Enskilda Banken AB, Class A	725	7,643

Swedbank AB, Class A	1,575	23,467

Telefonaktiebolaget LM Ericsson, Class B	8,350	46,392

Telia Co. AB	5,609	14,853

Volvo AB, Class B	4,206	68,773

		267,130

Switzerland–3.26%
ABB Ltd.	2,505	69,540

Accelleron Industries AG(a)	54	916

Cie Financiere Richemont S.A.	189	18,486

Geberit AG	16	7,106

Holcim AG	709	32,161

Novartis AG	4,789	388,151

Partners Group Holding AG	15	13,445

SGS S.A.	2	4,408

Swatch Group AG (The), BR	79	17,762

Swisscom AG	44	21,723

UBS Group AG	7,720	122,231

Zurich Insurance Group AG	47	20,040

		715,969

Taiwan–3.60%
ASE Technology Holding Co. Ltd., ADR	658	3,349

Asustek Computer, Inc.	4,000	29,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Advantage International Fund

	Shares	Value

Taiwan–(continued)
Catcher Technology Co. Ltd.	1,000	$5,250

Cathay Financial Holding Co. Ltd.	3,000	3,509

Chailease Holding Co. Ltd.	1,155	5,319

Chang Hwa Commercial Bank Ltd.	7,000	3,597

Cheng Shin Rubber Industry Co. Ltd.	3,000	3,001

China Development Financial Holding Corp.	11,000	3,999

China Steel Corp.	15,000	12,473

Chunghwa Telecom Co. Ltd., ADR	2,426	83,479

CTBC Financial Holding Co. Ltd.	25,000	15,774

Delta Electronics, Inc.	1,000	7,970

E Ink Holdings, Inc.	21,000	133,292

E.Sun Financial Holding Co. Ltd.	8,000	5,749

Evergreen Marine Corp. Taiwan Ltd.	800	3,415

Far EasTone Telecommunications Co. Ltd.	11,000	24,107

First Financial Holding Co. Ltd.	16,120	12,357

Formosa Chemicals & Fibre Corp.	2,000	4,304

Formosa Plastics Corp.	6,000	15,448

Hon Hai Precision Industry Co. Ltd.	6,000	19,041

Hua Nan Financial Holdings Co. Ltd.	10,000	6,518

MediaTek, Inc.	1,000	18,219

Mega Financial Holding Co. Ltd.	15,125	14,009

Nan Ya Plastics Corp.	6,000	12,687

Nan Ya Printed Circuit Board Corp.	1,000	6,517

Novatek Microelectronics Corp.	1,000	7,447

Pegatron Corp.	12,000	21,893

Quanta Computer, Inc.	14,000	29,661

Realtek Semiconductor Corp.	1,000	7,882

Taiwan Cooperative Financial Holding Co. Ltd.	17,150	13,269

Taiwan Mobile Co. Ltd.	8,000	23,597

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,521	155,168

Unimicron Technology Corp.	14,000	53,755

Uni-President Enterprises Corp.	3,000	6,086

United Microelectronics Corp., ADR	1,268	7,519

Wan Hai Lines Ltd.	1,645	3,439

Yuanta Financial Holding Co. Ltd.	13,798	8,412

		790,715

Turkey–0.17%
Eregli Demir ve Celik Fabrikalari TAS	14,872	23,703

Ford Otomotiv Sanayi A.S.	646	12,599

		36,302

United Kingdom–6.29%
Ashtead Group PLC	142	7,390

Associated British Foods PLC	457	7,057

AstraZeneca PLC	394	46,224

Aviva PLC	5,656	27,093

BAE Systems PLC	7,594	70,924

Barclays PLC	57,204	97,393

BP PLC(d)	32,486	180,224

British American Tobacco PLC	6,191	244,579

BT Group PLC	12,745	18,945

Coca-Cola Europacific Partners PLC	347	16,326

Compass Group PLC	851	17,923

Diageo PLC	1,512	62,334

Experian PLC	173	5,499

Haleon PLC(a)	1,119	3,437

HSBC Holdings PLC	8,413	43,152

	Shares	Value

United Kingdom–(continued)
Imperial Brands PLC	2,710	$65,977

Lloyds Banking Group PLC	153,416	73,839

National Grid PLC	2,741	29,824

NatWest Group PLC	11,264	30,249

Reckitt Benckiser Group PLC	394	26,103

RELX PLC	740	19,891

SSE PLC	1,717	30,652

Standard Chartered PLC	4,474	26,690

Tesco PLC	30,138	74,294

Unilever PLC	725	32,978

Vodafone Group PLC	103,869	121,044

		1,380,041

United Republic of Tanzania–0.03%
AngloGold Ashanti Ltd.	504	6,586

United States–3.59%
Atlassian Corp., Class A(a)	47	9,528

Ferguson PLC	32	3,487

GSK PLC	914	14,978

JBS S.A.	2,400	11,597

Nestle S.A.	1,197	130,283

Roche Holding AG	1,465	486,894

Stellantis N.V.	8,948	120,801

Swiss Re AG	126	9,349

		786,917

Vietnam–0.00%
Vietnam Dairy Products JSC	2	6

Total Common Stocks & Other Equity Interests (Cost $16,689,054)		16,262,283

	Principal Amount

Event-Linked Bonds–0.41%
Multinational–0.41%
Alturas RE Segregated Account, Catastrophe Linked Notes, 0.00%, 12/31/2022(b)(c)(e)	$1,000	0

Eden RE II Ltd., Class A, Catastrophe Linked Notes, 0.00%, 03/22/2023(b)(c)(e)	720	7,979

Limestone Re Ltd., Class A, Catastrophe Linked Notes, 0.00%, 12/31/2023(b)(c)(e)	1,175	1,416

Sector Re V Ltd., Series 2019-1, Class A, Catastrophe Linked Notes, 0.00%, 03/01/2024(b)(c)(e)	120,000	81,303

Total Event-Linked Bonds (Cost $122,895)		90,698

	Shares

Preferred Stocks–0.26%
Multinational–0.26%
Harambee Re Ltd., Pfd.(c)	15	1,403

Lion Rock Re Ltd., Series S, Pfd.(c)	25	1,573

Mt. Logan Re Ltd., Pfd.(c)	116	48,578

Thopas Re Ltd., Pfd.(c)	5	1,362

Turing Re Ltd., Series 2019-1, Pfd.(b)(c)	885	2,386

Viribus Re Ltd., Pfd.(c)	33,312	2,104

Total Preferred Stocks (Cost $241,561)		57,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Advantage International Fund

	Shares	Value

Money Market Funds–19.58%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(f)(g)	1,503,463	$1,503,463

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(f)(g)	1,073,794	1,074,009

Invesco Treasury Portfolio, Institutional Class, 3.08%(f)(g)	1,718,243	1,718,243

Total Money Market Funds (Cost $4,295,609)		4,295,715

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-93.96% (Cost $21,226,224)		20,615,404

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.30%
Invesco Private Government Fund, 3.18%(f)(g)(h)	18,242	18,242

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 3.28%(f)(g)(h)	46,647	$46,646

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,884)		64,888

TOTAL INVESTMENTS IN SECURITIES–94.67% (Cost $21,414,003)		20,770,990

OTHER ASSETS LESS LIABILITIES–5.33%		1,169,139

NET ASSETS–100.00%		$21,940,129

Investment Abbreviations:

ADR	- American Depositary Receipt
BDR	- Brazilian Depositary Receipt
BR	- Bearer Shares
CPO	- Certificates of Ordinary Participation
GDR	- Global Depositary Receipt
Pfd.	- Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $203,827, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at October 31, 2022.
(e)	Zero coupon bond issued at a discount.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 705,491	$ 6,944,368	$ (6,146,396)	$ -	$ -	$1,503,463	$11,395
Invesco Liquid Assets Portfolio, Institutional Class	880,433	4,960,263	(4,766,539)	182	(330)	1,074,009	14,248
Invesco Treasury Portfolio, Institutional Class	806,276	7,936,421	(7,024,454)	-	-	1,718,243	16,429
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	203,776	(185,534)	-	-	18,242	100*
Invesco Private Prime Fund	-	481,483	(434,821)	4	(20)	46,646	269*
Total	$2,392,200	$20,526,311	$(18,557,744)	$186	$(350)	$4,360,603	$42,441

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Advantage International Fund

Open Exchange-Traded Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

MSCI EAFE Index	Call	11/18/2022	40	USD	1,770.00	USD	7,080,000	$(120,600)

MSCI Emerging Markets Index	Call	11/18/2022	35	USD	930.00	USD	3,255,000	(5,163)

Subtotal – Exchange-Traded Index Call Options Written								(125,763)

Equity Risk

MSCI EAFE Index	Put	11/18/2022	40	USD	1,550.00	USD	6,200,000	(12,200)

MSCI Emerging Markets Index	Put	11/18/2022	35	USD	820.00	USD	2,870,000	(26,425)

Subtotal – Exchange-Traded Index Put Options Written								(38,625)

Total Index Options Written								$(164,388)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Canadian Dollar	24	December-2022	$1,761,720	$(38,605)	$ (38,605)
Equity Risk
S&P/TSX 60 Index	11	December-2022	1,901,655	15,216	15,216
Subtotal-Long Futures Contracts				(23,389)	(23,389)

Short Futures Contracts
Equity Risk
MSCI EAFE Index	79	December-2022	(6,935,805)	334,639	334,639
MSCI Emerging Markets Index	71	December-2022	(3,030,280)	409,551	409,551
Subtotal-Short Futures Contracts				744,190	744,190
Total Futures Contracts				$720,801	$720,801

(a)	Futures contracts collateralized by $624,516 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Daily Net Total Return Index	SOFR + 0.340%	Monthly	936	February-2023	USD	1,575,906	$-	$39,293	$39,293
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	SOFR + 0.700%	Monthly	378	December-2022	USD	630,149	-	2,657	2,657
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	SOFR + 0.700%	Monthly	345	December-2022	USD	575,136	-	2,426	2,426
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	SOFR + 0.700%	Monthly	334	December-2022	USD	556,798	-	2,348	2,348
Total - Total Return Swap Agreements									$-	$46,724	$46,724

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

SOFR – Secured Overnight Financing Rate

USD   – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Advantage International Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $17,053,510)*	$16,410,387

Investments in affiliated money market funds, at value (Cost $4,360,493)	4,360,603

Other investments:
Variation margin receivable - futures contracts	491,719

Unrealized appreciation on swap agreements - OTC	46,724

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	624,516

Cash	288,834

Foreign currencies, at value (Cost $48,187)	47,991

Receivable for:
Fund shares sold	46,895

Dividends	105,334

Interest	404

Investment for trustee deferred compensation and retirement plans	12,014

Other assets	40,449

Total assets	22,475,870

Liabilities:
Other investments:
Options written, at value (premiums received $291,991)	164,388

Swaps payable - OTC	4,658

Payable for:
Investments purchased	209,957

Fund shares reacquired	14,157

Collateral upon return of securities loaned	64,884

Accrued fees to affiliates	8,677

Accrued trustees’ and officers’ fees and benefits	799

Accrued other operating expenses	56,207

Trustee deferred compensation and retirement plans	12,014

Total liabilities	535,741

Net assets applicable to shares outstanding	$21,940,129

Net assets consist of:

Shares of beneficial interest	$23,239,810

Distributable earnings (loss)	(1,299,681)

$21,940,129

Net Assets:
Class A	$12,411,623

Class C	$2,920,495

Class R	$3,520,688

Class Y	$3,076,025

Class R5	$9,872

Class R6	$1,426

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,233,478

Class C	301,918

Class R	354,167

Class Y	302,331

Class R5	974

Class R6	140

Class A:
Net asset value per share	$10.06

Maximum offering price per share (Net asset value of $10.06 ÷ 94.50%)	$10.65

Class C:
Net asset value and offering price per share	$9.67

Class R:
Net asset value and offering price per share	$9.94

Class Y:
Net asset value and offering price per share	$10.17

Class R5:
Net asset value and offering price per share	$10.14

Class R6:
Net asset value and offering price per share	$10.19

*	At October 31, 2022, securities with an aggregate value of $33,753 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Advantage International Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$17,531

Dividends (net of foreign withholding taxes of $45,934)	711,754

Dividends from affiliated money market funds (includes net securities lending income of $553)	42,625

Foreign withholding tax claims	169

Total investment income	772,079

Expenses:
Advisory fees	102,708

Administrative services fees	2,955

Distribution fees:
Class A	27,715

Class C	32,211

Class R	19,419

Transfer agent fees - A, C, R and Y	42,359

Transfer agent fees - R5	3

Trustees’ and officers’ fees and benefits	19,136

Registration and filing fees	75,415

Professional services fees	92,220

Other	11,218

Total expenses	425,359

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(219,811)

Net expenses	205,548

Net investment income	566,531

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,666,293)

Affiliated investment securities	(350)

Foreign currencies	(3,826)

Forward foreign currency contracts	(2,217)

Futures contracts	885,437

Option contracts written	(31,983)

Swap agreements	(1,148,394)

(1,967,626)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,561,713)

Affiliated investment securities	186

Foreign currencies	(6,446)

Futures contracts	637,717

Option contracts written	69,642

Swap agreements	2,445

(1,858,169)

Net realized and unrealized gain (loss)	(3,825,795)

Net increase (decrease) in net assets resulting from operations	$(3,259,264)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Advantage International Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$566,531	$372,232

Net realized gain (loss)	(1,967,626)	2,948,430

Change in net unrealized appreciation (depreciation)	(1,858,169)	867,477

Net increase (decrease) in net assets resulting from operations	(3,259,264)	4,188,139

Distributions to shareholders from distributable earnings:
Class A	(1,513,571)	(8,308)

Class C	(394,740)	(2,808)

Class R	(529,023)	(3,184)

Class Y	(138,310)	(732)

Class R5	(1,617)	(9)

Class R6	(232)	(1)

Total distributions from distributable earnings	(2,577,493)	(15,042)

Share transactions-net:
Class A	3,277,465	212,515

Class C	486,659	(619,837)

Class R	281,907	(110,212)

Class Y	2,325,217	65,517

Class R6	–	(2)

Net increase (decrease) in net assets resulting from share transactions	6,371,248	(452,019)

Net increase in net assets	534,491	3,721,078

Net assets:
Beginning of year	21,405,638	17,684,560

End of year	$21,940,129	$21,405,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Advantage International Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$13.37	$0.32	$(2.00)	$(1.68)	$(0.14)	$(1.49)	$(1.63)	$10.06	(14.27	)%(e)	$12,412	0.83	%(e)	1.87	%(e)	2.85	%(e)	157%
Year ended 10/31/21	10.83	0.25	2.30	2.55	–	(0.01)	(0.01)	13.37	23.54	(e)	12,502	0.87	(e)	2.27	(e)	1.89	(e)	141
Year ended 10/31/20	10.90	0.12	(0.13)	(0.01)	–	(0.06)	(0.06)	10.83	(0.09)		9,934	0.94		1.74		1.08		238
Year ended 10/31/19	10.57	0.09	0.82	0.91	0.00	(0.58)	(0.58)	10.90	9.51		63,878	1.14		1.53		0.91		43
Year ended 10/31/18	11.62	0.17	(0.96)	(0.79)	(0.05)	(0.21)	(0.26)	10.57	(6.98)		60,916	1.17		1.49		1.48		126
Class C
Year ended 10/31/22	12.90	0.23	(1.93)	(1.70)	(0.04)	(1.49)	(1.53)	9.67	(14.94)		2,920	1.58		2.64		2.10		157
Year ended 10/31/21	10.52	0.14	2.25	2.39	–	(0.01)	(0.01)	12.90	22.72		3,350	1.62		3.04		1.14		141
Year ended 10/31/20	10.66	0.04	(0.12)	(0.08)	–	(0.06)	(0.06)	10.52	(0.75)		3,241	1.65		2.49		0.37		238
Year ended 10/31/19	10.42	0.02	0.80	0.82	–	(0.58)	(0.58)	10.66	8.73		3,294	1.89		2.43		0.16		43
Year ended 10/31/18	11.50	0.08	(0.95)	(0.87)	–	(0.21)	(0.21)	10.42	(7.72)		3,649	1.92		2.62		0.73		126
Class R
Year ended 10/31/22	13.23	0.29	(1.98)	(1.69)	(0.11)	(1.49)	(1.60)	9.94	(14.53)		3,521	1.08		2.14		2.60		157
Year ended 10/31/21	10.74	0.21	2.29	2.50	–	(0.01)	(0.01)	13.23	23.27		4,360	1.12		2.54		1.64		141
Year ended 10/31/20	10.83	0.09	(0.12)	(0.03)	–	(0.06)	(0.06)	10.74	(0.28)		3,607	1.14		1.99		0.88		238
Year ended 10/31/19	10.52	0.07	0.82	0.89	–	(0.58)	(0.58)	10.83	9.35		3,266	1.39		1.94		0.66		43
Year ended 10/31/18	11.58	0.14	(0.96)	(0.82)	(0.03)	(0.21)	(0.24)	10.52	(7.29)		2,513	1.42		2.15		1.23		126
Class Y
Year ended 10/31/22	13.51	0.34	(2.01)	(1.67)	(0.18)	(1.49)	(1.67)	10.17	(14.12)		3,076	0.58		1.64		3.10		157
Year ended 10/31/21	10.91	0.28	2.33	2.61	–	(0.01)	(0.01)	13.51	23.92		1,178	0.62		2.04		2.14		141
Year ended 10/31/20	10.95	0.14	(0.12)	0.02	–	(0.06)	(0.06)	10.91	0.18		890	0.71		1.49		1.31		238
Year ended 10/31/19	10.60	0.11	0.82	0.93	–	(0.58)	(0.58)	10.95	9.67		1,433	0.99		1.36		1.06		43
Year ended 10/31/18	11.65	0.19	(0.97)	(0.78)	(0.06)	(0.21)	(0.27)	10.60	(6.86)		450	1.02		1.63		1.63		126
Class R5
Year ended 10/31/22	13.46	0.35	(2.00)	(1.65)	(0.18)	(1.49)	(1.67)	10.14	(14.02)		10	0.58		1.47		3.10		157
Year ended 10/31/21	10.88	0.28	2.31	2.59	–	(0.01)	(0.01)	13.46	23.80		13	0.62		1.85		2.14		141
Year ended 10/31/20	10.91	0.15	(0.12)	0.03	–	(0.06)	(0.06)	10.88	0.28		11	0.66		1.47		1.36		238
Period ended 10/31/19(f)	10.27	0.05	0.59	0.64	–	–	–	10.91	6.23		11	1.94	(g)	1.26	(g)	1.11	(g)	43
Class R6
Year ended 10/31/22	13.53	0.35	(2.02)	(1.67)	(0.18)	(1.49)	(1.67)	10.19	(14.10)		1	0.58		1.47		3.10		157
Year ended 10/31/21	10.93	0.28	2.33	2.61	–	(0.01)	(0.01)	13.53	23.88		2	0.62		1.85		2.14		141
Year ended 10/31/20	10.96	0.14	(0.11)	0.03	–	(0.06)	(0.06)	10.93	0.28		2	0.68		1.47		1.34		238
Year ended 10/31/19	10.59	0.12	0.83	0.95	–	(0.58)	(0.58)	10.96	9.88		11	0.89		1.21		1.16		43
Year ended 10/31/18	11.65	0.20	(0.97)	(0.77)	(0.08)	(0.21)	(0.29)	10.59	(6.84)		10	0.92		1.24		1.74		126

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Estimated acquired fund fees from underlying funds were 0.14% and 0.17% for the years ended October 31, 2019 and 2018 respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the years ended October 31, 2022 and 2021.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Advantage International Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Advantage International Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

Prior to February 10, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global Multi-Asset Growth Fund (Cayman) Ltd. (the “Subsidiary”), a wholly owned and controlled subsidiary by the Fund that was organized under the laws of the Cayman Islands. Effective February 10, 2020, the Subsidiary liquidated and ceased operations. For the period November 1, 2019 through February 10, 2020, the Subsidiary operations were consolidated on the Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

18	Invesco Advantage International Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the

19	Invesco Advantage International Fund

security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A

20	Invesco Advantage International Fund

risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and

21	Invesco Advantage International Fund

amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.490%

Next $500 million	0.470%

Next $4.0 billion	0.440%

Over $5.0 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $102,708, reimbursed fund level expenses of $74,325 and reimbursed class level expenses of $24,308, $6,501, $7,834, $3,717, $3 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the

22	Invesco Advantage International Fund

annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $13,773 in front-end sales commissions from the sale of Class A shares and $0 and $79 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Australia	$180,027	$401,815	$–	$581,842
Austria	–	34,807	–	34,807
Belgium	–	149,983	–	149,983
Brazil	477,698	–	–	477,698
Chile	–	50,975	–	50,975
China	40,650	1,480,389	–	1,521,039
Colombia	8,574	–	–	8,574
Czech Republic	–	8,241	–	8,241
Denmark	–	359,437	–	359,437
Finland	36,259	52,338	–	88,597
France	7,771	1,317,200	–	1,324,971
Germany	35,738	1,131,714	–	1,167,452
Greece	–	13,867	–	13,867
Hong Kong	–	343,667	–	343,667
Hungary	–	33,327	–	33,327
Indonesia	–	264,915	–	264,915
Ireland	–	36,268	–	36,268
Israel	4,135	–	–	4,135
Italy	–	284,772	–	284,772
Japan	–	2,973,654	–	2,973,654
Luxembourg	102,653	–	–	102,653
Malaysia	–	72,140	–	72,140
Mexico	141,538	–	–	141,538
Multinational	–	–	148,104	148,104
Netherlands	14,734	778,045	–	792,779
Peru	13,904	–	–	13,904
Philippines	–	29,084	–	29,084
Poland	–	13,347	–	13,347
Russia	–	–	–	–
Singapore	–	103,722	–	103,722
South Africa	87,649	242,389	–	330,038

South Korea	–	438,975	–	438,975

Spain	35,446	476,770	–	512,216

Sweden	–	267,130	–	267,130

23	Invesco Advantage International Fund

	Level 1	Level 2	Level 3	Total
Switzerland	$19,402	$696,567	$–	$715,969

Taiwan	249,515	541,200	–	790,715

Turkey	–	36,302	–	36,302

United Kingdom	131,863	1,248,178	–	1,380,041

United Republic of Tanzania	–	6,586	–	6,586

United States	21,125	765,792	–	786,917

Vietnam	–	6	–	6

Money Market Funds	4,295,715	64,888	–	4,360,603

Total Investments in Securities	5,904,396	14,718,490	148,104	20,770,990

Other Investments - Assets*

Futures Contracts	759,406	–	–	759,406

Swap Agreements	–	46,724	–	46,724

	759,406	46,724	–	806,130

Other Investments - Liabilities*

Futures Contracts	(38,605)	–	–	(38,605)

Options Written	(164,388)	–	–	(164,388)

	(202,993)	–	–	(202,993)

Total Other Investments	556,413	46,724	–	603,137

Total Investments	$6,460,809	$14,765,214	$148,104	$21,374,127

*	Futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2022:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	10/31/21	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3	Level 3	10/31/22
Event-Linked Bonds	$101,488	$–	$(1,250)	$–	$(5,351)	$(4,189)	$–	$–	$90,698
Preferred Stocks	106,327	–	(27,844)	–	15,206	(36,283)	–	–	57,406
Common Stocks & Other Equity Interests	1,157	56,399	–	–	–	(56,399)	–	(1,157)	–
Total	$208,972	$56,399	$(29,094)	$–	$9,855	$(96,871)	$–	$(1,157)	$148,104

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$759,406

Unrealized appreciation on swap agreements – OTC	46,724

Total Derivative Assets	806,130

Derivatives not subject to master netting agreements	(759,406)

Total Derivative Assets subject to master netting agreements	$46,724

24	Invesco Advantage International Fund

	Value
	Currency	Equity
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(38,605)	$–	$(38,605)

Options written, at value — Exchange-Traded	–	(164,388)	(164,388)

Total Derivative Liabilities	(38,605)	(164,388)	(202,993)

Derivatives not subject to master netting agreements	38,605	164,388	202,993

Total Derivative Liabilities subject to master netting agreements	$–	$–	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial
	Derivative			Collateral
	Assets	Financial Derivative Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount
BNP Paribas S.A.	$39,293	$(1,918)	$37,375	$–	$–	$37,375
Goldman Sachs International	7,431	(2,740)	4,691	–	–	4,691
Total	$46,724	$(4,658)	$42,066	$–	$–	$42,066

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Equity
	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(2,217)	$-	$(2,217)

Futures contracts	(87,145)	972,582	885,437

Options written	-	(31,983)	(31,983)

Swap agreements	-	(1,148,394)	(1,148,394)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(73,134)	710,851	637,717

Options written	-	69,642	69,642

Swap agreements	-	2,445	2,445

Total	$(162,496)	$575,143	$412,647

The table below summarizes the average notional value of derivatives held during the period.

	Forward		Index
	Foreign Currency	Futures	Options	Swap
	Contracts	Contracts	Written	Agreements
Average notional value	$115,231	$8,445,590	$8,110,818	$4,552,272
Average contracts	–	–	58	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $415.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

25	Invesco Advantage International Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$1,824,898	$–

Long-term capital gain	752,595	15,042

Total distributions	$2,577,493	$15,042

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(1,171,893)

Net unrealized appreciation (depreciation) – foreign currencies	(5,374)

Temporary book/tax differences	(10,423)

Capital loss carryforward	(111,991)

Shares of beneficial interest	23,239,810

Total net assets	$21,940,129

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$111,991	$–	$111,991

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $26,633,729 and $22,799,366, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$293,613

Aggregate unrealized (depreciation) of investments	(1,465,506)

Net unrealized appreciation (depreciation) of investments	$(1,171,893)

Cost of investments for tax purposes is $22,546,020.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and derivative instruments, on October 31, 2022, undistributed net investment income was decreased by $490,134, undistributed net realized gain (loss) was increased by $730,978 and shares of beneficial interest was decreased by $240,844. This reclassification had no effect on the net assets of the Fund.

26	Invesco Advantage International Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	349,749	$3,777,786	265,567	$3,466,204

Class C	65,696	724,213	52,280	661,111

Class R	80,205	887,745	97,739	1,239,930

Class Y	261,354	2,817,156	20,242	261,063

Class R6	-	-	10	130

Issued as reinvestment of dividends:
Class A	128,932	1,505,924	668	8,294

Class C	34,576	390,706	231	2,785

Class R	44,248	511,946	259	3,184

Class Y	8,680	102,345	57	714

Automatic conversion of Class C shares to Class A shares:
Class A	8,202	88,383	12,864	163,378

Class C	(8,512)	(88,383)	(13,269)	(163,378)

Reacquired:
Class A	(188,143)	(2,094,628)	(261,679)	(3,425,361)

Class C	(49,589)	(539,877)	(87,451)	(1,120,355)

Class R	(99,929)	(1,117,784)	(104,357)	(1,353,326)

Class Y	(54,935)	(594,284)	(14,619)	(196,260)

Class R6	-	-	(10)	(132)

Net increase (decrease) in share activity	580,534	$6,371,248	(31,468)	$(452,019)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

27	Invesco Advantage International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Advantage International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Advantage International Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended October 31, 2022 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended October 31, 2022, and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Global Multi-Asset Growth Fund (subsequently renamed Invesco Advantage International Fund) as of and for the year ended October 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, insurance companies, and brokers; when replies were not received from brokers or insurance companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Advantage International Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$911.20	$3.85	$1,021.17	$4.08	0.80%
Class C	1,000.00	908.00	7.55	1,017.29	7.98	1.57
Class R	1,000.00	910.30	5.15	1,019.81	5.45	1.07
Class Y	1,000.00	912.10	2.75	1,022.33	2.91	0.57
Class R5	1,000.00	912.70	2.75	1,022.33	2.91	0.57
Class R6	1,000.00	912.30	2.75	1,022.33	2.91	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29	Invesco Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Advantage International Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-USA Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods, and reasonably comparable to the performance of the Index for the three year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that, prior to November 18, 2019, the Fund was sub-advised by Barings. The Board recognized that the performance data reflects a snapshot in time as

30	Invesco Advantage International Fund

of a particular date and that selecting a different performance period could produce different results. The Board noted that the Fund’s exposure to certain factors detracted from performance. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared in 2020 and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.

The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Advantage International Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$752,595
Qualified Dividend Income*	25.58%
Corporate Dividends Received Deduction*	5.50%
U.S. Treasury Obligations*	0.02%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,619,967

32	Invesco Advantage International Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Interested Trustee

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees

Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None

Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Advantage International Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLMAG-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco EQV Asia Pacific Equity Fund

Nasdaq:

A: ASIAX ∎ C: ASICX ∎ Y: ASIYX ∎ R6: ASISX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco EQV Asia Pacific Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific ex Japan Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-26.42%
Class C Shares	-26.94
Class Y Shares	-26.24
Class R6 Shares	-26.16
MSCI All Country Asia Pacific ex Japan Index▼ (Broad Market/Style-Specific Index)	-31.22

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, under performed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    Relative outperformance versus the Fund’s broad-based/style-specific benchmark, MSCI All Country Asia Pacific ex Japan Index, was primarily driven by strong stock selection in the real estate sector. Within the sector, Thailand-based retail property development company Central Pattana was a notable contributor during the fiscal year. Security selection and an overweight in health care also contributed to relative performance. Within health care, Indonesia-based Kalbe Farma, a pharmaceutical and consumer health company, and Mitra Keluarga Karyasehat, a leading community hospital operator, added to both absolute and relative results. On a geographic basis, an overweight in Indonesia was the largest contributor to the Fund’s relative return. Stock selection in China and exposure in the US added to relative results. In a declining equity market environment, the Fund’s cash exposure contributed to the Fund’s relative performance. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    In contrast, stock selection in consumer staples was the largest detractor from the Fund’s relative performance. Within the sector, weakness was seen in select Chinese names, including dairy products manufacturer and distributor China Mengniu Dairy and liquor spirits maker Wuliangye Yibin. These companies have faced headwinds due to sporadic COVID-19 lockdowns and uneven macroeconomic recovery in China. Lack of exposure in the energy sector, the best performing sector in the MSCI All Country Asia Pacific ex Japan Index during the fiscal year, negatively affected relative results. Fund holdings in the materials sector outperformed those of the benchmark index, but an underweight in the sector had a negative impact on relative performance. Geographically, underweights in Australia and India were among the largest detractors from the Fund’s relative return. Security selection in South Korea and India detracted from relative performance as well.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including South Korea-based information technology (IT) company LEENO Industrial, a global leader in the high-end testing pins and sockets market, China-based industrials company AirTAC International, a manufacturer and supplier of pneumatic control equipment and Taiwan-based IT company MediaTek, a fabless semiconductor company. We sold several holdings, including China-based companies Alibaba Group Holding and Sunny Optical Technology, US-based (formerly Australia-based) global packaging company Amcor and South Korea-based internet conglomerate company NAVER.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco EQV Asia Pacific Equity Fund.

2	Invesco EQV Asia Pacific Equity Fund

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Mark Jason

Michael Shaman

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco EQV Asia Pacific Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco EQV Asia Pacific Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/3/97)	7.15%
10 Years	2.92
5 Years	-1.70
1 Year	-30.48

Class C Shares
Inception (11/3/97)	7.14%
10 Years	2.88
5 Years	-1.32
1 Year	-27.62

Class Y Shares
Inception (10/3/08)	8.01%
10 Years	3.76
5 Years	-0.33
1 Year	-26.24

Class R6 Shares
10 Years	3.74%
5 Years	-0.17
1 Year	-26.16

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco EQV Asia Pacific Equity Fund

Supplemental Information

Invesco EQV Asia Pacific Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country Asia Pacific ex Japan Index is an unmanaged index considered representative of Asia Pacific region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco EQV Asia Pacific Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	16.71%

Information Technology	14.98

Consumer Discretionary	14.95

Real Estate	14.21

Consumer Staples	12.26

Health Care	8.75

Industrials	5.21

Communication Services	3.50

Money Market Funds Plus Other Assets Less Liabilities	9.43

Top 10 Equity Holdings*

		% of total net assets

1.	Yum China Holdings, Inc.	5.54%

2.	Broadcom, Inc.	5.04

3.	HDFC Bank Ltd., ADR	4.42

4.	Central Pattana PCL, Foreign Shares	4.12

5.	Swire Properties Ltd.	3.84

6.	BDO Unibank, Inc.	3.73

7.	Tongcheng Travel Holdings Ltd.	3.43

8.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.36

9.	PT Bank Central Asia Tbk	3.35

10.	CSL Ltd.	3.27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco EQV Asia Pacific Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-90.57%
Australia-3.27%
CSL Ltd.	81,549	$14,614,460

China-25.89%
Airtac International Group	296,000	6,798,863

China Mengniu Dairy Co. Ltd.	3,034,000	9,724,775

China Resources Beer Holdings Co. Ltd.	1,556,000	7,336,371

Chongqing Fuling Zhacai Group Co. Ltd., A Shares	2,018,788	6,228,710

Fuyao Glass Industry Group Co. Ltd., H Shares(a)	1,949,200	6,977,997

JD.com, Inc., ADR(b)	371,036	13,835,932

Minth Group Ltd.	1,838,000	3,607,968

Tencent Holdings Ltd.	338,900	8,892,656

Tongcheng Travel Holdings Ltd.(a)(c)	9,879,200	15,330,699

Wuliangye Yibin Co. Ltd., A Shares	669,038	12,248,140

Yum China Holdings, Inc.	599,316	24,781,717

		115,763,828

Hong Kong-4.58%
Hongkong Land Holdings Ltd.	861,300	3,318,432

Swire Properties Ltd.	8,914,200	17,139,445

		20,457,877

India-6.22%
Emami Ltd.	1,412,464	8,084,560

HDFC Bank Ltd., ADR	316,741	19,736,132

		27,820,692

Indonesia-13.37%
PT Bank Central Asia Tbk	26,531,800	14,950,344

PT Kalbe Farma Tbk	105,015,100	13,806,621

PT Mitra Keluarga Karyasehat Tbk(a)	60,322,700	10,665,126

PT Pakuwon Jati Tbk	484,554,400	13,608,052

PT Telkom Indonesia (Persero) Tbk	23,918,700	6,745,591

		59,775,734

Macau-0.52%
Galaxy Entertainment Group Ltd.	513,000	2,337,562

Malaysia-3.77%
Bursa Malaysia Bhd.	7,666,250	10,460,092

Heineken Malaysia Bhd.	1,306,900	6,385,407

		16,845,499

New Zealand-2.06%
Auckland International Airport Ltd.(c)	1,304,042	5,831,792

Freightways Ltd.	558,671	3,359,770

		9,191,562

Philippines-7.35%
BDO Unibank, Inc.	7,545,740	16,677,680

SM Investments Corp.	511,646	7,279,177

SM Prime Holdings, Inc.	16,339,500	8,929,523

		32,886,380

	Shares	Value

Singapore-3.37%
Keppel REIT	3,441,600	$2,175,159

United Overseas Bank Ltd.	658,700	12,912,806

		15,087,965

South Korea-4.94%
Douzone Bizon Co. Ltd.	87,490	1,867,306

LEENO Industrial, Inc.	74,656	7,146,011

Samsung Electronics Co. Ltd.	314,061	13,059,757

		22,073,074

Taiwan-5.00%
ASPEED Technology, Inc.	45,000	2,326,577

MediaTek, Inc.	275,000	5,010,311

Taiwan Semiconductor Manufacturing Co. Ltd.	1,249,464	15,036,176

		22,373,064

Thailand-4.12%
Central Pattana PCL, Foreign Shares	10,208,100	18,428,534

United States-5.04%
Broadcom, Inc.	47,949	22,541,784

Vietnam-1.07%
Vietnam Dairy Products JSC	1,510,890	4,766,966

Total Common Stocks & Other Equity Interests (Cost $365,103,632)		404,964,981

Money Market Funds-8.49%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	13,283,138	13,283,138

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	9,509,011	9,510,912

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	15,180,730	15,180,730

Total Money Market Funds (Cost $37,971,389)		37,974,780

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.06% (Cost $403,075,021)		442,939,761

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.93%
Invesco Private Government Fund, 3.18%(d)(e)(f)	2,413,043	2,413,043

Invesco Private Prime Fund, 3.28%(d)(e)(f)	6,203,151	6,203,151

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,615,573)		8,616,194

TOTAL INVESTMENTS IN SECURITIES–100.99% (Cost $411,690,594)		451,555,955

OTHER ASSETS LESS LIABILITIES-(0.99)%		(4,436,857)

NET ASSETS-100.00%		$447,119,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV Asia Pacific Equity Fund

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $32,973,822, which represented 7.37% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,256,961	$57,717,926	$(56,691,749)	$-	$-	$13,283,138	$108,678
Invesco Liquid Assets Portfolio, Institutional Class	8,779,296	41,227,090	(40,494,107)	721	(2,088)	9,510,912	78,213
Invesco Treasury Portfolio, Institutional Class	14,007,956	65,963,344	(64,790,570)	-	-	15,180,730	119,289
Investments Purchased with Cash Collateralfrom Securities on Loan:
Invesco Private Government Fund	-	38,780,581	(36,367,538)	-	-	2,413,043	7,854*
Invesco Private Prime Fund	-	97,442,191	(91,242,302)	621	2,641	6,203,151	22,040*
Total	$35,044,213	$301,131,132	$(289,586,266)	$1,342	$553	$46,590,974	$336,074

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV Asia Pacific Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $365,103,632)*	$404,964,981

Investments in affiliated money market funds, at value (Cost $46,586,962)	46,590,974

Foreign currencies, at value (Cost $454,545)	452,860

Receivable for:
Investments sold	4,722,456

Fund shares sold	307,219

Dividends	270,521

Investment for trustee deferred compensation and retirement plans	85,647

Other assets	39,234

Total assets	457,433,892

Liabilities:
Payable for:
Fund shares reacquired	347,179

Amount due custodian	3,540

Accrued foreign taxes	782,880

Collateral upon return of securities loaned	8,615,573

Accrued fees to affiliates	314,385

Accrued trustees’ and officers’ fees and benefits	1,224

Accrued other operating expenses	154,907

Trustee deferred compensation and retirement plans	95,106

Total liabilities	10,314,794

Net assets applicable to shares outstanding	$447,119,098

Net assets consist of:
Shares of beneficial interest	$373,810,411

Distributable earnings	73,308,687

$447,119,098

Net Assets:
Class A	$295,254,691

Class C	$8,846,868

Class Y	$122,929,221

Class R6	$20,088,318

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,778,407

Class C	398,623

Class Y	4,887,334

Class R6	799,358

Class A:
Net asset value per share	$25.07

Maximum offering price per share (Net asset value of $25.07 ÷ 94.50%)	$26.53

Class C:
Net asset value and offering price per share	$22.19

Class Y:
Net asset value and offering price per share	$25.15

Class R6:
Net asset value and offering price per share	$25.13

*	At October 31, 2022, a security with a value of $8,290,723 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV Asia Pacific Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $794,065)	$11,350,338

Dividends from affiliated money market funds (includes net securities lending income of $3,019)	309,199

Total investment income	11,659,537

Expenses:
Advisory fees	5,386,210

Administrative services fees	82,068

Custodian fees	181,245

Distribution fees:
Class A	945,438

Class C	122,600

Transfer agent fees – A, C and Y	1,052,469

Transfer agent fees – R6	16,233

Trustees’ and officers’ fees and benefits	23,751

Registration and filing fees	69,205

Reports to shareholders	55,896

Professional services fees	78,800

Other	14,185

Total expenses	8,028,100

Less: Fees waived and/or expense offset arrangement(s)	(25,666)

Net expenses	8,002,434

Net investment income	3,657,103

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $56,672)	34,929,034

Affiliated investment securities	553

Foreign currencies	(168,392)

34,761,195

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $231,494)	(208,795,173)

Affiliated investment securities	1,342

Foreign currencies	(3,225)

(208,797,056)

Net realized and unrealized gain (loss)	(174,035,861)

Net increase (decrease) in net assets resulting from operations	$(170,378,758)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV Asia Pacific Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$3,657,103	$2,066,034

Net realized gain	34,761,195	51,103,824

Change in net unrealized appreciation (depreciation)	(208,797,056)	13,836,921

Net increase (decrease) in net assets resulting from operations	(170,378,758)	67,006,779

Distributions to shareholders from distributable earnings:
Class A	(30,871,663)	(33,752,095)

Class C	(1,135,132)	(1,877,272)

Class Y	(11,823,956)	(12,868,796)

Class R6	(6,813,606)	(8,742,429)

Total distributions from distributable earnings	(50,644,357)	(57,240,592)

Share transactions–net:
Class A	(11,461,589)	3,390,566

Class C	(2,034,106)	(7,801,060)

Class Y	11,646,727	11,664,145

Class R6	(53,445,726)	(16,827,003)

Net increase (decrease) in net assets resulting from share transactions	(55,294,694)	(9,573,352)

Net increase (decrease) in net assets	(276,317,809)	192,835

Net assets:
Beginning of year	723,436,907	723,244,072

End of year	$447,119,098	$723,436,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco EQV Asia Pacific Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover(c)
Class A
Year ended 10/31/22	$36.69	$0.17	$(9.22)	$(9.05)	$(0.07)	$(2.50)	$(2.57)	$25.07	(26.39)%	$295,255	1.45%	1.45%	0.53%	13%
Year ended 10/31/21	36.20	0.07	3.23	3.30	(0.10)	(2.71)	(2.81)	36.69	8.97	447,947	1.38	1.38	0.17	15
Year ended 10/31/20	33.15	0.13	5.12	5.25	(0.35)	(1.85)	(2.20)	36.20	16.67	438,473	1.44	1.45	0.40	27
Year ended 10/31/19	30.30	0.35	4.60	4.95	(0.34)	(1.76)	(2.10)	33.15	17.17	433,120	1.43	1.44	1.08	17
Year ended 10/31/18	36.95	0.36	(4.21)	(3.85)	(0.28)	(2.52)	(2.80)	30.30	(11.39)	395,319	1.44	1.46	1.04	21
Class C
Year ended 10/31/22	32.94	(0.06)	(8.19)	(8.25)	–	(2.50)	(2.50)	22.19	(26.94)	8,847	2.20	2.20	(0.22)	13
Year ended 10/31/21	32.90	(0.20)	2.95	2.75	–	(2.71)	(2.71)	32.94	8.16	15,631	2.13	2.13	(0.58)	15
Year ended 10/31/20	30.25	(0.10)	4.65	4.55	(0.05)	(1.85)	(1.90)	32.90	15.78	23,167	2.19	2.20	(0.35)	27
Year ended 10/31/19	27.77	0.10	4.21	4.31	(0.07)	(1.76)	(1.83)	30.25	16.29	31,409	2.18	2.19	0.33	17
Year ended 10/31/18	34.08	0.09	(3.86)	(3.77)	(0.02)	(2.52)	(2.54)	27.77	(12.05)	53,201	2.19	2.21	0.29	21
Class Y
Year ended 10/31/22	36.83	0.24	(9.25)	(9.01)	(0.17)	(2.50)	(2.67)	25.15	(26.24)	122,929	1.20	1.20	0.78	13
Year ended 10/31/21	36.31	0.16	3.25	3.41	(0.18)	(2.71)	(2.89)	36.83	9.28	167,045	1.13	1.13	0.42	15
Year ended 10/31/20	33.25	0.21	5.13	5.34	(0.43)	(1.85)	(2.28)	36.31	16.95	154,378	1.19	1.20	0.65	27
Year ended 10/31/19	30.41	0.43	4.60	5.03	(0.43)	(1.76)	(2.19)	33.25	17.44	170,249	1.18	1.19	1.33	17
Year ended 10/31/18	37.07	0.45	(4.23)	(3.78)	(0.36)	(2.52)	(2.88)	30.41	(11.17)	172,297	1.19	1.21	1.29	21
Class R6
Year ended 10/31/22	36.83	0.31	(9.28)	(8.97)	(0.23)	(2.50)	(2.73)	25.13	(26.16)	20,088	1.03	1.03	0.95	13
Year ended 10/31/21	36.32	0.22	3.25	3.47	(0.25)	(2.71)	(2.96)	36.83	9.44	92,813	0.97	0.97	0.58	15
Year ended 10/31/20	33.27	0.28	5.12	5.40	(0.50)	(1.85)	(2.35)	36.32	17.16	107,226	0.99	1.00	0.85	27
Year ended 10/31/19	30.43	0.49	4.61	5.10	(0.50)	(1.76)	(2.26)	33.27	17.70	96,533	0.98	0.99	1.53	17
Year ended 10/31/18	37.10	0.51	(4.22)	(3.71)	(0.44)	(2.52)	(2.96)	30.43	(11.00)	87,386	1.01	1.03	1.47	21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco EQV Asia Pacific Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1—Significant Accounting Policies

Invesco EQV Asia Pacific Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco EQV Asia Pacific Equity Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

15	Invesco EQV Asia Pacific Equity Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio-economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Amount over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.92%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee

16	Invesco EQV Asia Pacific Equity Fund

waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $23,485.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $44,747 in front-end sales commissions from the sale of Class A shares and $2,263 and $553 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $361 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$14,614,460	$–	$14,614,460

China	38,617,649	77,146,179	–	115,763,828

Hong Kong	–	20,457,877	–	20,457,877

India	19,736,132	8,084,560	–	27,820,692

Indonesia	–	59,775,734	–	59,775,734

Macau	–	2,337,562	–	2,337,562

Malaysia	–	16,845,499	–	16,845,499

New Zealand	–	9,191,562	–	9,191,562

Philippines	–	32,886,380	–	32,886,380

Singapore	–	15,087,965	–	15,087,965

South Korea	–	22,073,074	–	22,073,074

Taiwan	–	22,373,064	–	22,373,064

Thailand	–	18,428,534	–	18,428,534

17	Invesco EQV Asia Pacific Equity Fund

	Level 1	Level 2	Level 3	Total

United States	$22,541,784	$–	$–	$22,541,784

Vietnam	–	4,766,966	–	4,766,966

Money Market Funds	37,974,780	8,616,194	–	46,590,974
Total Investments	$118,870,345	$332,685,610	$–	$451,555,955

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,181.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$2,226,909	$16,431,676

Long-term capital gain	48,417,448	40,808,916

Total distributions	$50,644,357	$57,240,592

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$3,136,732

Undistributed long-term capital gain	31,236,065

Net unrealized appreciation – investments	39,009,618

Net unrealized appreciation (depreciation) – foreign currencies	(1,001)

Temporary book/tax differences	(72,727)

Shares of beneficial interest	373,810,411

Total net assets	$447,119,098

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

18	Invesco EQV Asia Pacific Equity Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $74,376,990 and $184,527,263, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$94,209,136

Aggregate unrealized (depreciation) of investments	(55,199,518)

Net unrealized appreciation of investments	$39,009,618

Cost of investments for tax purposes is $412,546,337.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on October 31, 2022, undistributed net investment income was decreased by $194,050, undistributed net realized gain was decreased by $3,360,952 and shares of beneficial interest was increased by $3,555,002. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	664,361	$20,457,732	1,055,106	$40,878,456

Class C	75,647	2,139,688	109,717	3,916,065

Class Y	1,901,384	56,730,168	1,071,817	41,374,912

Class R6	203,870	6,226,437	255,879	9,560,023

Issued as reinvestment of dividends:
Class A	848,289	28,137,738	825,110	30,834,363

Class C	34,846	1,030,042	51,722	1,746,651

Class Y	284,922	9,462,262	282,750	10,580,517

Class R6	42,783	1,418,688	204,038	7,626,943

Automatic conversion of Class C shares to Class A shares:
Class A	67,760	2,080,436	218,755	8,279,134

Class C	(76,186)	(2,080,436)	(242,383)	(8,279,134)

Reacquired:
Class A	(2,009,691)	(62,137,495)	(2,005,215)	(76,601,387)

Class C	(110,161)	(3,123,400)	(148,756)	(5,184,642)

Class Y	(1,835,074)	(54,545,703)	(1,070,116)	(40,291,284)

Class R6	(1,967,336)	(61,090,851)	(891,926)	(34,013,969)

Net increase (decrease) in share activity	(1,874,586)	$(55,294,694)	(283,502)	$(9,573,352)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco EQV Asia Pacific Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV Asia Pacific Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV Asia Pacific Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco EQV Asia Pacific Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$842.30	$6.78	$1,017.85	$7.43	1.46%
Class C	1,000.00	839.20	10.25	1,014.06	11.22	2.21
Class Y	1,000.00	843.70	5.62	1,019.11	6.16	1.21
Class R6	1,000.00	844.40	4.83	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco EQV Asia Pacific Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV Asia Pacific Equity Fund’s (formerly, Invesco Asia Pacific Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that

Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country Asia Pacific ex-Japan Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board noted that stock selection in, and overweight or underweight exposure to, certain sectors and regions negatively impacted short-term

22	Invesco EQV Asia Pacific Equity Fund

Fund performance. The Board noted that the Fund’s underperformance relative to its peers was also attributable to stock selection driven by the Fund’s earnings, quality and valuation investment style. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group and requested and considered additional information from management regarding the appropriateness of the actual and contractual management fees in light of the Fund’s relative ranking in its expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco EQV Asia Pacific Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$51,972,448
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	44.47%
U.S. Treasury Obligations*	0.13%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$100,847

24	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco EQV Asia Pacific Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco EQV Asia Pacific Equity Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	APG-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco EQV European Equity Fund

Nasdaq:

A: AEDAX ∎ C: AEDCX ∎ R: AEDRX ∎ Y: AEDYX ∎ Investor: EGINX ∎ R6: AEGSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

25	Distribution Information

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco EQV European Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI Europe Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-30.38%
Class C Shares	-30.89
Class R Shares	-30.54
Class Y Shares	-30.21
Investor Class Shares	-30.33
Class R6 Shares	-30.11
MSCI Europe Index▼ (Broad Market Index)	-22.88

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    The Fund underperformed its broad-based benchmark, the MSCI Europe Index, for the fiscal year. Stock selection in the financials sector was the largest detractor from relative results. Within the sector, Sberbank of Russia was the most notable detractor. Due to market closures, lack of trading partners, low liquidity, settlement concerns and future uncertainty, Invesco has been employing fair value pricing for Russian equities held in its funds and the valuation of this security was marked to zero on March 2, 2022. This impact was factored into the Fund’s NAV. Overweight exposure and security selection in the industrials sector also detracted from the Fund’s relative performance. Within industrials, UK-based building materials distributor Travis Perkins and Sweden-based Lifco, a decentralized conglomerate with companies organized in three similar sized areas – Dental, Demolition & Tools and System Solutions, were key detractors. We sold the Fund’s position in Travis Perkins during the fiscal year. Fund holdings in the energy sector underperformed those of the benchmark index, detracting from relative return. An underweight in energy, the best performing sector in the MSCI Europe Index during the fiscal year, negatively affected relative results as well. Geographically, exposure to Russia, a country not represented in the benchmark index, was the largest detractor from relative performance. Due to Russia’s invasion of Ukraine during the fiscal year, all Russian stocks were negatively impacted. Stock selection in the UK also hampered relative results.

    Conversely, an underweight in information technology (IT), one of the weakest sectors in the MSCI Europe Index during the fiscal year,

contributed to the Fund’s relative performance. An underweight relative to the benchmark index in Netherlands-based ASML Holding, a global leader in lithography technologies critical in semiconductor chip manufacturing, added to relative results. Not owning certain weaker performing benchmark index stocks, including Dutch payment company Adyen and German semiconductor manufacturer Infineon Technologies, was beneficial as well. From a geographic perspective, security selection in Germany, Denmark and the Netherlands contributed to the Fund’s relative return. An underweight in Germany and exposure to Turkey, a country not represented in the benchmark index, added to relative results. In a declining equity market environment, the Fund’s cash exposure (average 2.3%) contributed to the Fund’s relative performance during the fiscal year. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including UK-based consumer products company Reckitt Benckiser Group, Sweden-based financial services company Svenska Handelsbanken and Spain-based Amadeus IT Group, an IT provider for the global travel and tourism industry. We sold several holdings during the fiscal year, including Switzerland-based tobacco company Philip Morris International and industrials company Kuehne + Nagel International and UK-based home support services company HomeServe. HomeServe had agreed to be acquired by Brookfield Asset Management (not a Fund holding), but we decided to exit the position due to the low discount to offer price. During the fiscal year, the Fund’s position in UK-based industrials company Ultra Electronics was acquired by Cobham (not a Fund holding).

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco EQV European Equity Fund.

2	Invesco EQV European Equity Fund

Portfolio manager(s):

Borge Endresen - Lead

Mark McDonnell

Richard Nield

Clas Olsson - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco EQV European Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco EQV European Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/3/97)	7.27%
10 Years	1.74
5 Years	-4.74
1 Year	-34.22

Class C Shares
Inception (11/3/97)	7.28%
10 Years	1.71
5 Years	-4.38
1 Year	-31.53

Class R Shares
Inception (6/3/02)	5.82%
10 Years	2.07
5 Years	-3.89
1 Year	-30.54

Class Y Shares
Inception (10/3/08)	4.24%
10 Years	2.58
5 Years	-3.41
1 Year	-30.21

Investor Class Shares
Inception (9/30/03)	6.40%
10 Years	2.38
5 Years	-3.58
1 Year	-30.33

Class R6 Shares
10 Years	2.53%
5 Years	-3.30
1 Year	-30.11

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares, Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco EQV European Equity Fund

Supplemental Information

Invesco EQV European Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Europe Index is an unmanaged index considered representative of stocks of developed European countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco EQV European Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	26.26%

Financials	16.09

Consumer Staples	11.85

Health Care	10.58

Consumer Discretionary	9.44

Information Technology	5.78

Energy	5.45

Materials	5.45

Communication Services	4.35

Real Estate	2.56

Money Market Funds Plus Other Assets Less Liabilities	2.19

Top 10 Equity Holdings*

		% of total net assets

1.	DCC PLC	4.12%

2.	FinecoBank Banca Fineco S.p.A.	3.38

3.	IG Group Holdings PLC	3.25

4.	Sandvik AB	3.15

5.	Deutsche Boerse AG	3.00

6.	Heineken Holding N.V.	2.97

7.	Roche Holding AG	2.75

8.	Novo Nordisk A/S, Class B	2.74

9.	Reckitt Benckiser Group PLC	2.69

10.	Gedeon Richter PLC	2.66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco EQV European Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.81%
China–1.46%
Prosus N.V.	171,769	$7,475,819

Denmark–4.42%
Carlsberg A/S, Class B	72,848	8,577,592

Novo Nordisk A/S, Class B	128,493	13,964,010

		22,541,602

France–16.75%
Air Liquide S.A.	55,642	7,267,888

Arkema S.A.	66,762	5,278,645

Bollore SE	2,592,329	12,964,442

Criteo S.A., ADR(a)	153,718	3,919,809

Kaufman & Broad S.A.	430,801	10,473,178

LVMH Moet Hennessy Louis Vuitton SE	18,422	11,621,995

Metropole Television S.A.	513,702	5,316,904

Pernod Ricard S.A.	42,172	7,398,969

Schneider Electric SE	90,535	11,457,650

TotalEnergies SE	179,548	9,812,348

		85,511,828

Germany–4.51%
Bechtle AG	103,306	3,573,257

Deutsche Boerse AG	94,085	15,307,585

flatexDEGIRO AG(a)	475,479	4,162,936

		23,043,778

Hungary–2.66%
Gedeon Richter PLC	685,812	13,561,247

Ireland–4.95%
CRH PLC	272,505	9,804,672

Flutter Entertainment PLC(a)	76,955	10,208,120

Origin Enterprises PLC	1,420,512	5,260,916

		25,273,708

Italy–7.68%
Danieli & C. Officine Meccaniche S.p.A., RSP	982,851	13,515,655

FinecoBank Banca Fineco S.p.A.	1,276,318	17,236,761

Technogym S.p.A.(b)(c)	1,227,587	8,443,991

		39,196,407

Netherlands–10.30%
Aalberts N.V.	182,941	6,349,956

ASML Holding N.V.	16,671	7,859,006

Heineken Holding N.V.	222,150	15,169,372

SBM Offshore N.V.	654,151	8,848,513

Shell PLC	143,281	3,971,477

Wolters Kluwer N.V.	97,394	10,351,644

		52,549,968

Norway–1.02%
TGS ASA	379,831	5,188,490

Russia–0.00%
Sberbank of Russia PJSC, Preference Shares(a)(d)	11,172,332	11

	Shares	Value

Russia–(continued)
Yandex N.V., Class A(a)(d)	301,028	$0

		11

Spain–3.35%
Amadeus IT Group S.A.(a)	192,840	10,038,464

Construcciones y Auxiliar de Ferrocarriles S.A.(c)	271,190	7,069,574

		17,108,038

Sweden–8.70%
Husqvarna AB, Class B(c)	468,501	2,779,513

Investor AB, Class B	783,451	12,784,261

Lifco AB, Class B	326,217	4,708,642

Sandvik AB	1,029,031	16,086,182

Svenska Handelsbanken AB, Class A	868,299	8,065,106

		44,423,704

Switzerland–0.84%
Logitech International S.A., Class R(c)	86,071	4,273,059

Turkey–1.56%
Haci Omer Sabanci Holding A.S.	4,422,672	7,969,959

United Kingdom–20.84%
Ashtead Group PLC	197,408	10,273,278

Clarkson PLC	304,315	9,649,526

DCC PLC	379,438	21,044,526

Diploma PLC	190,729	5,432,802

FDM Group Holdings PLC	511,728	3,703,020

Hays PLC	5,885,430	7,408,873

IG Group Holdings PLC	1,818,473	16,581,218

Linde PLC	18,500	5,500,975

Reckitt Benckiser Group PLC	206,740	13,696,829

Savills PLC	1,385,473	13,075,245

		106,366,292

United States–8.77%
ICON PLC(a)(c)	62,741	12,412,679

Nestle S.A.	95,652	10,410,896

Roche Holding AG	42,269	14,048,147

Signify N.V.	284,391	7,876,883

		44,748,605

Total Common Stocks & Other Equity Interests (Cost $492,390,355)		499,232,515

Money Market Funds–1.13%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f)	1,920,372	1,920,372

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(e)(f)	1,638,893	1,639,220

Invesco Treasury Portfolio, Institutional Class, 3.08%(e)(f)	2,194,711	2,194,711

Total Money Market Funds (Cost $5,753,898)		5,754,303

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–98.94% (Cost $498,144,253)		504,986,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV European Equity Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.21%
Invesco Private Government Fund, 3.18%(e)(f)(g)	3,165,143	$3,165,143

Invesco Private Prime Fund, 3.28%(e)(f)(g)	8,136,806	8,136,806

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,301,862)		11,301,949

TOTAL INVESTMENTS IN SECURITIES–101.15% (Cost $509,446,115)		516,288,767

OTHER ASSETS LESS LIABILITIES–(1.15)%		(5,863,830)

NET ASSETS–100.00%		$510,424,937

Investment Abbreviations:

ADR - American Depositary Receipt

RSP - Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented 1.65% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$7,739,892	$88,221,935	$(94,041,455)	$-	$-	$1,920,372	$28,593
Invesco Liquid Assets Portfolio, Institutional Class	7,531,081	63,015,668	(68,905,393)	(5,105)	2,969	1,639,220	26,950
Invesco Treasury Portfolio, Institutional Class	8,845,590	100,825,069	(107,475,948)	-	-	2,194,711	30,363
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,903,960	76,604,773	(83,343,590)	-	-	3,165,143	46,008*
Invesco Private Prime Fund	23,109,240	127,336,040	(142,308,515)	87	(46)	8,136,806	124,621*
Total	$57,129,763	$456,003,485	$(496,074,901)	$(5,018)	$2,923	$17,056,252	$256,535

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV European Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $492,390,355)*	$499,232,515

Investments in affiliated money market funds, at value (Cost $17,055,760)	17,056,252

Foreign currencies, at value (Cost $200,788)	199,124

Receivable for:
Investments sold	2,229,287

Fund shares sold	125,441

Dividends	3,613,987

Investment for trustee deferred compensation and retirement plans	144,280

Other assets	55,185

Total assets	522,656,071

Liabilities:
Payable for:
Fund shares reacquired	301,926

Collateral upon return of securities loaned	11,301,862

Accrued fees to affiliates	339,661

Accrued trustees’ and officers’ fees and benefits	1,820

Accrued other operating expenses	125,930

Trustee deferred compensation and retirement plans	159,935

Total liabilities	12,231,134

Net assets applicable to shares outstanding	$510,424,937

Net assets consist of:
Shares of beneficial interest	$479,809,815

Distributable earnings	30,615,122

$510,424,937

Net Assets:

Class A	$213,528,654

Class C	$8,844,183

Class R	$4,660,585

Class Y	$199,353,675

Investor Class	$80,989,435

Class R6	$3,048,405

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,398,703

Class C	331,765

Class R	162,074

Class Y	6,891,893

Investor Class	2,813,885

Class R6	105,378

Class A:
Net asset value per share	$28.86

Maximum offering price per share (Net asset value of $28.86 ÷ 94.50%)	$30.54

Class C:
Net asset value and offering price per share	$26.66

Class R:
Net asset value and offering price per share	$28.76

Class Y:
Net asset value and offering price per share	$28.93

Investor Class:
Net asset value and offering price per share	$28.78

Class R6:
Net asset value and offering price per share	$28.93

*	At October 31, 2022, securities with an aggregate value of $7,788,916 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV European Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$178,446

Dividends (net of foreign withholding taxes of $1,938,164)	19,456,446

Dividends from affiliated money market funds (includes net securities lending income of $58,849)	144,755

Foreign withholding tax claims	2,187,584

Total investment income	21,967,231

Expenses:

Advisory fees	7,410,605

Administrative services fees	111,997

Custodian fees	155,159

Distribution fees:
Class A	690,839

Class C	134,421

Class R	28,197

Investor Class	184,671

Transfer agent fees – A, C, R, Y and Investor	1,252,096

Transfer agent fees – R6	1,312

Trustees’ and officers’ fees and benefits	26,713

Registration and filing fees	97,248

Reports to shareholders	60,981

Professional services fees	74,571

Other	11,827

Total expenses	10,240,637

Less: Fees waived and/or expense offset arrangement(s)	(14,368)

Net expenses	10,226,269

Net investment income	11,740,962

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	60,657,306

Affiliated investment securities	2,923

Foreign currencies	(863,007)

59,797,222

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(381,931,959)

Affiliated investment securities	(5,018)

Foreign currencies	(344,857)

(382,281,834)

Net realized and unrealized gain (loss)	(322,484,612)

Net increase (decrease) in net assets resulting from operations	$(310,743,650)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV European Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$11,740,962	$13,222,530

Net realized gain	59,797,222	99,979,868

Change in net unrealized appreciation (depreciation)	(382,281,834)	225,496,596

Net increase (decrease) in net assets resulting from operations	(310,743,650)	338,698,994

Distributions to shareholders from distributable earnings:

Class A	(30,271,914)	(4,332,934)

Class C	(1,645,602)	(132,308)

Class R	(595,162)	(71,734)

Class Y	(53,433,019)	(9,434,694)

Investor Class	(10,970,302)	(1,665,385)

Class R6	(597,707)	(160,084)

Total distributions from distributable earnings	(97,513,706)	(15,797,139)

Share transactions–net:

Class A	(11,928,341)	(27,347,605)

Class C	(4,950,092)	(8,577,015)

Class R	(70,600)	(716,021)

Class Y	(214,465,710)	(74,124,325)

Investor Class	1,040,973	(11,181,237)

Class R6	(1,671,354)	(3,775,365)

Net increase (decrease) in net assets resulting from share transactions	(232,045,124)	(125,721,568)

Net increase (decrease) in net assets	(640,302,480)	197,180,287

Net assets:

Beginning of year	1,150,727,417	953,547,130

End of year	$510,424,937	$1,150,727,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco EQV European Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$45.47	$0.46	$(13.20)	$(12.74)	$(1.04)	$(2.83)	$(3.87)	$28.86	(30.38)%		$213,529	1.37%		1.37%		1.32%		24%
Year ended 10/31/21	33.73	0.44	11.81	12.25	(0.51)	–	(0.51)	45.47	36.58		359,154	1.35		1.35		1.02		18
Year ended 10/31/20	38.76	0.30	(4.31)	(4.01)	(1.02)	–	(1.02)	33.73	(10.74)		287,960	1.36		1.37		0.84		27
Year ended 10/31/19	35.55	0.74	2.94	3.68	(0.47)	–	(0.47)	38.76	10.57		386,369	1.35		1.36		2.02		10
Year ended 10/31/18	40.95	0.58	(5.21)	(4.63)	(0.77)	–	(0.77)	35.55	(11.54)		402,331	1.34		1.35		1.45		16
Class C
Year ended 10/31/22	42.22	0.18	(12.24)	(12.06)	(0.67)	(2.83)	(3.50)	26.66	(30.89)		8,844	2.12		2.12		0.57		24
Year ended 10/31/21	31.31	0.11	11.00	11.11	(0.20)	–	(0.20)	42.22	35.56		20,596	2.10		2.10		0.27		18
Year ended 10/31/20	35.97	0.03	(4.04)	(4.01)	(0.65)	–	(0.65)	31.31	(11.43)		22,166	2.11		2.12		0.09		27
Year ended 10/31/19	32.94	0.43	2.75	3.18	(0.15)	–	(0.15)	35.97	9.72		38,236	2.10		2.11		1.27		10
Year ended 10/31/18	38.01	0.26	(4.82)	(4.56)	(0.51)	–	(0.51)	32.94	(12.18)		71,859	2.09		2.10		0.70		16
Class R
Year ended 10/31/22	45.29	0.37	(13.15)	(12.78)	(0.92)	(2.83)	(3.75)	28.76	(30.53)		4,661	1.62		1.62		1.07		24
Year ended 10/31/21	33.59	0.33	11.78	12.11	(0.41)	–	(0.41)	45.29	36.25		7,420	1.60		1.60		0.77		18
Year ended 10/31/20	38.59	0.21	(4.32)	(4.11)	(0.89)	–	(0.89)	33.59	(10.98)		6,092	1.61		1.62		0.59		27
Year ended 10/31/19	35.38	0.64	2.93	3.57	(0.36)	–	(0.36)	38.59	10.26		7,803	1.60		1.61		1.77		10
Year ended 10/31/18	40.76	0.48	(5.18)	(4.70)	(0.68)	–	(0.68)	35.38	(11.74)		10,795	1.59		1.60		1.20		16
Class Y
Year ended 10/31/22	45.58	0.56	(13.23)	(12.67)	(1.15)	(2.83)	(3.98)	28.93	(30.21)		199,354	1.12		1.12		1.57		24
Year ended 10/31/21	33.81	0.54	11.84	12.38	(0.61)	–	(0.61)	45.58	36.93		628,317	1.10		1.10		1.27		18
Year ended 10/31/20	38.85	0.39	(4.31)	(3.92)	(1.12)	–	(1.12)	33.81	(10.51)		524,899	1.11		1.12		1.09		27
Year ended 10/31/19	35.67	0.83	2.93	3.76	(0.58)	–	(0.58)	38.85	10.81		700,808	1.10		1.11		2.27		10
Year ended 10/31/18	41.06	0.68	(5.21)	(4.53)	(0.86)	–	(0.86)	35.67	(11.29)		820,248	1.09		1.10		1.70		16
Investor Class
Year ended 10/31/22	45.37	0.48	(13.16)	(12.68)	(1.08)	(2.83)	(3.91)	28.78	(30.33	)(d)	80,989	1.30	(d)	1.30	(d)	1.39	(d)	24
Year ended 10/31/21	33.65	0.48	11.79	12.27	(0.55)	–	(0.55)	45.37	36.73	(d)	128,214	1.24	(d)	1.24	(d)	1.13	(d)	18
Year ended 10/31/20	38.67	0.33	(4.31)	(3.98)	(1.04)	–	(1.04)	33.65	(10.68	)(d)	103,954	1.27	(d)	1.28	(d)	0.93	(d)	27
Year ended 10/31/19	35.48	0.76	2.93	3.69	(0.50)	–	(0.50)	38.67	10.61	(d)	133,149	1.29	(d)	1.30	(d)	2.08	(d)	10
Year ended 10/31/18	40.86	0.60	(5.19)	(4.59)	(0.79)	–	(0.79)	35.48	(11.47	)(d)	133,359	1.29	(d)	1.30	(d)	1.50	(d)	16
Class R6
Year ended 10/31/22	45.58	0.60	(13.22)	(12.62)	(1.20)	(2.83)	(4.03)	28.93	(30.11)		3,048	1.00		1.00		1.69		24
Year ended 10/31/21	33.81	0.59	11.84	12.43	(0.66)	–	(0.66)	45.58	37.08		7,026	0.98		0.98		1.39		18
Year ended 10/31/20	38.86	0.43	(4.32)	(3.89)	(1.16)	–	(1.16)	33.81	(10.43)		8,477	0.99		1.00		1.21		27
Year ended 10/31/19	35.68	0.87	2.94	3.81	(0.63)	–	(0.63)	38.86	10.96		8,613	0.98		0.99		2.39		10
Year ended 10/31/18	41.09	0.72	(5.21)	(4.49)	(0.92)	–	(0.92)	35.68	(11.20)		9,925	0.99		1.00		1.80		16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18%, 0.14%, 0.16%, 0.19% and 0.20% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco EQV European Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco EQV European Equity Fund, formerly Invesco European Growth Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

14	Invesco EQV European Equity Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the

15	Invesco EQV European Equity Fund

borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.91%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

16	Invesco EQV European Equity Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $11,456.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R, Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $19,501 in front-end sales commissions from the sale of Class A shares and $33,991 and $453 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $1,468 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco EQV European Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

China	$7,475,819	$–	$ –	$7,475,819

Denmark	–	22,541,602	–	22,541,602

France	14,392,987	71,118,841	–	85,511,828

Germany	–	23,043,778	–	23,043,778

Hungary	–	13,561,247	–	13,561,247

Ireland	–	25,273,708	–	25,273,708

Italy	–	39,196,407	–	39,196,407

Netherlands	10,351,644	42,198,324	–	52,549,968

Norway	–	5,188,490	–	5,188,490

Russia	–	–	11	11

Spain	–	17,108,038	–	17,108,038

Sweden	16,086,182	28,337,522	–	44,423,704

Switzerland	–	4,273,059	–	4,273,059

Turkey	–	7,969,959	–	7,969,959

United Kingdom	18,853,521	87,512,771	–	106,366,292

United States	12,412,679	32,335,926	–	44,748,605

Money Market Funds	5,754,303	11,301,949	–	17,056,252

Total Investments	$85,327,135	$430,961,621	$11	$516,288,767

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,912.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$27,301,453	$15,797,139

Long-term capital gain	70,212,253	–

Total distributions	$97,513,706	$15,797,139

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$805,004

Undistributed long-term capital gain	36,309,297

Net unrealized appreciation (depreciation) – investments	(6,117,308)

Net unrealized appreciation (depreciation) – foreign currencies	(261,445)

Temporary book/tax differences	(120,426)

Shares of beneficial interest	479,809,815

Total net assets	$510,424,937

18	Invesco EQV European Equity Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $190,391,605 and $502,894,106, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$87,110,990

Aggregate unrealized (depreciation) of investments	(93,228,298)

Net unrealized appreciation (depreciation) of investments	$(6,117,308)

Cost of investments for tax purposes is $522,406,075.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2022, undistributed net investment income was increased by $4,123,681, undistributed net realized gain was decreased by $23,728,681 and shares of beneficial interest was increased by $19,605,000. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	337,999	$12,427,640	487,483	$20,795,527

Class C	17,552	584,593	39,070	1,552,563

Class R	22,213	744,958	25,349	1,068,463

Class Y	1,152,186	41,667,586	1,560,556	66,111,697

Investor Class	23,957	863,836	60,517	2,552,827

Class R6	31,176	1,109,207	39,698	1,731,663

Issued as reinvestment of dividends:
Class A	671,928	26,816,647	97,439	3,811,815

Class C	37,200	1,380,497	2,977	108,822

Class R	14,784	589,150	1,825	71,265

Class Y	928,843	37,079,406	204,943	8,017,382

Investor Class	243,268	9,677,197	38,415	1,498,177

Class R6	13,696	546,053	4,018	157,063

Automatic conversion of Class C shares to Class A shares:
Class A	92,954	3,291,723	112,073	4,704,313

Class C	(100,193)	(3,291,723)	(120,210)	(4,704,313)

Reacquired:
Class A	(1,603,594)	(54,464,351)	(1,335,829)	(56,659,260)

Class C	(110,590)	(3,623,459)	(141,957)	(5,534,087)

Class R	(38,749)	(1,404,708)	(44,689)	(1,855,749)

Class Y	(8,975,208)	(293,212,702)	(3,505,257)	(148,253,404)

Investor Class	(279,180)	(9,500,060)	(362,086)	(15,232,241)

Class R6	(93,647)	(3,326,614)	(140,282)	(5,664,091)

Net increase (decrease) in share activity	(7,613,405)	$(232,045,124)	(2,975,947)	$(125,721,568)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco EQV European Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV European Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV European Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco EQV European Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$882.00	$6.74	$1,018.05	$7.22	1.42%
Class C	1,000.00	878.70	10.28	1,014.27	11.02	2.17
Class R	1,000.00	881.10	7.92	1,016.79	8.49	1.67
Class Y	1,000.00	883.10	5.55	1,019.31	5.96	1.17
Investor Class	1,000.00	882.50	6.22	1,018.60	6.67	1.31
Class R6	1,000.00	883.90	4.84	1,020.06	5.19	1.02

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco EQV European Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV European Equity Fund’s (formerly, Invesco European Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI Europe Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that stock selection in certain sectors detracted from Fund

22	Invesco EQV European Equity Fund

performance. The Board noted that the Fund’s underperformance relative to its peers was also attributable to stock selection driven by the Fund’s earnings, quality and valuation investment style. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth quintile of its expense group and that the Fund’s actual management fees were in the fifth quintile of its expense group. The Board requested and considered additional information from management regarding the appropriateness of the management fees and total expense ratio, and discussed with management reasons for such relative actual and contractual management fees and total expenses. The Board noted that there are only six funds (including the Fund) in its expense group and discussed how the Fund’s versus its peers affects the comparability of the Fund’s fees and expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco

23	Invesco EQV European Equity Fund

Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco EQV European Equity Fund

Distribution Information

    Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2021. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution

12/16/2021	Class A	$0.0000	$2.7999	$1.0658	$3.8657

12/16/2021	Class C	$0.0000	$2.7999	$0.7032	$3.5031

12/16/2021	Class R	$0.0000	$2.7999	$0.9457	$3.7456

12/16/2021	Class Y	$0.0183	$2.7999	$1.1600	$3.9782

12/16/2021	Investor Class	$0.0000	$2.7999	$1.1136	$3.9135

12/16/2021	Class R6	$0.0716	$2.7999	$1.1600	$4.0315

    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

25	Invesco EQV European Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$89,817,253
Qualified Dividend Income*	88.24%
Corporate Dividends Received Deduction*	4.92%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco EQV European Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco EQV European Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco EQV European Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco EQV European Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco EQV European Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco EQV European Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco EQV European Equity Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	EGR-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Focus Fund

Nasdaq:

A: GLVAX ∎ C: GLVCX ∎ R: GLVNX ∎ Y: GLVYX ∎ R5: GFFDX ∎ R6: GLVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Focus Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-45.25%
Class C Shares	-45.66
Class R Shares	-45.38
Class Y Shares	-45.10
Class R5 Shares	-45.04
Class R6 Shares	-45.04
MSCI All Country World Index▼*	-19.96
MSCI All Country World Growth Index▼*	-29.25

Source(s): ▼RIMES Technologies Corp.

* Effective June 30, 2022, the Fund changed its broad-based securities market benchmark from the MSCI All Country World Index to the MSCI All Country World Growth Index. The Fund believes the MSCI All Country World Growth Index is a more appropriate comparison for evaluating the Fund’s performance.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underper-formed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund’s Class A shares (without sales charge) produced a total return of -45.25% during the fiscal year ended October 31, 2022, underperforming the MSCI All Country World Growth Index (the “Index”) which returned -29.25%. The Fund underperformed the Index most in the information technology, communication services and healthcare sectors, primarily due to stock selection within each sector. A lack of exposure to sectors that held up better in this volatile environment, such as energy, financials and consumer staples, also weighed on relative Fund results.

    2022 has been a year where macro has taken center stage. Rapidly rising interest rates, a war in Europe and COVID-19 have caused markets to decline significantly. Inflationary, rising rate environments such as this usually result in investment horizons becoming very short. Investors become fixated on near-term events and the future is not a concern. Our focus on the future gets punished in these environments; however, we remain resolute in our investment horizon of three to five years.

    The three best contributors to the Fund’s absolute performance for the fiscal year were IDEXX Laboratories, Visa and Novo Nordisk.

    IDEXX Laboratories is a position we initiated towards the end of the fiscal year. It is a leading company in veterinary diagnostics. The company has historically been very good at innovating new tests and expanding its product array and has built scale. As a general rule, pet owners are taking better care of their pets today than in decades past, which means more trips to the vet. In the years to come we see several opportunities for them to grow in the US by continuing to innovate and offer more varied testing capabilities. Outside the US, diagnostics are less commonly done by vet practices, which can result in growth over time.

    Visa operates a payment network and is a good example of our investment theme around the digitization of money. We view Visa as a meaningful beneficiary of pent-up demand in travel. Visa is poised to benefit from a resurgence in global travel as they are part of a global duopoly (along with Master-card, also a Fund holding) in enabling cross-border transactions. The stock performed well during the fiscal year as consumer spending remained robust despite a challenging economic backdrop.

    Novo Nordisk is a Danish pharmaceutical company focused on diabetes care, including its pre-eminent glucagon-like peptide (GLP) drug franchise. Driven by Ozempic, the largest global GLP-1 drug for diabetes, Novo Nordisk’s GLP-1 franchise makes up over 60% of the global market share; altogether the company retains over 31% share of the diabetes market by value. Additionally, Novo Nordisk is addressing an emerging opportunity in obesity care with its drug Wegovy. While making up just 8% of total sales today, obesity sales are growing over 100% and will become an increasingly large contributor to growth in the years to come. Both diabetes and obesity are chronic conditions and the number of people impacted is sadly on the rise across much of the world, which provides a structural tailwind to this company’s economic profile.

    The three major negative contributors to the Fund’s absolute performance for the fiscal year were Meta Platforms, Twilio and Tencent.

    Meta Platforms, despite a difficult fiscal year for the stock’s performance, has the world’s largest audience and the most targetable one for advertisers ever assembled. The company has seen a slowing in the ad environment and has had to rebuild its ad stack technology to comply with Apple’s new privacy standards. They are well on their way to getting that completed. We believe the company is capable of growing its revenues next fiscal year at a high single-digit rate while producing strong cash flows. It trades on a price earnings multiple of just under 9 times. If we are correct about the growth at Meta Platforms next fiscal year, we expect it could be propelled higher by improving earnings and the market assigning it a higher multiple. The capital expenditures on building the metaverse, however, have been a headwind. The company has merely said that it is, in their view, a very big opportunity. Historically, Meta Platforms has allocated capital quite

2	Invesco Global Focus Fund

effectively. The stock remains a top 10 holding in the portfolio as of the end of the fiscal year.

    Twilio is a company that provides developer tools that pave the way for businesses to engage with their customers in virtually any way a customer desires. When you get a text that tells you your gate has changed at the airport or you get food delivered on any of the digital platforms, Twilio likely provided the tools to allow that to happen. The company has been growing rapidly but has not yet found a clear path to improving its margins. Earlier this fiscal year, the company admitted it had hired too many employees and would be laying off 11% of its workforce. We have reduced our holdings in it.

    Tencent is a Chinese company that owns the largest and most profitable gaming business in the world, while also having strong competitive positions in digital payments and cloud computing. The company has had headaches from the Chinese COVID-19 lockdowns and regulatory interventions, both of which we believe will ease. Half the population of China uses Tencent’s products each day and we believe it is well-positioned over the long-term for success.

    We believe market volatility may persist in the near-term, as the markets adjust to the new realities of prolonged high inflation, higher interest rates and geo-political instability. Rapid adjustment periods are difficult and we are seeing that occurring now. In the near-term, we do envisage the market participants will return to a relatively steady state of operation, with fundamentals of stocks returning to center stage. We believe we own a collection of assets in the Fund that will create considerable economic value for our shareholders in the coming years.

    Thank you for your continued investment in the Invesco Global Focus Fund.

Portfolio manager(s):

John Delano

Randall Dishmon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Focus Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1   Source: RIMES Technologies Corp.

*

Effective June 30, 2022, the Fund changed its broad-based securities market benchmark from the MSCI All Country World Index to the MSCI All Country World Growth Index. The Fund believes the MSCI All Country World Growth Index is a more appropriate comparison for evaluating the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Focus Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (10/1/07)	4.46%
10 Years	6.40
5 Years	1.21
1 Year	-48.25
Class C Shares
Inception (10/1/07)	4.48%
10 Years	6.35
5 Years	1.60
1 Year	-46.18
Class R Shares
Inception (10/1/07)	4.65%
10 Years	6.73
5 Years	2.11
1 Year	-45.38
Class Y Shares
Inception (10/1/07)	5.21%
10 Years	7.27
5 Years	2.61
1 Year	-45.10
Class R5 Shares
10 Years	7.13%
5 Years	2.62
1 Year	-45.04
Class R6 Shares
Inception (8/28/12)	7.77%
10 Years	7.44
5 Years	2.77
1 Year	-45.04

Effective May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the Oppenheimer Global Focus Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Focus Fund. The Fund was subsequently renamed the Invesco Global Focus Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Focus Fund

Supplemental Information

Invesco Global Focus Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Focus Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	33.24%

Health Care	30.08

Consumer Discretionary	17.36

Communication Services	15.80

Industrials	3.34

Other Assets Less Liabilities	0.18

Top 10 Equity Holdings*

		% of total net assets

1.	Amazon.com, Inc.	6.33%

2.	Alphabet, Inc., Class A	5.89

3.	Meta Platforms, Inc., Class A	5.59

4.	Hermes International	5.34

5.	Mastercard, Inc., Class A	5.00

6.	Thermo Fisher Scientific, Inc.	4.83

7.	salesforce.com, inc.	4.55

8.	Crowdstrike Holdings, Inc., Class A	4.55

9.	Novo Nordisk A/S, Class B	4.43

10.	Illumina, Inc.	4.39

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Global Focus Fund

Schedule of Investments(a)

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–99.82%
Apparel, Accessories & Luxury Goods–5.34%
Hermes International (France)	18,621	$24,116,080

Application Software–7.28%
Nice Ltd., ADR (Israel)(b)	64,956	12,334,495

salesforce.com, inc.(b)	126,331	20,540,157

		32,874,652

Biotechnology–1.70%
BeiGene Ltd., ADR (China) (Acquired 01/05/2018-01/17/2018; Cost $4,124,875)(b)(c)	41,630	7,030,891

Twist Bioscience Corp.(b)	19,907	653,547

		7,684,438

Data Processing & Outsourced Services–14.58%
Adyen N.V. (Netherlands)(b)(d)	13,347	19,119,803

Amadeus IT Group S.A. (Spain)(b)	270,248	14,068,009

Mastercard, Inc., Class A	68,892	22,608,976

Visa, Inc., Class A	48,616	10,071,291

		65,868,079

Health Care Equipment–7.18%
ABIOMED, Inc.(b)	17,685	4,458,035

Edwards Lifesciences Corp.(b)	49,814	3,608,028

IDEXX Laboratories, Inc.(b)	28,700	10,322,816

Stryker Corp.	61,210	14,031,780

		32,420,659

Hotels, Resorts & Cruise Lines–1.80%
Airbnb, Inc., Class A(b)	76,030	8,128,367

Integrated Telecommunication Services–0.06%
Cellnex Telecom S.A. (Spain)(d)	7,842	256,266

Interactive Home Entertainment–0.67%
Sea Ltd., ADR (Singapore)(b)	61,003	3,030,629

Interactive Media & Services–15.07%
Alphabet, Inc., Class A(b)	281,300	26,585,663

Meta Platforms, Inc., Class A(b)	271,031	25,249,249

Tencent Holdings Ltd. (China)	619,800	16,263,405

		68,098,317

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Internet & Direct Marketing Retail–10.22%
Alibaba Group Holding Ltd., ADR (China)(b)	198,858	$12,643,391

Amazon.com, Inc.(b)	279,338	28,615,385

JD.com, Inc., A Shares (China)	140,892	2,630,861

Meituan, B Shares (China)(b)(d)	143,000	2,274,740

		46,164,377

Internet Services & Infrastructure–1.14%
Twilio, Inc., Class A(b)	68,980	5,130,043

Life Sciences Tools & Services–16.77%
Biotage AB (Sweden)	190,149	3,119,461

Illumina, Inc.(b)	86,615	19,819,244

Lonza Group AG (Switzerland)	22,811	11,726,874

Tecan Group AG, Class R (Switzerland)	33,069	12,160,628

Thermo Fisher Scientific, Inc.	42,439	21,812,373

Wuxi Biologics Cayman, Inc. (China)(b)(d)	1,576,500	7,132,094

		75,770,674

Pharmaceuticals–4.43%
Novo Nordisk A/S, Class B (Denmark)	184,031	19,999,617

Semiconductor Equipment–2.14%
ASML Holding N.V. (Netherlands)	20,528	9,677,265

Semiconductors–0.32%
Infineon Technologies AG (Germany)	59,638	1,452,001

Systems Software–7.78%
Crowdstrike Holdings, Inc., Class A(b)	127,392	20,535,591

ServiceNow, Inc.(b)	34,714	14,605,568

		35,141,159

Trucking–3.34%
Uber Technologies, Inc.(b)	568,338	15,100,741

TOTAL INVESTMENTS IN SECURITIES–99.82% (Cost $423,415,536)		450,913,364

OTHER ASSETS LESS LIABILITIES–0.18%		809,217

NET ASSETS–100.00%		$451,722,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Focus Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Restricted security. The value of this security at October 31, 2022 represented 1.56% of the Fund’s Net Assets.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $28,782,903, which represented 6.37% of the Fund’s Net Assets.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$71	$32,355,007	$(32,355,078)	$-	$ -	$-	$12,218
Invesco Liquid Assets Portfolio, Institutional Class	-	23,110,719	(23,111,238)	-	519	-	8,949
Invesco Treasury Portfolio, Institutional Class	81	36,977,151	(36,977,232)	-	-	-	13,238
Total	$152	$92,442,877	$(92,443,548)	$-	$519	$-	$34,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Focus Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $423,415,536)	$450,913,364

Foreign currencies, at value (Cost $720)	724

Receivable for:
Investments sold	9,391,844

Fund shares sold	109,264

Dividends	415,962

Investment for trustee deferred compensation and retirement plans	24,442

Other assets	60,801

Total assets	460,916,401

Liabilities:
Payable for:
Investments purchased	6,970,144

Fund shares reacquired	620,814

Amount due custodian	1,243,517

Accrued fees to affiliates	263,652

Accrued trustees’ and officers’ fees and benefits	1,464

Accrued other operating expenses	69,787

Trustee deferred compensation and retirement plans	24,442

Total liabilities	9,193,820

Net assets applicable to shares outstanding	$451,722,581

Net assets consist of:
Shares of beneficial interest	$452,524,203

Distributable earnings (loss)	(801,622)

$451,722,581

Net Assets:
Class A	$206,114,665

Class C	$22,964,350

Class R	$21,518,832

Class Y	$174,207,613

Class R5	$6,765

Class R6	$26,910,356

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,569,372

Class C	574,141

Class R	497,111

Class Y	3,729,491

Class R5	148

Class R6	565,136

Class A:
Net asset value per share	$45.11

Maximum offering price per share (Net asset value of $45.11 ÷ 94.50%)	$47.74

Class C:
Net asset value and offering price per share	$40.00

Class R:
Net asset value and offering price per share	$43.29

Class Y:
Net asset value and offering price per share	$46.71

Class R5:
Net asset value and offering price per share	$45.71

Class R6:
Net asset value and offering price per share	$47.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Focus Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $253,182)	$2,643,860

Dividends from affiliated money market funds	34,405

Total investment income	2,678,265

Expenses:

Advisory fees	5,412,438

Administrative services fees	99,002

Custodian fees	69,245

Distribution fees:
Class A	713,846

Class C	407,600

Class R	143,990

Transfer agent fees – A, C, R and Y	1,042,405

Transfer agent fees – R5	5

Transfer agent fees – R6	11,769

Trustees’ and officers’ fees and benefits	25,857

Registration and filing fees	118,950

Professional services fees	56,746

Other	(29,211)

Total expenses	8,072,642

Less: Fees waived and/or expense offset arrangement(s)	(5,245)

Net expenses	8,067,397

Net investment income (loss)	(5,389,132)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(21,290,726)

Affiliated investment securities	519

Foreign currencies	(39,549)

(21,329,756)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(412,152,445)

Foreign currencies	(66,359)

(412,218,804)

Net realized and unrealized gain (loss)	(433,548,560)

Net increase (decrease) in net assets resulting from operations	$(438,937,692)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Focus Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(5,389,132)	$(9,298,896)

Net realized gain (loss)	(21,329,756)	50,274,094

Change in net unrealized appreciation (depreciation)	(412,218,804)	145,930,865

Net increase (decrease) in net assets resulting from operations	(438,937,692)	186,906,063

Distributions to shareholders from distributable earnings:

Class A	(14,955,683)	(14,021,673)

Class C	(2,706,384)	(4,016,167)

Class R	(1,493,565)	(1,267,019)

Class Y	(15,895,479)	(15,198,819)

Class R5	(462)	(702)

Class R6	(1,926,473)	(1,794,069)

Total distributions from distributable earnings	(36,978,046)	(36,298,449)

Share transactions–net:

Class A	(11,792,696)	82,391,644

Class C	(19,164,475)	(14,730,005)

Class R	1,281,449	11,632,732

Class Y	(74,121,872)	82,239,319

Class R5	5	(4,299)

Class R6	(2,148,288)	12,884,518

Net increase (decrease) in net assets resulting from share transactions	(105,945,877)	174,413,909

Net increase (decrease) in net assets	(581,861,615)	325,021,523

Net assets:

Beginning of year	1,033,584,196	708,562,673

End of year	$451,722,581	$1,033,584,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Focus Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$85.76	$(0.51	)(e)	$(37.02)	$(37.53)	$(3.12)	$45.11	(45.25)%	$206,115	1.23%		1.23%		(0.85	)%(e)	25%
Year ended 10/31/21	72.26	(0.84)		17.88	17.04	(3.54)	85.76	24.30 (f)	414,186	1.18	(f)	1.18	(f)	(1.03	)(f)	24
Year ended 10/31/20	52.99	(0.51)		25.00	24.49	(5.22)	72.26	50.31 (f)	273,684	1.26	(f)	1.26	(f)	(0.84	)(f)	43
Six months ended 10/31/19	54.20	(0.16)		(1.05)	(1.21)	–	52.99	(2.23)	145,332	1.27	(g)	1.31	(g)	(0.60	)(g)	20
Year ended 04/30/19	51.71	(0.13)		4.48	4.35	(1.86)	54.20	9.11	155,251	1.25		1.25		(0.26)		46
Year ended 04/30/18	45.73	(0.24)		7.15	6.91	(0.93)	51.71	15.17	148,492	1.27		1.28		(0.47)		63
Class C
Year ended 10/31/22	77.00	(0.89	)(e)	(32.99)	(33.88)	(3.12)	40.00	(45.66)	22,964	1.98		1.98		(1.60	)(e)	25
Year ended 10/31/21	65.69	(1.31)		16.16	14.85	(3.54)	77.00	23.36	70,996	1.94		1.94		(1.79)		24
Year ended 10/31/20	48.95	(0.88)		22.84	21.96	(5.22)	65.69	49.20	73,587	2.01		2.02		(1.59)		43
Six months ended 10/31/19	50.26	(0.33)		(0.98)	(1.31)	–	48.95	(2.60)	43,574	2.01	(g)	2.07	(g)	(1.34	)(g)	20
Year ended 04/30/19	48.45	(0.49)		4.16	3.67	(1.86)	50.26	8.28	55,891	2.01		2.01		(1.02)		46
Year ended 04/30/18	43.23	(0.59)		6.74	6.15	(0.93)	48.45	14.29	58,385	2.02		2.03		(1.23)		63
Class R
Year ended 10/31/22	82.63	(0.64	)(e)	(35.58)	(36.22)	(3.12)	43.29	(45.38)	21,519	1.48		1.48		(1.10	)(e)	25
Year ended 10/31/21	69.91	(1.02)		17.28	16.26	(3.54)	82.63	23.99	39,611	1.44		1.44		(1.29)		24
Year ended 10/31/20	51.54	(0.65)		24.24	23.59	(5.22)	69.91	49.95	22,854	1.52		1.52		(1.10)		43
Six months ended 10/31/19	52.79	(0.22)		(1.03)	(1.25)	–	51.54	(2.37)	9,692	1.52	(g)	1.57	(g)	(0.85	)(g)	20
Year ended 04/30/19	50.53	(0.26)		4.38	4.12	(1.86)	52.79	8.84	9,895	1.51		1.51		(0.52)		46
Year ended 04/30/18	44.82	(0.36)		7.00	6.64	(0.93)	50.53	14.88	7,812	1.52		1.53		(0.73)		63
Class Y
Year ended 10/31/22	88.48	(0.38	)(e)	(38.27)	(38.65)	(3.12)	46.71	(45.11)	174,208	0.98		0.98		(0.60	)(e)	25
Year ended 10/31/21	74.28	(0.66)		18.40	17.74	(3.54)	88.48	24.60	453,276	0.94		0.94		(0.79)		24
Year ended 10/31/20	54.21	(0.38)		25.67	25.29	(5.22)	74.28	50.68	304,779	1.02		1.02		(0.60)		43
Six months ended 10/31/19	55.39	(0.10)		(1.08)	(1.18)	–	54.21	(2.13)	138,470	1.02	(g)	1.07	(g)	(0.36	)(g)	20
Year ended 04/30/19	52.67	(0.01)		4.59	4.58	(1.86)	55.39	9.36	301,919	1.02		1.02		(0.03)		46
Year ended 04/30/18	46.46	(0.12)		7.26	7.14	(0.93)	52.67	15.44	266,886	1.03		1.04		(0.24)		63
Class R5
Year ended 10/31/22	86.56	(0.29	)(e)	(37.44)	(37.73)	(3.12)	45.71	(45.05)	7	0.85		0.85		(0.47	)(e)	25
Year ended 10/31/21	72.67	(0.56)		17.99	17.43	(3.54)	86.56	24.72	13	0.84		0.84		(0.69)		24
Year ended 10/31/20	53.08	(0.28)		25.09	24.81	(5.22)	72.67	50.88	14	0.89		0.89		(0.47)		43
Period ended 10/31/19(h)	51.06	(0.05)		2.07	2.02	–	53.08	3.96	10	0.90	(g)	0.92	(g)	(0.23	)(g)	20
Class R6
Year ended 10/31/22	90.02	(0.30	)(e)	(38.98)	(39.28)	(3.12)	47.62	(45.04)	26,910	0.85		0.85		(0.47	)(e)	25
Year ended 10/31/21	75.43	(0.58)		18.71	18.13	(3.54)	90.02	24.74	55,502	0.84		0.84		(0.69)		24
Year ended 10/31/20	54.89	(0.26)		26.02	25.76	(5.22)	75.43	50.94	33,645	0.85		0.89		(0.43)		43
Six months ended 10/31/19	56.03	(0.05)		(1.09)	(1.14)	–	54.89	(2.03)	113,768	0.85	(g)	0.87	(g)	(0.18	)(g)	20
Year ended 04/30/19	53.16	0.08		4.65	4.73	(1.86)	56.03	9.56	131,074	0.85		0.85		0.15		46
Year ended 04/30/18	46.80	(0.02)		7.31	7.29	(0.93)	53.16	15.65	98,443	0.85		0.85		(0.05)		63

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended October 31, 2019 and the years ended April 30, 2019, and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended October 31, 2022. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.60) and (1.00)% , $(0.98) and (1.75)%, $(0.73) and (1.25)%, $(0.47) and (0.75)%, $(0.38) and (0.62)%, $(0.39) and (0.62)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Focus Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Focus Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Global Focus Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

15	Invesco Global Focus Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.800%

Next $500 million	0.750%

Over $1 billion	0.720%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser had contractually agreed, through at least June 30, 2023, the waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $2,421.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $84,655 in front-end sales commissions from the sale of Class A shares and $6,011 and $5,185 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

16	Invesco Global Focus Fund

For the year ended October 31, 2022, the Fund incurred $323 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$331,032,340	$119,881,024	$–	$450,913,364

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,824.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$7,550,181	$–

Long-term capital gain	29,427,865	36,298,449

Total distributions	$36,978,046	$36,298,449

*	Includes short-term capital gain distributions, if any.

17	Invesco Global Focus Fund

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation – investments	$18,769,937

Net unrealized appreciation (depreciation) – foreign currencies	(52,282)

Temporary book/tax differences	(22,364)

Late-Year ordinary loss deferral	(3,633,600)

Capital loss carryforward	(15,863,313)

Shares of beneficial interest	452,524,203

Total net assets	$451,722,581

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$15,863,313	$–	$15,863,313

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $175,741,988 and $326,498,867, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$110,537,755

Aggregate unrealized (depreciation) of investments	(91,767,818)

Net unrealized appreciation of investments	$ 18,769,937

Cost of investments for tax purposes is $432,143,427.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2022, undistributed net investment income (loss) was increased by $1,750,889, undistributed net realized gain (loss) was increased by $66,935 and shares of beneficial interest was decreased by $1,817,824. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	599,231	$37,546,596	1,744,703	$140,088,002

Class C	90,052	5,167,312	274,423	19,831,291

Class R	116,370	7,005,595	208,636	16,147,088

Class Y	1,281,119	81,643,797	2,038,492	168,361,173

Class R6	220,246	14,286,678	568,403	47,476,776

Issued as reinvestment of dividends:
Class A	187,077	14,217,809	179,137	13,379,755

Class C	37,118	2,518,470	55,442	3,742,875

Class R	20,415	1,492,133	17,538	1,264,827

Class Y	156,123	12,261,933	166,685	12,818,076

Class R5	-	5	-	-

Class R6	23,043	1,842,783	22,625	1,768,392

Automatic conversion of Class C shares to Class A shares:
Class A	178,917	10,908,341	251,407	20,223,985

Class C	(200,823)	(10,908,341)	(278,661)	(20,223,985)

18	Invesco Global Focus Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,225,186)	$(74,465,442)	(1,133,195)	$(91,300,098)

Class C	(274,234)	(15,941,916)	(249,425)	(18,080,186)

Class R	(119,047)	(7,216,279)	(73,712)	(5,779,183)

Class Y	(2,830,430)	(168,027,602)	(1,185,623)	(98,939,930)

Class R5	-	-	(51)	(4,299)

Class R6	(294,696)	(18,277,749)	(420,492)	(36,360,650)

Net increase (decrease) in share activity	(2,034,705)	$(105,945,877)	2,186,332	$174,413,909

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Global Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Focus Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022 and the six months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Global Focus Fund (subsequently renamed Invesco Global Focus Fund) as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated June 25, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and broker. When replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Global Focus Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$803.50	$5.77	$1,018.80	$6.46	1.27%
Class C	1,000.00	800.30	9.17	1,015.02	10.26	2.02
Class R	1,000.00	802.60	6.91	1,017.54	7.73	1.52
Class Y	1,000.00	804.70	4.64	1,020.06	5.19	1.02
Class R5	1,000.00	805.10	4.05	1,020.72	4.53	0.89
Class R6	1,000.00	805.10	4.05	1,020.72	4.53	0.89

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Global Focus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Focus Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s stock selection in certain sectors, as well as the Fund’s exposure to certain issuers significantly

22	Invesco Global Focus Fund

impacted by the COVID-19 pandemic, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.

The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Global Focus Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$29,427,865
Qualified Dividend Income*	19.27%
Corporate Dividends Received Deduction*	5.22%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$7,550,181

24	Invesco Global Focus Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Focus Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLF-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Fund

Nasdaq:

A: OPPAX ∎ C: OGLCX ∎ R: OGLNX ∎ Y: OGLYX ∎ R5: GFDDX ∎ R6: OGLIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-36.80%
Class C Shares	-37.28
Class R Shares	-36.97
Class Y Shares	-36.64
Class R5 Shares	-36.57
Class R6 Shares	-36.57
MSCI All Country World Index▼*	-19.96
MSCI All Country World Growth Index▼*	-29.25
Source(s): ▼RIMES Technologies Corp.

* Effective June 30, 2022, the Fund changed its broad-based securities market benchmark from the MSCI All Country World Index to the MSCI All Country World Growth Index. The Fund believes the MSCI All Country World Growth Index is a more appropriate comparison for evaluating the Fund’s performance.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund outperformed the MSCI All Country World Growth Index in one of 11 Global Industry Classification Standard sectors. Stock selection in the real estate sector contributed to relative Fund performance compared to the MSCI All Country World Growth Index. Stock selection in information technology and health care, as well as an overweight allocation to communication services detracted the most from relative Fund performance.

    On a geographic basis, overweight exposure to India and France, as well as underweight exposure to Russia contributed the most to relative Fund performance. Stock selection in the United States, Japan and Brazil detracted the most from relative Fund performance.

    The top three individual contributors to Fund performance during the fiscal year were ICICI Bank Limited, Amadeus IT Group and Novo Nordisk. ICICI Bank Limited is an Indian multinational bank and financial services company. India remains a structurally under-banked nation with attractive demographics, which help create a backdrop where we believe banks may be able to do well. The company has seen steadily increasing loan growth year-over-year. We believe they look set to strengthen their position, as they have continued to ramp-up their digital initiatives to drive long-term growth. Amadeus IT Group is a maker of software that processes transactions across the travel industry and is used by airlines, hotels, railroads and travel agents. Its share price declined steeply in the August and September 2022 sell-off and we used that window to open a small position. Travel demand continued to improve in 2021 and this year, aided by vaccine distribution and lifted restrictions. Travel demand can continue to grow in 2023, due to pent-up demand, remote work flexibility and improving geopolitical tensions. Novo Nordisk is the world’s leading maker of diabetes care products and insulin. Last year, it introduced Wegovy, for weight loss and it has been a hit. The company originally underestimated the demand for Wegovy and had a hard time keeping up, but they are back on track. Given the propensity toward obesity, this product should see continued high demand.

    The top three individual detractors from Fund performance were Alphabet, Meta Platforms and JD.com. Alphabet has been our largest holding for some time. Earlier this year there was a lot of conjecture about a slowdown in ad spending across the industry. While this has negatively affected several companies, Alphabet’s diversified advertising offerings and focus on search proved to be more resilient than other categories of digital spend. This provided solid support for the overall business. The company’s cloud numbers have also been very encouraging. The digital transformation to the cloud remains a top priority for many businesses and Alphabet has been benefiting. Meta Platforms has reported disappointing earnings over the past few quarters and the share price has declined. Apple’s new privacy restrictions have raised concerns of weakened advertising capabilities for Meta Platforms. They have been reworking their ad architecture, but this may take some time. The market also seems to be concerned with the firm’s metaverse strategy, which the firm plans to invest significantly more in than was projected in 2023. JD.com is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. The shares have trended lower in recent months as the Chinese COVID-19 lockdowns have weighed on economic growth. The company’s operations have been rather good, all things considered. Potential easing of COVID-19 restrictions in 2023 and a recovery in macroeconomic conditions could be strong catalysts for JD.com looking out over the next fiscal year.

    The Fund’s holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, our portfolio should be able to weather most transient issues well and create meaningful economic value for our clients.

    We thank you for your continued investment in Invesco Global Fund.

2	Invesco Global Fund

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

*Effective June 30, 2022, the Fund changed its broad-based securities market benchmark from the MSCI All Country World Index to the MSCI All Country World Growth Index. The Fund believes the MSCI All Country World Growth Index is a more appropriate comparison for evaluating the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (12/22/69)	10.49%
10 Years	7.05
5 Years	0.94
1 Year	-40.27

Class C Shares
Inception (10/2/95)	8.26%
10 Years	7.00
5 Years	1.30
1 Year	-37.86

Class R Shares
Inception (3/1/01)	5.74%
10 Years	7.37
5 Years	1.81
1 Year	-36.97

Class Y Shares
Inception (11/17/98)	8.13%
10 Years	7.91
5 Years	2.32
1 Year	-36.64

Class R5 Shares
10 Years	7.79%
5 Years	2.34
1 Year	-36.57

Class R6 Shares
Inception (1/27/12)	8.27%
10 Years	8.09
5 Years	2.47
1 Year	-36.57

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Fund. Note: The Fund was subsequently renamed the Invesco Global Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Fund

Supplemental Information

Invesco Global Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	31.83%

Consumer Discretionary	14.86

Communication Services	14.54

Industrials	14.41

Health Care	12.27

Financials	7.82

Real Estate	3.93

Materials	0.35

Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top 10 Equity Holdings*

		% of total net assets

1.	Alphabet, Inc., Class A	11.35%

2.	LVMH Moet Hennessy Louis Vuitton SE	5.65

3.	Intuit, Inc.	5.58

4.	S&P Global, Inc.	5.19

5.	Analog Devices, Inc.	4.84

6.	Airbus SE	4.51

7.	DLF Ltd.	3.93

8.	JD.com, Inc., ADR	3.24

9.	Novo Nordisk A/S, Class B	3.23

10.	Keyence Corp.	3.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Global Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-100.01%

Argentina-0.49%
Reservas de Maternidad - Swiss Medical(a)(b)	1,029,617,880	$38,284,282

Brazil-0.26%
StoneCo Ltd., Class A(c)	1,884,756	19,789,938

China-3.96%
JD.com, Inc., ADR	6,728,822	250,917,772

Meituan, B Shares(c)(d)	2,483,400	39,504,120

Tencent Holdings Ltd.	603,400	15,833,073

		306,254,965

Denmark-3.23%
Novo Nordisk A/S, Class B	2,296,857	249,611,534

France-13.89%
Airbus SE	3,221,286	348,840,803

Dassault Systemes SE	891,660	29,853,090

EssilorLuxottica S.A.	237,266	37,583,065

Kering S.A.	484,091	221,585,809

LVMH Moet Hennessy Louis Vuitton SE	692,397	436,816,554

		1,074,679,321

Germany-1.81%
Allianz SE	94,067	16,937,619

SAP SE	1,271,051	122,719,303

		139,656,922

India-6.34%
DLF Ltd.	65,402,429	304,296,289

ICICI Bank Ltd., ADR	8,461,827	186,498,667

		490,794,956

Italy-0.58%
Brunello Cucinelli S.p.A.	773,116	44,835,999

Japan-8.22%
Keyence Corp.	656,012	247,235,950

Murata Manufacturing Co. Ltd.	4,330,212	212,424,708

Nidec Corp.	845,832	46,641,052

Omron Corp.	519,900	24,164,851

TDK Corp.	3,387,300	105,458,862

		635,925,423

Netherlands-0.99%
ASML Holding N.V.	162,490	76,600,680

Spain-0.63%
Amadeus IT Group S.A.(c)	940,500	48,958,594

Sweden-3.88%
Assa Abloy AB, Class B	6,401,588	129,166,677

Atlas Copco AB, Class A	15,995,748	170,776,354

		299,943,031

Investment Abbreviations:

ADR - American Depositary Receipt

	Shares	Value

Switzerland-0.86%
Lonza Group AG	129,983	$66,822,769

United Kingdom-0.40%
Farfetch Ltd., Class A(c)	3,672,396	31,141,918

United States-54.47%
Adobe, Inc.(c)	727,307	231,647,279

Agilent Technologies, Inc.	1,088,232	150,556,897

Alphabet, Inc., Class A(c)	9,287,984	877,807,368

Amazon.com, Inc.(c)	733,800	75,170,472

Analog Devices, Inc.	2,624,536	374,311,324

Avantor, Inc.(c)	3,417,106	68,923,028

Boston Scientific Corp.(c)	555,431	23,944,630

Charles River Laboratories International, Inc.(c)	151,975	32,256,694

Charter Communications, Inc., Class A(c)	59,835	21,996,543

Danaher Corp.	176,623	44,450,710

Datadog, Inc., Class A(c)	214,992	17,309,006

Dun & Bradstreet Holdings, Inc.	1,003,057	12,889,282

Ecolab, Inc.	169,812	26,672,371

Equifax, Inc.	863,509	146,399,316

Fidelity National Information Services, Inc.	480,584	39,883,666

IDEXX Laboratories, Inc.(c)	63,815	22,952,979

Illumina, Inc.(c)	297,946	68,176,004

Intuit, Inc.	1,009,034	431,362,035

Intuitive Surgical, Inc.(c)	262,883	64,792,773

IQVIA Holdings, Inc.(c)	402,456	84,382,950

Lam Research Corp.	20,496	8,296,371

Marriott International, Inc., Class A	313,411	50,180,235

Marvell Technology, Inc.	2,416,988	95,906,084

Meta Platforms, Inc., Class A(c)	2,050,329	191,008,650

Microsoft Corp.	489,160	113,548,711

NVIDIA Corp.	255,111	34,432,332

Omnicell, Inc.(c)	300,336	23,221,980

Phathom Pharmaceuticals, Inc.(c)	1,123,410	11,908,146

Qualtrics International, Inc., Class A(c)	1,949,224	23,332,211

S&P Global, Inc.	1,249,957	401,548,686

Splunk, Inc.(c)	422,440	35,108,988

United Parcel Service, Inc., Class B	1,325,453	222,371,250

Visa, Inc., Class A	813,819	168,590,744

Walt Disney Co. (The)(c)	169,200	18,026,568

		4,213,366,283

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $4,126,968,973)		7,736,666,615

OTHER ASSETS LESS LIABILITIES-(0.01)%		(903,820)

NET ASSETS-100.00%		$7,735,762,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Fund

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio	$-	$149,624,528	$(149,624,528)	$-	$-	$-	$3,526
Invesco Liquid Assets Portfolio	257,579	106,874,663	(107,132,169)	-	(73)	-	3,155
Invesco Treasury Portfolio, Institutional Class	-	170,999,460	(170,999,460)	-	-	-	2,479
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	11,491,180	(11,491,180)	-	-	-	12,578*
Invesco Private Prime Fund	-	29,540,488	(29,541,753)	-	1,265	-	33,916*
Investments in Other Affiliates:
Reservas de Maternidad - Swiss Medical	46,866,147	-	-	(8,581,865)	-	38,284,282	-
Total	$47,123,726	$468,530,319	$(468,789,090)	$(8,581,865)	$1,192	$38,284,282	$55,654

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $4,096,578,973)	$7,698,382,333

Investments in affiliates, at value (Cost $30,390,000)	38,284,282

Foreign currencies, at value (Cost $1,778,405)	1,736,211

Receivable for:
Investments sold	40,303,442

Fund shares sold	3,209,072

Dividends	7,445,402

Foreign withholding tax claims	7,785,262

Investment for trustee deferred compensation and retirement plans	661,500

Other assets	103,585

Total assets	7,797,911,089

Liabilities:
Payable for:
Investments purchased	31,283,802

Fund shares reacquired	9,050,019

Amount due custodian	1,456,739

Accrued foreign taxes	12,899,206

Accrued fees to affiliates	4,092,924

Accrued trustees’ and officers’ fees and benefits	543,136

Accrued other operating expenses	550,871

IRS closing agreement fees for foreign withholding tax claims	1,610,097

Trustee deferred compensation and retirement plans	661,500

Total liabilities	62,148,294

Net assets applicable to shares outstanding	$7,735,762,795

Net assets consist of:
Shares of beneficial interest	$3,147,931,514

Distributable earnings	4,587,831,281

$7,735,762,795

Net Assets:
Class A	$4,538,019,198

Class C	$122,528,785

Class R	$142,466,764

Class Y	$1,405,312,945

Class R5	$7,131,645

Class R6	$1,520,303,458

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	56,985,965

Class C	1,773,528

Class R	1,818,886

Class Y	17,474,255

Class R5	88,345

Class R6	18,802,310

Class A:
Net asset value per share	$79.63

Maximum offering price per share (Net asset value of $79.63 ÷ 94.50%)	$84.26

Class C:
Net asset value and offering price per share	$69.09

Class R:
Net asset value and offering price per share	$78.33

Class Y:
Net asset value and offering price per share	$80.42

Class R5:
Net asset value and offering price per share	$80.72

Class R6:
Net asset value and offering price per share	$80.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$17,523

Dividends (net of foreign withholding taxes of $5,050,592)	88,626,217

Dividends from affiliated money market funds (includes net securities lending income of $21,216)	30,376

Foreign withholding tax claims	11,994,853

Less: IRS closing agreement fees for foreign withholding tax claims	(810,097)

Total investment income	99,858,872

Expenses:
Advisory fees	67,149,930

Administrative services fees	1,488,849

Custodian fees	882,363

Distribution fees:
Class A	14,072,322

Class C	1,780,768

Class R	944,007

Transfer agent fees – A, C, R and Y	12,835,876

Transfer agent fees – R5	411

Transfer agent fees – R6	607,966

Trustees’ and officers’ fees and benefits	192,760

Registration and filing fees	213,371

Professional services fees	126,817

Other	(507,295)

Total expenses	99,788,145

Less: Fees waived and/or expense offset arrangement(s)	(27,354)

Net expenses	99,760,791

Net investment income	98,081

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,106,429,074

Affiliated investment securities	1,192

Foreign currencies	(1,692,248)

Forward foreign currency contracts	41,977

1,104,779,995

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $4,699,197)	(5,986,830,058)

Affiliated investment securities	(8,581,865)

Foreign currencies	(900,788)

(5,996,312,711)

Net realized and unrealized gain (loss)	(4,891,532,716)

Net increase (decrease) in net assets resulting from operations	$(4,891,434,635)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$98,081	$(42,757,387)

Net realized gain	1,104,779,995	989,363,951

Change in net unrealized appreciation (depreciation)	(5,996,312,711)	3,314,245,442

Net increase (decrease) in net assets resulting from operations	(4,891,434,635)	4,260,852,006

Distributions to shareholders from distributable earnings:
Class A	(527,301,347)	(401,499,276)

Class C	(18,273,693)	(17,266,924)

Class R	(16,351,348)	(12,789,748)

Class Y	(177,321,555)	(135,222,107)

Class R5	(1,053)	(780)

Class R6	(171,095,528)	(125,000,218)

Total distributions from distributable earnings	(910,344,524)	(691,779,053)

Share transactions-net:
Class A	(173,404,479)	(250,965,242)

Class C	(22,985,896)	(63,045,551)

Class R	(215,109)	(13,049,350)

Class Y	(185,436,166)	(76,298,994)

Class R5	7,790,385	–

Class R6	(439,745)	21,812,204

Net increase (decrease) in net assets resulting from share transactions	(374,691,010)	(381,546,933)

Net increase (decrease) in net assets	(6,176,470,169)	3,187,526,020

Net assets:
Beginning of year	13,912,232,964	10,724,706,944

End of year	$7,735,762,795	$13,912,232,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/22	$135.11	$(0.10)	$(46.46)	$(46.56)	$–	$(8.92)	$(8.92)	$79.63	(36.79	)%(e)	$4,538,019	1.04	%(e)	1.04	%(e)	(0.09	)%(e)	9%
Year ended 10/31/21	101.84	(0.52)	40.40	39.88	–	(6.61)	(6.61)	135.11	40.51	(e)	8,073,179	1.03	(e)	1.03	(e)	(0.42	)(e)	7
Year ended 10/31/20	90.42	(0.23)	12.95	12.72	(0.51)	(0.79)	(1.30)	101.84	14.17		6,256,292	1.06		1.06		(0.25)		8
One month ended 10/31/19	86.02	(0.02)	4.42	4.40	–	–	–	90.42	5.11		6,250,324	1.06	(f)	1.06	(f)	(0.23	)(f)	1
Year ended 09/30/19	98.63	0.42	(3.48)	(3.06)	(0.40)	(9.15)	(9.55)	86.02	(2.09)		6,026,243	1.09		1.09		0.49		10
Year ended 09/30/18	95.03	0.38	8.90	9.28	(0.53)	(5.15)	(5.68)	98.63	10.08		6,759,414	1.10		1.10		0.38		14
Class C
Year ended 10/31/22	119.28	(0.77)	(40.50)	(41.27)	–	(8.92)	(8.92)	69.09	(37.26)		122,529	1.81		1.81		(0.86)		9
Year ended 10/31/21	91.23	(1.30)	35.96	34.66	–	(6.61)	(6.61)	119.28	39.44		248,647	1.80		1.80		(1.19)		7
Year ended 10/31/20	81.75	(0.85)	11.63	10.78	(0.51)	(0.79)	(1.30)	91.23	13.28		243,600	1.83		1.83		(1.02)		8
One month ended 10/31/19	77.82	(0.07)	4.00	3.93	–	–	–	81.75	5.05		274,378	1.82	(f)	1.82	(f)	(0.99	)(f)	1
Year ended 09/30/19	90.43	(0.22)	(3.24)	(3.46)	–	(9.15)	(9.15)	77.82	(2.85)		267,208	1.86		1.86		(0.28)		10
Year ended 09/30/18	87.71	(0.34)	8.21	7.87	–	(5.15)	(5.15)	90.43	9.24		646,353	1.86		1.86		(0.38)		14
Class R
Year ended 10/31/22	133.38	(0.36)	(45.77)	(46.13)	–	(8.92)	(8.92)	78.33	(36.95)		142,467	1.31		1.31		(0.36)		9
Year ended 10/31/21	100.86	(0.84)	39.97	39.13	–	(6.61)	(6.61)	133.38	40.16		247,549	1.30		1.30		(0.69)		7
Year ended 10/31/20	89.81	(0.48)	12.83	12.35	(0.51)	(0.79)	(1.30)	100.86	13.85		197,067	1.33		1.33		(0.52)		8
One month ended 10/31/19	85.46	(0.04)	4.39	4.35	–	–	–	89.81	5.09		209,838	1.32	(f)	1.32	(f)	(0.49	)(f)	1
Year ended 09/30/19	98.01	0.19	(3.44)	(3.25)	(0.15)	(9.15)	(9.30)	85.46	(2.35)		202,819	1.35		1.35		0.22		10
Year ended 09/30/18	94.48	0.12	8.86	8.98	(0.30)	(5.15)	(5.45)	98.01	9.79		237,458	1.36		1.36		0.12		14
Class Y
Year ended 10/31/22	136.06	0.14	(46.86)	(46.72)	–	(8.92)	(8.92)	80.42	(36.63)		1,405,313	0.81		0.81		0.14		9
Year ended 10/31/21	102.29	(0.23)	40.61	40.38	–	(6.61)	(6.61)	136.06	40.84		2,713,045	0.80		0.80		(0.19)		7
Year ended 10/31/20	90.61	(0.01)	12.99	12.98	(0.51)	(0.79)	(1.30)	102.29	14.42		2,093,441	0.83		0.83		(0.02)		8
One month ended 10/31/19	86.18	0.00	4.43	4.43	–	–	–	90.61	5.14		1,985,139	0.82	(f)	0.82	(f)	0.00	(f)	1
Year ended 09/30/19	98.88	0.62	(3.51)	(2.89)	(0.66)	(9.15)	(9.81)	86.18	(1.88)		1,899,009	0.86		0.86		0.72		10
Year ended 09/30/18	95.27	0.61	8.92	9.53	(0.77)	(5.15)	(5.92)	98.88	10.33		2,158,393	0.87		0.87		0.62		14
Class R5
Year ended 10/31/22	136.38	0.21	(46.95)	(46.74)	–	(8.92)	(8.92)	80.72	(36.56)		7,132	0.69		0.69		0.26		9
Year ended 10/31/21	102.39	(0.06)	40.66	40.60	–	(6.61)	(6.61)	136.38	41.03		16	0.66		0.66		(0.05)		7
Year ended 10/31/20	90.55	0.14	13.00	13.14	(0.51)	(0.79)	(1.30)	102.39	14.62		12	0.68		0.68		0.13		8
One month ended 10/31/19	86.12	0.01	4.42	4.43	–	–	–	90.55	5.15		11	0.66	(f)	0.66	(f)	0.17	(f)	1
Period ended 09/30/19(g)	84.75	0.26	1.11	1.37	–	–	–	86.12	1.61		10	0.75	(f)	0.75	(f)	0.83	(f)	10
Class R6
Year ended 10/31/22	136.59	0.26	(47.07)	(46.81)	–	(8.92)	(8.92)	80.86	(36.56)		1,520,303	0.69		0.69		0.26		9
Year ended 10/31/21	102.54	(0.07)	40.73	40.66	–	(6.61)	(6.61)	136.59	41.02		2,629,798	0.66		0.66		(0.05)		7
Year ended 10/31/20	90.69	0.13	13.02	13.15	(0.51)	(0.79)	(1.30)	102.54	14.61		1,934,295	0.68		0.68		0.13		8
One month ended 10/31/19	86.25	0.01	4.43	4.44	–	–	–	90.69	5.15		2,051,628	0.67	(f)	0.67	(f)	0.16	(f)	1
Year ended 09/30/19	98.97	0.76	(3.51)	(2.75)	(0.82)	(9.15)	(9.97)	86.25	(1.70)		1,957,302	0.69		0.69		0.88		10
Year ended 09/30/18	95.35	0.77	8.92	9.69	(0.92)	(5.15)	(6.07)	98.97	10.52		1,436,651	0.69		0.69		0.78		14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the years ended October 31, 2022 and 2021.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Global Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

15	Invesco Global Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $250 million	0.800%

Next $250 million	0.770%

Next $500 million	0.750%

Next $1 billion	0.690%

Next $1.5 billion	0.670%

Next $2.5 billion	0.650%

Next $2.5 billion	0.630%

Next $2.5 billion	0.600%

Next $4 billion	0.580%

Next $8 billion	0.560%

Over $23 billion	0.540%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services

16	Invesco Global Fund

to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $1,429.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $246,494 in front-end sales commissions from the sale of Class A shares and $5,702 and $4,400 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$–	$–	$38,284,282	$38,284,282

Brazil	19,789,938	–	–	19,789,938

China	250,917,772	55,337,193	–	306,254,965

Denmark	–	249,611,534	–	249,611,534

France	348,840,803	725,838,518	–	1,074,679,321

Germany	–	139,656,922	–	139,656,922

India	186,498,667	304,296,289	–	490,794,956

Italy	–	44,835,999	–	44,835,999

Japan	–	635,925,423	–	635,925,423

Netherlands	–	76,600,680	–	76,600,680

17	Invesco Global Fund

	Level 1	Level 2	Level 3	Total

Spain	$–	$48,958,594	$–	$48,958,594

Sweden	–	299,943,031	–	299,943,031

Switzerland	–	66,822,769	–	66,822,769

United Kingdom	31,141,918	–	–	31,141,918

United States	4,213,366,283	–	–	4,213,366,283

Total Investments	$5,050,555,381	$2,647,826,952	$38,284,282	$7,736,666,615

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$41,977

The table below summarizes the average notional value of forward foreign currency contracts held during the period.

Forward Foreign Currency Contracts

Average notional value	$13,831,283

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25,925.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Long-term capital gain	$910,344,524	$691,779,053

18	Invesco Global Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$993,187,989

Net unrealized appreciation – investments	3,596,798,380

Net unrealized appreciation (depreciation) – foreign currencies	(969,854)

Temporary book/tax differences	(1,185,234)

Shares of beneficial interest	3,147,931,514

Total net assets	$7,735,762,795

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $937,350,583 and $2,225,652,835, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,064,797,765

Aggregate unrealized (depreciation) of investments	(467,999,385)

Net unrealized appreciation of investments	$3,596,798,380

Cost of investments for tax purposes is $4,139,868,235.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and equalization, on October 31, 2022, undistributed net investment income was increased by $34,662,773, undistributed net realized gain was decreased by $106,951,919 and shares of beneficial interest was increased by $72,289,146. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,699,919	$276,201,243	3,660,050	$445,852,844

Class C	185,240	16,485,700	225,219	24,481,370

Class R	305,417	30,560,185	247,221	29,926,712

Class Y	2,959,302	306,075,991	3,076,347	379,177,809

Class R5	91,860	8,130,749	-	-

Class R6	3,084,053	310,393,178	3,450,228	421,553,485

Issued as reinvestment of dividends:
Class A	3,986,432	489,772,840	3,349,658	374,357,712

Class C	164,422	17,644,163	168,181	16,707,111

Class R	134,571	16,300,613	115,245	12,744,947

Class Y	1,297,998	160,718,093	1,103,599	123,945,145

Class R6	1,369,177	170,270,798	1,104,877	124,431,282

Automatic conversion of Class C shares to Class A shares:
Class A	213,043	21,179,663	499,921	59,156,588

Class C	(244,403)	(21,179,663)	(563,177)	(59,156,588)

19	Invesco Global Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(9,665,952)	$(960,558,225)	(9,191,411)	$(1,130,332,386)

Class C	(416,277)	(35,936,096)	(415,804)	(45,077,444)

Class R	(477,092)	(47,075,907)	(460,246)	(55,721,009)

Class Y	(6,723,450)	(652,230,250)	(4,705,939)	(579,421,948)

Class R5	(3,633)	(340,364)	-	-

Class R6	(4,904,320)	(481,103,721)	(4,166,331)	(524,172,563)

Net increase (decrease) in share activity	(5,943,693)	$(374,691,010)	(2,502,362)	$(381,546,933)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Global Growth Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated at the close of business on or about February 10, 2023. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

20	Invesco Global Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019 and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The financial statements of Oppenheimer Global Fund (subsequently renamed Invesco Global Fund) as of and for the year ended September 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and portfolio company investees; when replies were not received from portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Global Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$860.80	$5.07	$1,019.76	$5.50	1.08%
Class C	1,000.00	857.40	8.66	1,015.88	9.40	1.85
Class R	1,000.00	859.50	6.33	1,018.40	6.87	1.35
Class Y	1,000.00	861.80	3.99	1,020.92	4.33	0.85
Class R5	1,000.00	862.30	3.14	1,021.83	3.41	0.67
Class R6	1,000.00	862.30	3.33	1,021.63	3.62	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Global Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s stock selection in and underweight and overweight exposures to certain sectors and regions detracted from Fund

23	Invesco Global Fund

performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Global Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,018,978,524
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Global Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Global Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLBL-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Growth Fund

Nasdaq:

A: AGGAX ∎ C: AGGCX ∎ Y: AGGYX ∎ R5: GGAIX ∎ R6: AGGFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-37.61%
Class C Shares	-38.12
Class Y Shares	-37.47
Class R5 Shares	-37.39
Class R6 Shares	-37.37
MSCI All Country World Index▼ (Style-Specific Index)	-19.96
MSCI All Country World Growth Index▼ (Broad Market Index)	-29.25
Lipper Global Multi-Cap Growth Funds Index∎ (Peer Group Index)	-31.27

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund underperformed the MSCI All Country World Growth Index during the fiscal year. The Fund outperformed the MSCI All Country World Growth Index in one of 11 Global Industry Classification Standard sectors. Stock selection in the real estate sector contributed to relative Fund performance compared to the MSCI All Country World Growth Index. Stock selection in information technology and consumer staples, as well as an overweight allocation to communication services, detracted the most from relative Fund performance.

    On a geographic basis, stock selection in France, an overweight allocation to India and an underweight allocation to Russia contributed the most to relative Fund performance. Stock selection in the United States and Japan, as well as an overweight allocation to China detracted the most from relative Fund performance.

    The top three individual contributors to the Fund’s absolute performance during the fiscal year were Clinigen Group, Criteo and Apple. Clinigen Group is a global specialty pharmaceuticals and pharmaceutical services business. Criteo is a global commerce marketing technology company. They are one of the leading ad-tech companies in the growing digital-ad market. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories and sells a range of related services. The company has been relatively resilient this fiscal year. Clinigen Group, Criteo and Apple were sold during the fiscal year.

    The top three individual detractors from the Fund’s absolute performance were Alphabet, Meta Platforms and JD.com. Alphabet has been our largest holding for some time. Earlier this year there was a lot of conjecture about a slowdown in ad spending across the industry. While this has negatively affected several companies, Alphabet’s diversified advertising offerings and focus on search proved to be more resilient than other categories of digital spend. This provided solid support for the overall business. The company’s cloud numbers have also been very encouraging. The digital transformation to the cloud remains a top priority for many businesses and Alphabet has been benefiting. Meta Platforms has reported disappointing earnings over the past few quarters and the share price has declined. Apple’s new privacy restrictions have raised concerns of weakened advertising capabilities for Meta Platforms. Meta Platforms has been reworking their ad architecture but this may take some time. The market also seems to be concerned with the firm’s metaverse strategy which the firm plans to invest significantly more in than was projected in 2023. JD.com is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices with fast and reliable delivery. The shares have trended lower in recent months as the Chinese COVID-19 lockdowns have weighed on economic growth. The company’s operations have been rather good, all things considered. Potential easing of COVID-19 restrictions in 2023 and a recovery in macroeconomic conditions could be strong catalysts for JD.com looking out over the next calendar year.

    Please note, effective December 9, 2021, John Delano assumed responsibility for the portfolio management of the Invesco Global Growth Fund, a Fund previously managed by the Invesco EQV Team.

    The Fund’s holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, our portfolio should be able to weather most transient issues well and create meaningful economic value for our clients.

    We thank you for your continued investment in Invesco Global Fund.

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2	Invesco Global Growth Fund

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Growth Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	5.17%
10 Years	3.67
5 Years	-2.30
1 Year	-41.05

Class C Shares
Inception (8/4/97)	3.41%
10 Years	3.64
5 Years	-1.93
1 Year	-38.73

Class Y Shares
Inception (10/3/08)	5.34%
10 Years	4.52
5 Years	-0.94
1 Year	-37.47

Class R5 Shares
Inception (9/28/07)	2.75%
10 Years	4.65
5 Years	-0.84
1 Year	-37.39

Class R6 Shares
Inception (9/24/12)	4.34%
10 Years	4.67
5 Years	-0.82
1 Year	-37.37

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Growth Fund

Supplemental Information

Invesco Global Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index considered representative of global multi-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	31.75%

Consumer Discretionary	14.87

Communication Services	14.23

Industrials	13.92

Health Care	12.26

Financials	7.83

Real Estate	3.91

Materials	0.35

Money Market Funds Plus Other Assets Less Liabilities	0.88

Top 10 Equity Holdings*

		% of total net assets

1.	Alphabet, Inc., Class A	11.06%

2.	LVMH Moet Hennessy Louis Vuitton SE	5.66

3.	Intuit, Inc.	5.59

4.	S&P Global, Inc.	5.20

5.	Analog Devices, Inc.	4.83

6.	Airbus SE	4.50

7.	DLF Ltd.	3.92

8.	JD.com, Inc., ADR	3.24

9.	Novo Nordisk A/S, Class B	3.22

10.	Keyence Corp.	3.18

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Global Growth Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–99.12%
Brazil–0.25%
StoneCo Ltd., Class A(a)	110,490	$1,160,145

China–3.95%
JD.com, Inc., ADR	394,465	14,709,600

Meituan, B Shares(a)(b)	145,600	2,316,099

Tencent Holdings Ltd.	35,300	926,263

		17,951,962

Denmark–3.22%
Novo Nordisk A/S, Class B	134,649	14,633,015

France–13.89%
Airbus SE	188,842	20,450,154

Dassault Systemes SE	52,272	1,750,085

EssilorLuxottica S.A.	13,994	2,216,658

Kering S.A.	28,379	12,990,086

LVMH Moet Hennessy Louis Vuitton SE	40,783	25,729,010

		63,135,993

Germany–1.80%
Allianz SE	5,540	997,527

SAP SE	74,326	7,176,136

		8,173,663

India–6.32%
DLF Ltd.	3,824,473	17,794,033

ICICI Bank Ltd., ADR	496,058	10,933,118

		28,727,151

Italy–0.58%
Brunello Cucinelli S.p.A.	45,322	2,628,399

Japan–8.20%
Keyence Corp.	38,400	14,472,084

Murata Manufacturing Co. Ltd.	253,900	12,455,426

Nidec Corp.	49,800	2,746,082

Omron Corp.	30,700	1,426,930

TDK Corp.	198,600	6,183,134

		37,283,656

Netherlands–0.99%
ASML Holding N.V.	9,526	4,490,726

Spain–0.63%
Amadeus IT Group S.A.(a)	55,396	2,883,690

Sweden–3.87%
Assa Abloy AB, Class B	375,283	7,572,193

Atlas Copco AB, Class A	937,722	10,011,457

		17,583,650

Switzerland–0.86%
Lonza Group AG	7,636	3,925,580

United Kingdom–0.40%
Farfetch Ltd., Class A(a)(c)	215,288	1,825,642

United States–54.16%
Adobe, Inc.(a)	42,898	13,663,013

	Shares	Value

United States–(continued)
Agilent Technologies, Inc.	63,596	$8,798,507

Alphabet, Inc., Class A(a)	532,222	50,300,301

Amazon.com, Inc.(a)	43,018	4,406,764

Analog Devices, Inc.	153,859	21,943,371

Avantor, Inc.(a)	201,546	4,065,183

Boston Scientific Corp.(a)	32,562	1,403,748

Charles River Laboratories International, Inc.(a)	8,960	1,901,760

Charter Communications, Inc., Class A(a)	3,524	1,295,493

Danaher Corp.	10,355	2,606,043

Datadog, Inc., Class A(a)	12,604	1,014,748

Dun & Bradstreet Holdings, Inc.(c)	58,804	755,631

Ecolab, Inc.	10,002	1,571,014

Equifax, Inc.	50,857	8,622,296

Fidelity National Information Services, Inc.	28,103	2,332,268

IDEXX Laboratories, Inc.(a)	3,742	1,345,923

Illumina, Inc.(a)	17,467	3,996,799

Intuit, Inc.	59,433	25,407,607

Intuitive Surgical, Inc.(a)	15,411	3,798,349

IQVIA Holdings, Inc.(a)	23,644	4,957,437

Lam Research Corp.	1,201	486,141

Marriott International, Inc., Class A	18,460	2,955,631

Marvell Technology, Inc.	141,691	5,622,299

Meta Platforms, Inc., Class A(a)	120,197	11,197,553

Microsoft Corp.	28,677	6,656,792

NVIDIA Corp.	14,956	2,018,611

Omnicell, Inc.(a)(c)	17,645	1,364,311

Phathom Pharmaceuticals, Inc.(a)	65,860	698,116

Qualtrics International, Inc., Class A(a)(c)	114,273	1,367,848

S&P Global, Inc.	73,638	23,656,207

Splunk, Inc.(a)	24,907	2,070,021

United Parcel Service, Inc., Class B	77,703	13,036,232

Visa, Inc., Class A(c)	47,709	9,883,396

Walt Disney Co. (The)(a)	9,919	1,056,770

		246,256,183

Total Common Stocks & Other Equity Interests (Cost $649,248,344)		450,659,455

Money Market Funds–0.93%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	1,486,191	1,486,191

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	1,065,881	1,066,095

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	1,698,503	1,698,503

Total Money Market Funds (Cost $4,250,583)		4,250,789

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.05% (Cost $653,498,927)		454,910,244

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.74%
Invesco Private Government Fund, 3.18%(d)(e)(f)	3,486,672	3,486,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Growth Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 3.28%(d)(e)(f)	8,961,477	$8,961,477

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,447,950)		12,448,149

TOTAL INVESTMENTS IN SECURITIES–102.79% (Cost $665,946,877)		467,358,393

OTHER ASSETS LESS LIABILITIES–(2.79)%		(12,682,487)

NET ASSETS–100.00%		$454,675,906

Investment Abbreviations:
ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,735,198	$24,764,684	$(27,013,691)	$-	$-	$1,486,191	$12,025
Invesco Liquid Assets Portfolio, Institutional Class	8,264,369	17,689,060	(24,886,690)	(3,030)	2,386	1,066,095	8,772
Invesco Treasury Portfolio, Institutional Class	4,268,798	28,302,495	(30,872,790)	-	-	1,698,503	13,276
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,991,419	117,496,904	(122,001,651)	-	-	3,486,672	71,566*
Invesco Private Prime Fund	22,153,218	215,509,411	(228,685,594)	199	(15,757)	8,961,477	195,703*
Total	$46,413,002	$403,762,554	$(433,460,416)	$(2,831)	$(13,371)	$16,698,938	$301,342

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Growth Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $649,248,344)*	$450,659,455

Investments in affiliated money market funds, at value (Cost $16,698,533)	16,698,938

Foreign currencies, at value (Cost $3,271)	3,189

Receivable for:
Investments sold	2,391,702

Fund shares sold	49,677

Dividends	655,931

Investment for trustee deferred compensation and retirement plans	201,285

Other assets	62,625

Total assets	470,722,802

Liabilities:

Payable for:
Investments purchased	1,866,340

Fund shares reacquired	843,791

Amount due custodian	3,540

Collateral upon return of securities loaned	12,447,950

Accrued fees to affiliates	294,251

Accrued trustees’ and officers’ fees and benefits	1,308

Accrued other operating expenses	370,444

Trustee deferred compensation and retirement plans	219,272

Total liabilities	16,046,896

Net assets applicable to shares outstanding	$454,675,906

Net assets consist of:

Shares of beneficial interest	$462,962,867

Distributable earnings (loss)	(8,286,961)

$454,675,906

Net Assets:

Class A	$427,824,872

Class C	$7,240,424

Class Y	$16,239,230

Class R5	$446,869

Class R6	$2,924,511

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,520,330

Class C	425,292

Class Y	809,366

Class R5	22,514

Class R6	147,337

Class A:
Net asset value per share	$19.88

Maximum offering price per share (Net asset value of $19.88 ÷ 94.50%)	$21.04

Class C:
Net asset value and offering price per share	$17.02

Class Y:
Net asset value and offering price per share	$20.06

Class R5:
Net asset value and offering price per share	$19.85

Class R6:
Net asset value and offering price per share	$19.85

*	At October 31, 2022, securities with an aggregate value of $12,084,349 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Growth Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$39,284

Dividends (net of foreign withholding taxes of $440,324)	5,534,317

Dividends from affiliated money market funds (includes net securities lending income of $32,452)	66,525

Foreign withholding tax claims	219,724

Total investment income	5,859,850

Expenses:
Advisory fees	4,795,228

Administrative services fees	86,530

Custodian fees	112,335

Distribution fees:
Class A	1,431,431

Class C	99,938

Transfer agent fees – A, C and Y	981,399

Transfer agent fees – R5	543

Transfer agent fees – R6	1,182

Trustees’ and officers’ fees and benefits	24,452

Registration and filing fees	120,895

Reports to shareholders	63,156

Professional services fees	118,486

Other	208,037

Total expenses	8,043,612

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(55,659)

Net expenses	7,987,953

Net investment income (loss)	(2,128,103)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $141)	198,449,855

Affiliated investment securities	(13,371)

Foreign currencies	(100,828)

198,335,656

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(490,565,203)

Affiliated investment securities	(2,831)

Foreign currencies	(52,862)

(490,620,896)

Net realized and unrealized gain (loss)	(292,285,240)

Net increase (decrease) in net assets resulting from operations	$(294,413,343)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(2,128,103)	$(595,460)

Net realized gain	198,335,656	143,710,817

Change in net unrealized appreciation (depreciation)	(490,620,896)	84,373,446

Net increase (decrease) in net assets resulting from operations	(294,413,343)	227,488,803

Distributions to shareholders from distributable earnings:
Class A	(8,761,351)	(179,126,956)

Class C	(182,123)	(3,954,487)

Class Y	(396,758)	(8,392,337)

Class R5	(9,155)	(181,428)

Class R6	(58,924)	(29,738,165)

Total distributions from distributable earnings	(9,408,311)	(221,393,373)

Share transactions–net:
Class A	(58,071,180)	106,927,183

Class C	(1,657,507)	(360,732)

Class Y	(7,107,128)	6,329,576

Class R5	(62,974)	95,013

Class R6	(652,585)	(105,023,558)

Net increase (decrease) in net assets resulting from share transactions	(67,551,374)	7,967,482

Net increase (decrease) in net assets	(371,373,028)	14,062,912

Net assets:
Beginning of year	826,048,934	811,986,022

End of year	$454,675,906	$826,048,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$32.25	$(0.09)	$(11.91)	$(12.00)	$ -		$(0.37)	$(0.37)	$19.88	(37.61)%	$427,825	1.30%	1.31%	(0.34)%	132%
Year ended 10/31/21	32.19	(0.04)	8.78	8.74	-		(8.68)	(8.68)	32.25	28.36	770,445	1.22	1.23	(0.11)	51
Year ended 10/31/20	32.19	(0.03)	2.77	2.74	(0.29)		(2.45)	(2.74)	32.19	8.87	658,772	1.22	1.29	(0.12)	90
Year ended 10/31/19	29.42	0.22	4.04	4.26	(0.13)		(1.36)	(1.49)	32.19	15.46	296,262	1.22	1.32	0.72	32
Year ended 10/31/18	32.21	0.24	(2.25)	(2.01)	(0.31)		(0.47)	(0.78)	29.42	(6.41)	273,874	1.22	1.32	0.74	32
Class C
Year ended 10/31/22	27.88	(0.24)	(10.25)	(10.49)	-		(0.37)	(0.37)	17.02	(38.10)	7,240	2.05	2.06	(1.09)	132
Year ended 10/31/21	28.99	(0.28)	7.85	7.57	-		(8.68)	(8.68)	27.88	27.36	13,997	1.97	1.98	(0.86)	51
Year ended 10/31/20	29.17	(0.24)	2.51	2.27	-		(2.45)	(2.45)	28.99	8.09	14,628	1.97	2.04	(0.87)	90
Year ended 10/31/19	26.86	(0.01)	3.68	3.67	-		(1.36)	(1.36)	29.17	14.61	6,963	1.97	2.07	(0.03)	32
Year ended 10/31/18	29.47	(0.00)	(2.05)	(2.05)	(0.09)		(0.47)	(0.56)	26.86	(7.10)	21,058	1.97	2.07	(0.01)	32
Class Y
Year ended 10/31/22	32.47	(0.02)	(12.02)	(12.04)	(0.00	)(d)	(0.37)	(0.37)	20.06	(37.47)	16,239	1.05	1.06	(0.09)	132
Year ended 10/31/21	32.30	0.05	8.81	8.86	(0.01)		(8.68)	(8.69)	32.47	28.68	35,476	0.97	0.98	0.14	51
Year ended 10/31/20	32.28	0.04	2.80	2.84	(0.37)		(2.45)	(2.82)	32.30	9.18	29,147	0.97	1.04	0.13	90
Year ended 10/31/19	29.52	0.29	4.05	4.34	(0.22)		(1.36)	(1.58)	32.28	15.74	13,871	0.97	1.07	0.97	32
Year ended 10/31/18	32.31	0.32	(2.25)	(1.93)	(0.39)		(0.47)	(0.86)	29.52	(6.16)	14,935	0.97	1.07	0.99	32
Class R5
Year ended 10/31/22	32.13	(0.00)	(11.87)	(11.87)	(0.04)		(0.37)	(0.41)	19.85	(37.39)	447	0.97	1.00	(0.01)	132
Year ended 10/31/21	32.03	0.09	8.73	8.82	(0.04)		(8.68)	(8.72)	32.13	28.79	771	0.87	0.88	0.24	51
Year ended 10/31/20	32.03	0.07	2.78	2.85	(0.40)		(2.45)	(2.85)	32.03	9.31	664	0.87	0.93	0.23	90
Year ended 10/31/19	29.31	0.32	4.01	4.33	(0.25)		(1.36)	(1.61)	32.03	15.84	12	0.86	0.86	1.08	32
Year ended 10/31/18	32.09	0.34	(2.23)	(1.89)	(0.42)		(0.47)	(0.89)	29.31	(6.08)	11	0.88	0.88	1.08	32
Class R6
Year ended 10/31/22	32.13	0.01	(11.87)	(11.86)	(0.05)		(0.37)	(0.42)	19.85	(37.37)	2,925	0.92	0.93	0.04	132
Year ended 10/31/21	32.03	0.10	8.72	8.82	(0.04)		(8.68)	(8.72)	32.13	28.81	5,360	0.83	0.83	0.28	51
Year ended 10/31/20	32.03	0.08	2.77	2.85	(0.40)		(2.45)	(2.85)	32.03	9.32	108,775	0.84	0.84	0.26	90
Year ended 10/31/19	29.30	0.32	4.02	4.34	(0.25)		(1.36)	(1.61)	32.03	15.88	129,894	0.86	0.86	1.08	32
Year ended 10/31/18	32.08	0.34	(2.23)	(1.89)	(0.42)		(0.47)	(0.89)	29.30	(6.08)	266,574	0.88	0.88	1.08	32

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $264,724,061 and sold of $91,251,356 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Global Small & Mid Cap Growth Fund into the Fund.

(d)	Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Growth Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Global Growth Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund

15	Invesco Global Growth Fund

could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $1,754 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.800%

Next $250 million	0.780%

Next $500 million	0.760%

Next $1.5 billion	0.740%

Next $2.5 billion	0.720%

Next $2.5 billion	0.700%

Next $2.5 billion	0.680%

Over $10 billion	0.660%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.78%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2022, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets. Prior to March 1, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 0.97%,

16	Invesco Global Growth Fund

0.87% and 0.87%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $3,518 and reimbursed class level expenses of $44,427, $791, $2,008, $172 and $173 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $37,938 in front-end sales commissions from the sale of Class A shares and $33 and $346 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $1,521 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$1,160,145	$–	$–	$1,160,145

China	14,709,600	3,242,362	–	17,951,962

Denmark	–	14,633,015	–	14,633,015

France	20,450,154	42,685,839	–	63,135,993

Germany	–	8,173,663	–	8,173,663

India	10,933,118	17,794,033	–	28,727,151

Italy	–	2,628,399	–	2,628,399

Japan	–	37,283,656	–	37,283,656

Netherlands	–	4,490,726	–	4,490,726

Spain	–	2,883,690	–	2,883,690

Sweden	–	17,583,650	–	17,583,650

Switzerland	–	3,925,580	–	3,925,580

17	Invesco Global Growth Fund

	Level 1	Level 2	Level 3	Total

United Kingdom	$1,825,642	$–	$–	$1,825,642

United States	246,256,183	–	–	246,256,183

Money Market Funds	4,250,789	12,448,149	–	16,698,938

Total Investments	$299,585,631	$167,772,762	$–	$467,358,393

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,570.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$2,204,357	$49,558,352

Long-term capital gain	7,203,954	171,835,021

Total distributions	$9,408,311	$221,393,373

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$192,614,774

Net unrealized appreciation (depreciation) – investments	(199,036,650)

Net unrealized appreciation (depreciation) – foreign currencies	(47,065)

Temporary book/tax differences	(163,492)

Late-Year ordinary loss deferral	(1,654,528)

Shares of beneficial interest	462,962,867

Total net assets	$454,675,906

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

18	Invesco Global Growth Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $807,977,116 and $878,740,023, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,024,116

Aggregate unrealized (depreciation) of investments	(209,060,766)

Net unrealized appreciation (depreciation) of investments	$(199,036,650)

Cost of investments for tax purposes is $666,395,043.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on October 31, 2022, undistributed net investment income (loss) was increased by $2,450,697, undistributed net realized gain was decreased by $1,687,030 and shares of beneficial interest was decreased by $763,667. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	573,173	$15,011,384	554,150	$19,998,215

Class C	55,253	1,167,428	73,269	2,351,067

Class Y	134,337	3,562,137	312,894	11,421,293

Class R5	5,862	155,984	2,491	85,655

Class R6	82,798	1,962,311	130,862	4,745,901

Issued as reinvestment of dividends:
Class A	268,898	8,263,225	5,100,734	167,533,426

Class C	6,669	176,650	131,344	3,778,617

Class Y	10,874	336,551	212,498	7,017,919

Class R5	295	9,025	5,429	177,527

Class R6	1,864	57,011	908,338	29,699,578

Automatic conversion of Class C shares to Class A shares:
Class A	35,814	854,903	98,873	3,430,174

Class C	(41,676)	(854,903)	(111,462)	(3,430,174)

Reacquired:
Class A	(3,248,720)	(82,200,692)	(2,325,257)	(84,034,632)

Class C	(96,962)	(2,146,682)	(95,817)	(3,060,242)

Class Y	(428,554)	(11,005,816)	(335,067)	(12,109,636)

Class R5	(7,640)	(227,983)	(4,648)	(168,169)

Class R6	(104,143)	(2,671,907)	(4,268,803)	(139,469,037)

Net increase (decrease) in share activity	(2,751,858)	$(67,551,374)	389,828	$7,967,482

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Global Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated at the close of business on or about February 10, 2023. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

19	Invesco Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Global Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$857.30	$6.69	$1,018.00	$7.27	1.43%
Class C	1,000.00	854.00	10.19	1,014.22	11.07	2.18
Class Y	1,000.00	858.00	5.53	1,019.26	6.01	1.18
Class R5	1,000.00	858.90	5.06	1,019.76	5.50	1.08
Class R6	1,000.00	859.30	4.69	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Global Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe. The Board noted that the Fund underwent a change in portfolio management as well as a change in its investment process in December 2021. The Board noted that stock selection in and overweight, underweight or lack of exposure to certain sectors, geographic regions and names, as well as the Fund’s cash position, detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a

22	Invesco Global Growth Fund

particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Global Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,203,954
Qualified Dividend Income*	35.32%
Corporate Dividends Received Deduction*	13.93%
U.S. Treasury Obligations*	0.02%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$2,194,276

24	Invesco Global Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	GLG-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Opportunities Fund

Nasdaq:

A: OPGIX ∎ C: OGICX ∎ R: OGINX ∎ Y: OGIYX ∎ R5: GOFFX ∎ R6: OGIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Opportunities Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-44.95%

Class C Shares	-45.36

Class R Shares	-45.08

Class Y Shares	-44.81

Class R5 Shares	-44.77

Class R6 Shares	-44.73

MSCI All Country World Index▼	-19.96

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund outperformed the MSCI All Country World Index in 2 of the 11 Global Industry Classification Standard sectors for the fiscal year ended October 31, 2022. Underweight allocations to the communication services and real estate sectors contributed to relative Fund performance compared to the MSCI All Country World Index. Stock selection in healthcare, information technology and industrials detracted the most from relative Fund performance.

    On a geographic basis, underweight allocations in China, Russia and Taiwan contributed the most to relative Fund performance. Stock selection in the United States, the United Kingdom and Japan detracted the most from relative Fund performance.

    The top three individual contributors to Fund performance during the fiscal year were Mandiant, Halozyme Therapeutics and Rollins. Mandiant provides malware protection systems and network threat prevention solutions. The company was acquired by Alphabet during the fiscal year. We think this is a good example of things we tend to buy that we find to be very attractive. Halozyme Therapeutics is a US biopharma company that develops products for diabetes, cancer, dermatology, etc. It’s a company platform that we like. The company has a technology that enables the conversion of a drug into an injection, instead of an IV - which we believe is generally a better experience for everyone - the patient is able to leave and they aren’t taking up room in the clinic. A couple of drugs have gone to market and we see a lot of opportunity to create high-value optimized drug formulations with several drugs. In May 2022, the company completed the acquisition of Antares Pharma, which will diversify the firm’s royalty revenue and intellectual property. Rollins is a global leader in route-based pest control services, with operations around the world. Its portfolio includes the Orkin brand. Rollins shares have shown resiliency admist heady inflation pressures and slowing economic activity. We believe that Rollins has the potential to perform solidly in 2023 regardless of likely inflation and recession pressures.

    The top three individual detractors from Fund performance during the fiscal year were Nektar Therapeutics, Advanced Micro Devices (AMD) and Aston Martin. Nektar Therapeutics is a bio-pharmaceutical company focused on large areas of unmet need in the healthcare space, such as cancer and autoimmune diseases. In mid-March 2022, the stock fell sharply following a phase III clinical trial failure in its immuno-oncology drug Bempeg, for the treatment of melanoma. We were extremely disappointed with the results. Based on earlier clinical research, we thought Bempeg had a lot of potential. As disappointing as the Bempeg news was, our thesis on Nektar Therapeutics was never solely about one drug. To us, Nektar Therapeutics has always been unique in the biotech space, with such an extensive pipeline and intellectual property. The company has been restructuring its business to ensure cash reserves last through the first half of 2025. This will allow time to see potentially positive news from the other drugs in their pipeline, including autoimmune drug NKTR-358 which they’re partnered on with Eli Lilly and NKTR- 255, an immuno-oncology drug they are developing on their own. We believe there’s value in the platform and that the other drugs they’re working on have potential. Advanced Micro Devices is a global semiconductor company that designs an assortment of chips for various computing applications. The majority of the firm’s sales are in the personal computer and data center markets via CPUs and GPUs. In addition, AMD supplies the chips found in prominent gaming systems such as PlayStation and Xbox. The share price has corrected after a large rise in its share price over the last few years. However, the company continues to execute well on its product roadmap and we continue to be very optimistic about the company’s future. AMD’s valuation is lower than it has been in several years. Aston Martin has had a difficult time since going public in 2018 due to some management changes, production headwinds and parts shortages. However, over the long term, we think the company can do very well. They have a timeless luxury brand and a new SUV model coming out that could help to grow sales. They are also working on an all-electric supercar, which we think could provide a longer-term tailwind. We believe the economics of the luxury car business have always been excellent and we’ve historically found a lot of success by investing in other companies in this area. Therefore, we continue to stick with Aston Martin.

    Our emergent growth investment philosophy has been in place for over 25 years. Throughout that time, we’ve focused on the powerful structural growth trends that are

2	Invesco Global Opportunities Fund

playing out in the world economy and on the small, innovative companies we believe are best positioned to capture the rewards that flow from these trends over a multi-year period. The changes playing out in areas like immuno-oncology, robotics, semiconductors, electrical infrastructure, lasers and other themes can create significant economic value for investors over our ten-year investment horizon and we remain excited about the potential for our portfolio companies in the years to come. We are long-term investors, as opposed to short-term traders and we will continue adhering to our discipline as we continue to monitor macro and geopolitical events such as interest rate hikes, inflation, the war in Ukraine, etc.

    Thank you for your continued investment in Invesco Global Opportunities Fund.

Portfolio manager(s):

Frank Jennings - Lead

Máire Lane

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Opportunities Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (10/22/90)	9.76%
10 Years	7.62
5 Years	-2.73
1 Year	-47.98
Class C Shares
Inception (12/1/93)	9.56%
10 Years	7.58
5 Years	-2.36
1 Year	-45.87
Class R Shares
Inception (3/1/01)	6.82%
10 Years	7.94
5 Years	-1.88
1 Year	-45.08
Class Y Shares
Inception (2/1/01)	6.84%
10 Years	8.50
5 Years	-1.39
1 Year	-44.81
Class R5 Shares
10 Years	8.36%
5 Years	-1.38
1 Year	-44.77
Class R6 Shares
Inception (1/27/12)	7.79%
10 Years	8.68
5 Years	-1.24
1 Year	-44.73

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Opportunities Fund. Note: The Fund was subsequently renamed the Invesco Global Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Opportunities Fund

Supplemental Information

Invesco Global Opportunities Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Opportunities Fund

Fund Information

Portfolio Composition

By sector, based on Net Assets as of October 31, 2022

Information Technology	41.51%

Health Care	21.36

Industrials	13.89

Consumer Discretionary	8.38

Communication Services	5.40

Consumer Staples	2.14

Other Sectors, Each Less than 2% of Net Assets	1.91

Money Market Funds Plus Other Assets Less Liabilities	5.41

Top 10 Equity Holdings*

		% of total net assets

1.	Advanced Micro Devices, Inc.	5.66%

2.	PTC, Inc.	3.33

3.	Nektar Therapeutics	3.17

4.	AIXTRON SE	2.32

5.	Jeol Ltd.	2.16

6.	Bavarian Nordic A/S	2.16

7.	M3, Inc.	2.11

8.	Littelfuse, Inc.	2.08

9.	Brunello Cucinelli S.p.A.	2.05

10.	Aston Martin Lagonda Global Holdings PLC	2.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Global Opportunities Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–94.59%
Belgium–0.89%
Biocartis Group N.V.(a)(b)(c)	5,899,627	$7,106,383

Materialise N.V., ADR(a)(c)	2,900,000	30,711,000

		37,817,383

Denmark–3.76%
Atlantic Sapphire ASA	5,113,407	3,239,873

Bavarian Nordic A/S(c)	2,880,000	91,666,498

Genmab A/S(c)	100,000	38,566,043

Novozymes A/S, Class B	500,000	26,230,126

		159,702,540

Finland–0.63%
Rovio Entertainment OYJ(a)(b)	4,700,000	26,803,800

France–1.56%
Mersen S.A.	1,000,000	32,361,041

Technicolor Creative Studios S.A.(c)	8,891,524	13,857,172

Teleperformance	50,000	13,393,636

Vantiva S.A.(c)	8,781,120	6,528,084

Vantiva S.A., Wts., expiring 09/22/2024(c)	1,100,000	81,313

		66,221,246

Germany–7.02%
AIXTRON SE	4,000,000	98,393,685

Aumann AG(a)(b)	980,594	11,861,710

Basler AG(a)	1,800,000	48,931,519

Carl Zeiss Meditec AG, BR	200,000	24,224,156

Manz AG(a)	500,000	13,121,717

MorphoSys AG(c)	400,000	7,568,925

PVA TePla AG(a)(c)	2,887,082	48,529,344

Rational AG	80,000	45,153,494

		297,784,550

Ireland–0.93%
Ads-Tec Energy PLC	2,319,856	13,107,186

Flutter Entertainment PLC(c)	200,000	26,530,103

		39,637,289

Isle of Man–0.24%
Kape Technologies PLC(c)	4,000,000	10,106,216

Italy–2.64%
Amplifon S.p.A.	1,000,000	24,857,989

Brunello Cucinelli S.p.A.	1,500,000	86,990,824

		111,848,813

Japan–12.33%
Comture Corp.(a)	3,000,000	48,775,634

CyberAgent, Inc.	5,200,000	42,642,897

Disco Corp.	200,000	47,859,824

Jeol Ltd.	2,500,000	91,709,971

M3, Inc.	3,000,000	89,603,607

Nidec Corp.	600,000	33,085,330

Nikon Corp.	2,000,000	19,339,785

Optex Group Co. Ltd.(a)	2,000,000	27,540,836

PeptiDream, Inc.(c)	3,000,000	32,755,611

	Shares	Value

Japan–(continued)
Rakuten Group, Inc.	6,000,000	$26,730,081

Rheon Automatic Machinery Co. Ltd.	1,000,000	7,843,045

Yaskawa Electric Corp.	2,000,000	55,297,366

		523,183,987

Norway–3.06%
Mowi ASA	4,000,000	59,589,764

Nordic Semiconductor ASA(c)	4,999,999	70,435,937

		130,025,701

Singapore–0.74%
STMicroelectronics N.V.	1,000,000	31,173,541

Sweden–5.91%
AddTech AB, Class B	3,000,000	36,251,614

Beijer Ref AB	4,000,000	62,004,915

Boozt AB(a)(b)(c)	3,750,000	27,374,742

Indutrade AB	4,000,000	69,947,408

Midsona AB, Class B	1,000,000	741,642

RaySearch Laboratories AB(a)(c)	4,000,000	20,788,083

Surgical Science Sweden AB(c)	1,000,000	14,427,780

Tobii AB(c)	3,000,000	4,961,030

Xvivo Perfusion AB(c)	1,000,000	14,379,704

		250,876,918

Switzerland–0.10%
GeNeuro S.A.(a)	2,457,241	4,128,332

United Kingdom–14.09%
AO World PLC(c)	19,302,836	9,891,953

ASOS PLC(c)	700,000	4,516,200

Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	70,000,000	84,673,564

boohoo Group PLC(c)	30,000,000	13,943,006

Darktrace PLC(c)	7,170,000	29,298,377

FD Technologies PLC(c)	1,200,000	18,495,583

Fevertree Drinks PLC	2,000,000	21,892,896

Frontier Developments PLC(a)(c)	3,000,000	45,619,685

Future PLC	1,000,000	13,968,018

Gooch & Housego PLC(a)	2,000,000	11,009,275

IG Group Holdings PLC	3,000,000	27,354,629

IP Group PLC	20,785,545	14,005,510

IQE PLC(a)(c)	140,000,000	67,203,506

M&C Saatchi PLC(a)(c)	6,044,563	9,530,450

Ocado Group PLC(c)	1,000,000	5,410,540

Oxford Nanopore Technologies PLC(c)	23,000,000	69,238,021

Rentokil Initial PLC	5,000,000	31,190,785

Spirax-Sarco Engineering PLC	464,285	57,173,560

WANdisco PLC(a)(c)	5,000,000	25,109,582

Xaar PLC(a)(c)	6,000,000	11,672,694

Zoo Digital Group PLC(a)(c)	7,000,000	13,245,534

Zotefoams PLC(a)	4,000,000	13,509,174

		597,952,542

United States–40.69%
3D Systems Corp.(c)	5,000,000	44,150,000

Advanced Micro Devices, Inc.(c)	4,000,000	240,240,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Opportunities Fund

	Shares	Value

United States–(continued)
Align Technology, Inc.(c)	100,000	$19,430,000

Applied Materials, Inc.	600,000	52,974,000

Arrowhead Pharmaceuticals, Inc.(c)	2,000,000	69,620,000

Cognex Corp.	1,200,000	55,476,000

Coherent Corp.(c)	1,000,000	33,610,000

Exact Sciences Corp.(c)	1,800,000	62,604,000

Globant S.A.(c)	200,000	37,736,000

Halozyme Therapeutics, Inc.(c)	1,000,000	47,810,000

IPG Photonics Corp.(c)	600,000	51,396,000

Littelfuse, Inc.	400,000	88,100,000

Manhattan Associates, Inc.(c)	600,000	73,002,000

Nektar Therapeutics(a)(c)	35,770,000	134,495,200

Nevro Corp.(c)	1,000,000	38,340,000

ON Semiconductor Corp.(c)	1,000,000	61,430,000

PDF Solutions, Inc.(a)(c)	3,000,000	70,740,000

PTC, Inc.(c)	1,200,000	141,396,000

QUALCOMM, Inc.	500,000	58,830,000

Rollins, Inc.	1,250,000	52,600,000

Shake Shack, Inc., Class A(c)	1,000,000	55,570,000

Veeco Instruments, Inc.(a)(c)	3,000,000	54,690,000

	Shares	Value

United States–(continued)
Vicor Corp.(c)	500,000	$23,885,000

Wolfspeed, Inc.(c)	1,000,000	78,750,000

Xeris Biopharma Holdings, Inc.(c)	2,000,000	3,200,000

Yelp, Inc.(c)	2,000,000	76,820,000

		1,726,894,200

Total Common Stocks & Other Equity Interests (Cost $4,560,387,810)		4,014,157,058

Money Market Funds–5.30%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(a)(d)	81,100,213	81,100,213

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(a)(d)	51,093,142	51,103,361

Invesco Treasury Portfolio, Institutional Class, 3.08%(a)(d)	92,685,957	92,685,957

Total Money Market Funds (Cost $224,877,959)		224,889,531

TOTAL INVESTMENTS IN SECURITIES–99.89% (Cost $4,785,265,769)		4,239,046,589

OTHER ASSETS LESS LIABILITIES–0.11%		4,626,146

NET ASSETS–100.00%		$4,243,672,735

Investment Abbreviations:

ADR	- American Depositary Receipt
BR	- Bearer Shares
Wts.	- Warrants

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$21,788,683	$454,962,808	$(395,651,278)	$-	$-	$81,100,213	$667,598
Invesco Liquid Assets Portfolio, Institutional Class	5,221,390	324,973,435	(279,099,627)	11,572	(3,409)	51,103,361	414,438
Invesco Treasury Portfolio, Institutional Class	24,901,352	519,957,495	(452,172,890)	-	-	92,685,957	738,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Opportunities Fund

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Other Affiliates:
Acacia Research Corp.	$14,325,000	$-	$(9,184,168)	$53,176,097	$(58,316,929)	$-	$-
Aston Martin Lagonda Global Holdings PLC*	210,795,827	69,625,611	109,056,691	(304,742,295)	(62,270)	84,673,564	-
Aumann AG	18,753,868	-	(205,511)	(5,439,828)	(1,246,819)	11,861,710	78,422
Basler AG	111,168,781	-	-	(62,237,262)	-	48,931,519	293,920
Biocartis Group N.V.	27,411,964	-	(134,379)	(18,636,808)	(1,534,394)	7,106,383	-
Boozt AB	63,215,117	-	-	(35,840,375)	-	27,374,742	-
Comture Corp.	81,268,627	-	-	(32,492,993)	-	48,775,634	889,624
Frontier Developments PLC	101,325,060	-	-	(55,705,375)	-	45,619,685	-
GeNeuro S.A.	7,299,053	2,394,591	-	(5,565,311)	(1)	4,128,332	-
Gooch & Housego PLC	32,827,448	-	-	(21,818,173)	-	11,009,275	324,782
IQE PLC	90,237,060	-	-	(23,033,554)	-	67,203,506	-
M&C Saatchi PLC*	14,640,104	-	(1,513,837)	(4,524,934)	929,117	9,530,450	-
Manz AG	26,127,086	-	-	(13,005,369)	-	13,121,717	-
Materialise N.V., ADR	69,977,000	-	-	(39,266,000)	-	30,711,000	-
Nektar Therapeutics	526,810,000	13,460,605	-	(405,775,405)	-	134,495,200	-
Optex Group Co. Ltd.	25,450,031	-	-	2,090,805	-	27,540,836	472,034
PDF Solutions, Inc.	70,590,000	-	-	150,000	-	70,740,000	-
PVA TePla AG	131,180,793	-	-	(82,651,449)	-	48,529,344	-
RaySearch Laboratories AB	28,489,106	-	-	(7,701,023)	-	20,788,083	-
Rovio Entertainment OYJ	38,576,764	-	-	(11,772,964)	-	26,803,800	521,227
SLM Solutions Group AG	47,439,244	-	(46,776,107)	18,041,144	(18,704,281)	-	-
Veeco Instruments, Inc.	97,160,000	-	(23,601,268)	(25,441,467)	6,572,735	54,690,000	-
WANdisco PLC	23,101,909	-	-	2,007,673	-	25,109,582	-
Xaar PLC	9,468,542	6,448,814	-	(4,244,663)	1	11,672,694	-
Zoo Digital Group PLC	12,117,118	-	-	1,128,416	-	13,245,534	-
Zotefoams PLC	19,687,795	-	-	(6,178,621)	-	13,509,174	317,448
Total	$1,951,354,722	$1,391,823,359	$(1,099,282,374)	$(1,089,468,162)	$(72,366,250)	$1,082,061,295	$4,718,376

*	At October 31, 2022, this security was no longer an affiliate of the Fund.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $157,820,199, which represented 3.72% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Opportunities Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $2,962,360,622)	$3,251,189,308

Investments in affiliates, at value (Cost $1,822,905,147)	987,857,281

Cash	4,000,000

Foreign currencies, at value (Cost $157,224)	154,718

Receivable for:
Investments sold	30,640

Fund shares sold	3,585,475

Dividends	6,350,939

Foreign withholding tax claims	92,690

Interest	24

Investment for trustee deferred compensation and retirement plans	254,668

Other assets	98,860

Total assets	4,253,614,603

Liabilities:

Payable for:
Fund shares reacquired	6,518,987

Accrued fees to affiliates	2,265,098

Accrued trustees’ and officers’ fees and benefits	158,386

Accrued other operating expenses	744,729

Trustee deferred compensation and retirement plans	254,668

Total liabilities	9,941,868

Net assets applicable to shares outstanding	$4,243,672,735

Net assets consist of:

Shares of beneficial interest	$4,812,702,227

Distributable earnings (loss)	(569,029,492)

$4,243,672,735

Net Assets:

Class A	$1,927,070,378

Class C	$165,704,943

Class R	$139,891,008

Class Y	$892,145,830

Class R5	$624,857

Class R6	$1,118,235,719

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	46,418,822

Class C	4,940,928

Class R	3,602,654

Class Y	20,878,642

Class R5	14,850

Class R6	25,815,551

Class A:
Net asset value per share	$41.51

Maximum offering price per share (Net asset value of $41.51 ÷ 94.50%)	$43.93

Class C:
Net asset value and offering price per share	$33.54

Class R:
Net asset value and offering price per share	$38.83

Class Y:
Net asset value and offering price per share	$42.73

Class R5:
Net asset value and offering price per share	$42.08

Class R6:
Net asset value and offering price per share	$43.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Opportunities Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest	$8,316

Dividends (net of foreign withholding taxes of $2,810,644)	27,159,720

Dividends from affiliates	4,718,376

Foreign withholding tax claims	558,218

Total investment income	32,444,630

Expenses:
Advisory fees	42,277,560

Administrative services fees	898,173

Custodian fees	433,291

Distribution fees:
Class A	6,774,601

Class C	2,706,964

Class R	987,723

Transfer agent fees – A, C, R and Y	8,278,699

Transfer agent fees – R5	922

Transfer agent fees – R6	509,330

Trustees’ and officers’ fees and benefits	105,144

Registration and filing fees	273,649

Reports to shareholders	172,035

Professional services fees	128,542

Other	72,909

Total expenses	63,619,542

Less: Fees waived and/or expense offset arrangement(s)	(128,078)

Net expenses	63,491,464

Net investment income (loss)	(31,046,834)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	112,740,627

Affiliated investment securities	(72,366,250)

Foreign currencies	207,969

Forward foreign currency contracts	(3,653,775)

36,928,571

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,800,870,072)

Affiliated investment securities	(1,089,468,162)

Foreign currencies	(590,398)

(3,890,928,632)

Net realized and unrealized gain (loss)	(3,854,000,061)

Net increase (decrease) in net assets resulting from operations	$(3,885,046,895)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Opportunities Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(31,046,834)	$(57,842,876)

Net realized gain	36,928,571	498,242,547

Change in net unrealized appreciation (depreciation)	(3,890,928,632)	1,585,999,042

Net increase (decrease) in net assets resulting from operations	(3,885,046,895)	2,026,398,713

Distributions to shareholders from distributable earnings:
Class A	(194,328,046)	(339,297,321)

Class C	(24,420,772)	(50,327,508)

Class R	(14,273,037)	(25,015,143)

Class Y	(113,074,056)	(197,213,266)

Class R5	(66,097)	(1,196)

Class R6	(101,013,872)	(155,622,626)

Total distributions from distributable earnings	(447,175,880)	(767,477,060)

Share transactions–net:
Class A	(164,909,820)	71,983,213

Class C	(60,433,988)	(63,886,987)

Class R	521,479	4,106,384

Class Y	(468,704,535)	147,484,680

Class R5	182,418	1,105,075

Class R6	46,604,325	288,650,779

Net increase (decrease) in net assets resulting from share transactions	(646,740,121)	449,443,144

Net increase (decrease) in net assets	(4,978,962,896)	1,708,364,797

Net assets:
Beginning of year	9,222,635,631	7,514,270,834

End of year	$4,243,672,735	$9,222,635,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$79.58	$(0.34)	$(33.80)	$(34.14)	$(3.93)	$41.51	(44.95	)%(e)	$1,927,070	1.11	%(e)	1.11	%(e)	(0.60	)%(e)	9%
Year ended 10/31/21	68.56	(0.57)	18.59	18.02	(7.00)	79.58	26.83	(e)	3,991,359	1.04	(e)	1.04	(e)	(0.71	)(e)	7
Year ended 10/31/20	57.92	(0.45)	14.86	14.41	(3.77)	68.56	25.88	(e)	3,359,360	1.10	(e)	1.10	(e)	(0.74	)(e)	12
One month ended 10/31/19	56.16	(0.04)	1.80	1.76	–	57.92	3.13		3,099,689	1.09	(f)	1.09	(f)	(0.90	)(f)	3
Year ended 09/30/19	75.01	(0.15)	(13.16)	(13.31)	(5.54)	56.16	(17.48)		3,059,916	1.12		1.12		(0.25)		12
Year ended 09/30/18	61.40	(0.22)	15.42	15.20	(1.59)	75.01	25.09		4,124,481	1.12		1.12		(0.31)		21
Class C
Year ended 10/31/22	65.56	(0.63)	(27.46)	(28.09)	(3.93)	33.54	(45.36)		165,705	1.87		1.87		(1.36)		9
Year ended 10/31/21	57.90	(0.98)	15.64	14.66	(7.00)	65.56	25.89		418,630	1.80		1.80		(1.47)		7
Year ended 10/31/20	49.81	(0.77)	12.63	11.86	(3.77)	57.90	24.91		422,919	1.86		1.86		(1.50)		12
One month ended 10/31/19	48.32	(0.07)	1.56	1.49	–	49.81	3.08		467,908	1.84	(f)	1.84	(f)	(1.65	)(f)	3
Year ended 09/30/19	65.97	(0.52)	(11.59)	(12.11)	(5.54)	48.32	(18.12)		469,174	1.88		1.88		(1.01)		12
Year ended 09/30/18	54.57	(0.67)	13.66	12.99	(1.59)	65.97	24.15		955,893	1.87		1.87		(1.06)		21
Class R
Year ended 10/31/22	74.88	(0.45)	(31.67)	(32.12)	(3.93)	38.83	(45.08)		139,891	1.37		1.37		(0.86)		9
Year ended 10/31/21	65.02	(0.73)	17.59	16.86	(7.00)	74.88	26.49		274,251	1.30		1.30		(0.97)		7
Year ended 10/31/20	55.25	(0.58)	14.12	13.54	(3.77)	65.02	25.53		233,141	1.36		1.36		(1.00)		12
One month ended 10/31/19	53.58	(0.05)	1.72	1.67	–	55.25	3.12		221,803	1.34	(f)	1.34	(f)	(1.15	)(f)	3
Year ended 09/30/19	72.06	(0.28)	(12.66)	(12.94)	(5.54)	53.58	(17.71)		218,747	1.37		1.37		(0.51)		12
Year ended 09/30/18	59.18	(0.39)	14.86	14.47	(1.59)	72.06	24.79		276,790	1.37		1.37		(0.56)		21
Class Y
Year ended 10/31/22	81.60	(0.21)	(34.73)	(34.94)	(3.93)	42.73	(44.81)		892,146	0.87		0.87		(0.36)		9
Year ended 10/31/21	70.00	(0.38)	18.98	18.60	(7.00)	81.60	27.13		2,419,916	0.80		0.80		(0.47)		7
Year ended 10/31/20	58.93	(0.31)	15.15	14.84	(3.77)	70.00	26.18		1,940,275	0.86		0.86		(0.50)		12
One month ended 10/31/19	57.13	(0.03)	1.83	1.80	–	58.93	3.15		2,113,652	0.84	(f)	0.84	(f)	(0.65	)(f)	3
Year ended 09/30/19	76.02	–	(13.35)	(13.35)	(5.54)	57.13	(17.29)		2,120,749	0.87		0.87		(0.01)		12
Year ended 09/30/18	62.05	(0.05)	15.61	15.56	(1.59)	76.02	25.40		3,055,996	0.87		0.87		(0.07)		21
Class R5
Year ended 10/31/22	80.36	(0.16)	(34.19)	(34.35)	(3.93)	42.08	(44.77)		625	0.80		0.80		(0.29)		9
Year ended 10/31/21	68.95	(0.28)	18.69	18.41	(7.00)	80.36	27.28		1,089	0.68		0.68		(0.35)		7
Year ended 10/31/20	58.01	(0.21)	14.92	14.71	(3.77)	68.95	26.38		12	0.70		0.70		(0.34)		12
One month ended 10/31/19	56.23	(0.02)	1.80	1.78	–	58.01	3.16		10	0.68	(f)	0.68	(f)	(0.50	)(f)	3
Period ended 09/30/19(g)	58.48	0.03	(2.28)	(2.25)	–	56.23	(3.85)		10	0.74	(f)	0.74	(f)	0.12	(f)	12
Class R6
Year ended 10/31/22	82.55	(0.13)	(35.17)	(35.30)	(3.93)	43.32	(44.73)		1,118,236	0.73		0.73		(0.22)		9
Year ended 10/31/21	70.67	(0.30)	19.18	18.88	(7.00)	82.55	27.28		2,117,391	0.68		0.68		(0.35)		7
Year ended 10/31/20	59.37	(0.21)	15.28	15.07	(3.77)	70.67	26.39		1,558,563	0.70		0.70		(0.34)		12
One month ended 10/31/19	57.55	(0.02)	1.84	1.82	–	59.37	3.16		1,288,373	0.69	(f)	0.69	(f)	(0.50	)(f)	3
Year ended 09/30/19	76.41	0.09	(13.41)	(13.32)	(5.54)	57.55	(17.16)		1,272,938	0.71		0.71		0.15		12
Year ended 09/30/18	62.26	0.07	15.67	15.74	(1.59)	76.41	25.61		1,403,832	0.71		0.71		0.10		21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2022, 2021 and 2020, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Opportunities Fund

Notes to Financial Statements

October 31, 2022

NOTE 1—Significant Accounting Policies

Invesco Global Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Global Opportunities Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16	Invesco Global Opportunities Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $4 billion	0.630%
Over $10 billion	0.610%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $110,312.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

17	Invesco Global Opportunities Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $323,466 in front-end sales commissions from the sale of Class A shares and $14,177 and $15,162 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $24,599 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$30,711,000	$7,106,383	$–	$37,817,383
Denmark	–	159,702,540	–	159,702,540
Finland	–	26,803,800	–	26,803,800
France	13,938,485	52,282,761	–	66,221,246
Germany	–	297,784,550	–	297,784,550
Ireland	13,107,186	26,530,103	–	39,637,289
Isle of Man	–	10,106,216	–	10,106,216
Italy	–	111,848,813	–	111,848,813
Japan	–	523,183,987	–	523,183,987
Norway	–	130,025,701	–	130,025,701
Singapore	–	31,173,541	–	31,173,541
Sweden	41,802,522	209,074,396	–	250,876,918
Switzerland	–	4,128,332	–	4,128,332
United Kingdom	171,576,116	426,376,426	–	597,952,542
United States	1,726,894,200	–	–	1,726,894,200
Money Market Funds	224,889,531	–	–	224,889,531
Total Investments	$2,222,919,040	$2,016,127,549	$–	$4,239,046,589

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

18	Invesco Global Opportunities Fund

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(3,653,775)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$33,340,806

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,766.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
Long-term capital gain	$447,175,880	$767,477,060

Tax Components of Net Assets at Period-End:

2022
Net unrealized appreciation (depreciation) – investments	$(564,171,193)
Net unrealized appreciation (depreciation) – foreign currencies	(654,453)
Temporary book/tax differences	(398,139)
Late-Year ordinary loss deferral	(3,805,707)
Shares of beneficial interest	4,812,702,227
Total net assets	$4,243,672,735

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and distributions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

19	Invesco Global Opportunities Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $590,456,847 and $1,928,483,672, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,511,904,139
Aggregate unrealized (depreciation) of investments	(2,076,075,332)
Net unrealized appreciation (depreciation) of investments	$(564,171,193)

Cost of investments for tax purposes is $4,803,217,782.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, equalization and distributions, on October 31, 2022, undistributed net investment income (loss) was increased by $43,438,965, undistributed net realized gain (loss) was decreased by $51,879,274 and shares of beneficial interest was increased by $8,440,309. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	3,254,628	$185,584,018	4,875,396	$393,802,172
Class C	443,106	19,998,680	756,235	50,644,040
Class R	608,409	31,896,957	609,103	46,265,081
Class Y	5,028,780	296,706,405	8,288,976	684,796,223
Class R5	4,580	323,793	13,459	1,110,671
Class R6	7,776,012	452,950,123	7,512,295	627,833,253

Issued as reinvestment of dividends:
Class A	2,569,622	182,161,472	4,232,742	319,318,097
Class C	402,014	23,172,081	764,060	47,799,623
Class R	214,377	14,245,371	350,770	24,957,284
Class Y	1,308,410	95,265,309	2,223,327	171,640,821
Class R5	906	64,942	-	-
Class R6	1,304,716	96,170,583	1,937,551	151,167,699
Automatic conversion of Class C shares to Class A shares:
Class A	449,469	25,099,203	877,602	70,149,842
Class C	(553,670)	(25,099,203)	(1,059,201)	(70,149,842)
Reacquired:
Class A	(10,011,459)	(557,754,513)	(8,827,130)	(711,286,898)
Class C	(1,736,307)	(78,505,546)	(1,378,993)	(92,180,808)
Class R	(882,467)	(45,620,849)	(883,441)	(67,115,981)
Class Y	(15,114,185)	(860,676,249)	(8,575,585)	(708,952,364)
Class R5	(4,193)	(206,317)	(73)	(5,596)
Class R6	(8,916,516)	(502,516,381)	(5,853,490)	(490,350,173)
Net increase (decrease) in share activity	(13,853,768)	$(646,740,121)	5,863,603	$449,443,144

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Global Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019 and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The financial statements of Oppenheimer Global Opportunities Fund (subsequently renamed Invesco Global Opportunities Fund) as of and for the year ended September 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Global Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$804.90	$5.23	$1,019.41	$5.85	1.15%
Class C	1,000.00	802.00	8.68	1,015.58	9.70	1.91
Class R	1,000.00	803.90	6.41	1,018.10	7.17	1.41
Class Y	1,000.00	805.90	4.14	1,020.62	4.63	0.91
Class R5	1,000.00	806.30	3.82	1,020.97	4.28	0.84
Class R6	1,000.00	806.70	3.42	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Global Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Opportunities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and above the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in and underweight

23	Invesco Global Opportunities Fund

exposure to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Global Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$486,184,059
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Global Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Opportunities Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLOPP-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco International Core Equity Fund

Nasdaq:

A: IBVAX ∎ C: IBVCX ∎ R: IIBRX ∎ Y: IBVYX ∎ Investor: IIBCX ∎ R5: IBVIX ∎ R6: IBVFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Distribution Information

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco International Core Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI EAFE Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-22.38%
Class C Shares	-22.99
Class R Shares	-22.55
Class Y Shares	-22.13
Investor Class Shares	-22.39
Class R5 Shares	-22.22
Class R6 Shares	-22.16
MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	-23.00

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year re-

turns for developed market equities and emerging market equities were both in negative territory.

    For the fiscal year ended October 31, 2022, Class A shares of the Invesco International Core Equity Fund returned -22.38%, modestly outperforming the MSCI EAFE Index, which returned -23.00%.

    During the fiscal year, stock selections in the communication services, health care and industrials sectors were the Fund’s primary contributors to relative performance against its broad market/style-specific benchmark. An overweight to energy, the top performing sector in the benchmark during the fiscal year, was also accretive to relative returns. Conversely, stock selections in the consumer discretionary, utilities and information technology (IT) detracted from the Fund’s relative performance during the fiscal year.

    The investment team believes – as part of the investment approach – that equity values know no boundary, and indeed, 2022 showed the team’s ability to identify opportunities in a wide range of sectors and countries. From a geographic perspective, holdings in developed markets generated the strong contributions to Fund returns, particularly in France, the United Kingdom and Netherlands. As well, multiple sectors – communication services, health care, industrials, consumer staples and energy, all delivered stock selection that outperformed the benchmark. Unfortunately, these results were offset by the Fund’s overweight to emerging markets, particularly China, whose stock market was impacted by sweeping regulatory changes and negative market sentiment in the wake of the country’s leadership changes towards the end of the fiscal year.

    At the company level during the Fund’s fiscal year, the largest individual contributors to relative performance were BP, Deutsche Telekom and TotalEnergies.

    BP is a leading British energy firm. The company executed well throughout the year and benefited from the sharp increase in oil prices stemming from the Russia/Ukraine war.

    Deutsche Telekom is a German telecommunications firm which also has substantial business operations in the United States (they are the majority owners of T-Mobile). The stock benefited from rumors of a potential private equity buyout of the company as well as a relatively steady business model that held up well in the market volatility during the fiscal year.

    TotalEnergies is a French energy firm, which also benefited from a similar dynamic as BP, namely the rise in oil prices stemming from the geopolitical events of the fiscal year.

    As for detractors during the Fund’s fiscal year, the largest were Alibaba Group Holding, Adidas and Linea Directa.

    Alibaba is a Chinese e-commerce company that we purchased during the pandemic-induced sell-off of early 2020. The stock traded down during the fiscal year primarily due to the above-noted concerns about governance and regulatory interventions as well as investor negativity around the leadership changes to the Chinese government announced at the end of October 2022. We continue to hold the position, though at a reduced weight relative to the start of the fiscal year.

    Adidas is a German sports apparel company, which reported strong results during the fiscal year but whose recent outlook reflected pessimism regarding the health of consumer spending in the near future, leading to a share price decline during the fiscal year. This is a relatively new position that we initiated during the fiscal year and continue to own as of the end of the fiscal year.

    Linea Directa is a Spanish insurance company that was spun off from Bankinter, a Spanish bank, in 2021. The company has struggled recently with a difficult business environment but we have maintained our position as of the end of the fiscal year.

    At the close of the fiscal year, and relative to the broad market/style specific benchmark, the Fund maintained overweight positions in consumer discretionary, health care, industrials and IT. Conversely, the Fund’s notable underweight positions came from the consumer staples, materials and real estate sectors. From a geographic perspective, Japan and the United Kingdom are most notably underweight relative to the benchmark, while we are overweight in Germany, Canada and Finland.

    Going into the next fiscal year we remain confident in the positioning we have, in the stocks we own, in the portfolio construction and in the results, we believe our strategy will continue to yield. Following our mandate as a core investment for our clients’ portfolios, we

2	Invesco International Core Equity Fund

continue to focus on mitigating risk and providing investors with a high-conviction investment strategy focused on bottom-up company research.

    Thank you for your investment in Invesco International Core Equity Fund.

Portfolio manager(s):

Erik Esselink - Lead

Andy Tidby

Douglas Turnbull

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco International Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.
*	The Fund’s oldest share class (Investor) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class C) is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco International Core Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	3.26%
10 Years	2.84
5 Years	-1.38
1 Year	-26.67

Class C Shares
Inception (2/14/00)	2.02%
10 Years	2.80
5 Years	-1.00
1 Year	-23.73

Class R Shares
Inception (11/24/03)	3.62%
10 Years	3.15
5 Years	-0.50
1 Year	-22.55

Class Y Shares
Inception (10/3/08)	3.04%
10 Years	3.68
5 Years	0.00
1 Year	-22.13

Investor Class Shares
Inception (10/28/98)	3.12%
10 Years	3.41
5 Years	-0.26
1 Year	-22.39

Class R5 Shares
Inception (4/30/04)	3.91%
10 Years	3.77
5 Years	-0.02
1 Year	-22.22

Class R6 Shares
Inception (9/24/12)	3.57%
10 Years	3.79
5 Years	0.00
1 Year	-22.16

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco International Core Equity Fund

Supplemental Information

Invesco International Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco International Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	18.22%

Financials	18.01

Health Care	16.90

Consumer Discretionary	15.03

Information Technology	10.23

Energy	6.67

Communication Services	5.33

Consumer Staples	3.60

Materials	3.47

Utilities	2.29

Money Market Funds Plus Other Assets Less Liabilities	0.25

Top 10 Equity Holdings*

		% of total net assets

1.	Roche Holding AG	3.73%

2.	Airbus SE	3.28

3.	Novartis AG, ADR	3.15

4.	AstraZeneca PLC	3.14

5.	TotalEnergies SE	2.79

6.	SAP SE	2.75

7.	Mercedes-Benz Group AG	2.70

8.	BP PLC	2.63

9.	Tate & Lyle PLC	2.58

10.	Toyota Motor Corp.	2.54

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco International Core Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-99.75%
Australia-5.21%
Ansell Ltd.	55,823	$1,006,314

Australia & New Zealand Banking Group Ltd.	73,846	1,203,797

Worley Ltd.	75,936	692,705

		2,902,816

Austria-1.26%
BAWAG Group AG(a)	14,575	703,429

Canada-1.93%
CAE, Inc.(b)	56,203	1,072,616

China-1.00%
Alibaba Group Holding Ltd., ADR(b)(c)	8,789	558,804

Finland-2.25%
Metso Outotec OYJ	131,797	998,500

QT Group OYJ(b)	6,005	256,342

		1,254,842

France-11.35%
Airbus SE	16,876	1,827,542

Coface S.A.(b)	86,034	957,365

Thales S.A.	9,954	1,265,073

TotalEnergies SE	28,429	1,553,653

Veolia Environnement S.A.	32,317	720,554

		6,324,187

Germany-15.00%
adidas AG	5,264	514,907

Deutsche Telekom AG	61,795	1,170,494

Hensoldt AG	42,975	1,010,803

Infineon Technologies AG	46,268	1,126,483

Mercedes-Benz Group AG	25,942	1,502,334

Merck KGaA	6,505	1,060,774

SAP SE	15,846	1,529,923

TeamViewer AG(a)(b)	45,901	441,553

		8,357,271

Hong Kong-2.41%
AIA Group Ltd.	177,600	1,341,182

India-3.26%
Fairfax India Holdings Corp.(a)(b)	102,206	956,648

Housing Development Finance Corp. Ltd.	28,735	856,676

		1,813,324

Italy-2.13%
Ariston Holding N.V.	138,794	1,184,639

Japan-17.08%
Disco Corp.	1,200	287,159

FANUC Corp.	7,500	985,721

Hitachi Ltd.	23,100	1,046,370

Hoya Corp.	11,000	1,025,608

KDDI Corp.	33,500	989,210

Koito Manufacturing Co. Ltd.	32,000	454,538

	Shares	Value

Japan-(continued)
Nintendo Co. Ltd.	20,000	$814,997

Recruit Holdings Co. Ltd.	22,100	678,299

Shin-Etsu Chemical Co. Ltd.	6,400	668,288

Shinko Electric Industries Co. Ltd.	10,800	260,048

Sony Group Corp.	13,200	893,807

Toyota Motor Corp.	101,900	1,413,421

		9,517,466

Netherlands-4.21%
BE Semiconductor Industries N.V.	15,694	800,563

EXOR N.V.(b)	14,505	974,750

Koninklijke Ahold Delhaize N.V.	20,466	571,138

		2,346,451

Norway-0.95%
Norsk Hydro ASA	83,265	527,403

Singapore-2.33%
DBS Group Holdings Ltd.	53,760	1,298,071

Spain-2.73%
Industria de Diseno Textil S.A.(c)	29,871	676,554

Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros(c)	902,425	845,893

		1,522,447

Sweden-2.12%
SkiStar AB(c)	46,693	446,800

SSAB AB, Class B	157,566	731,798

		1,178,598

Switzerland-6.08%
Novartis AG, ADR	21,615	1,753,625

Swissquote Group Holding S.A.	7,527	889,879

Tecan Group AG, Class R	2,021	743,192

		3,386,696

Taiwan-1.79%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,229	998,895

United Kingdom-11.70%
AstraZeneca PLC	14,919	1,750,304

BP PLC	264,668	1,468,310

Drax Group PLC	93,362	557,314

Just Eat Takeaway.com N.V.(a)(b)	42,553	728,614

Rotork PLC	196,221	576,517

Tate & Lyle PLC	178,681	1,435,610

		6,516,669

United States-4.96%
Roche Holding AG	6,253	2,078,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco International Core Equity Fund

	Shares	Value

United States-(continued)
Signify N.V.	24,648	$682,685

		2,760,876

Total Common Stocks & Other Equity Interests (Cost $60,399,081)		55,566,682

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.75% (Cost $60,399,081)		55,566,682

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.19%
Invesco Private Government Fund, 3.18%(d)(e)(f)	498,646	498,646

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(d)(e)(f)	1,281,895	$1,281,895

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,780,496)		1,780,541

TOTAL INVESTMENTS IN SECURITIES-102.94% (Cost $62,179,577)		57,347,223

OTHER ASSETS LESS LIABILITIES-(2.94)%		(1,640,122)

NET ASSETS-100.00%		$55,707,101

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $2,830,244, which represented 5.08% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio	$504,450	$13,355,770	$(13,860,220)	$-	$-	$-	$2,516
Invesco Treasury Portfolio	336,300	8,903,847	(9,240,147)	-	-	-	1,605
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	421,800	9,648,416	(9,571,570)	-	-	498,646	8,680*
Invesco Private Prime Fund	984,200	21,510,368	(21,212,388)	45	(330)	1,281,895	24,220*
Total	$2,246,750	$53,418,401	$(53,884,325)	$45	$(330)	$1,780,541	$37,021

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco International Core Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $60,399,081)*	$55,566,682

Investments in affiliated money market funds, at value (Cost $1,780,496)	1,780,541

Foreign currencies, at value (Cost $52,735)	49,312

Receivable for:
Fund shares sold	82,115

Dividends	207,424

Investment for trustee deferred compensation and retirement plans	57,956

Other assets	44,854

Total assets	57,788,884

Liabilities:
Payable for:
Fund shares reacquired	68,785

Amount due custodian	38,536

Accrued foreign taxes	18,021

Collateral upon return of securities loaned	1,780,496

Accrued fees to affiliates	25,527

Accrued trustees’ and officers’ fees and benefits	829

Accrued other operating expenses	51,871

IRS closing agreement fees for foreign withholding tax claims	33,000

Trustee deferred compensation and retirement plans	64,718

Total liabilities	2,081,783

Net assets applicable to shares outstanding	$55,707,101

Net assets consist of:

Shares of beneficial interest	$62,509,041

Distributable earnings (loss)	(6,801,940)

$55,707,101

Net Assets:
Class A	$24,401,796

Class C	$1,542,658

Class R	$1,569,337

Class Y	$3,950,082

Investor Class	$7,057,806

Class R5	$4,205,471

Class R6	$12,979,951

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,361,996

Class C	152,686

Class R	151,331

Class Y	374,567

Investor Class	670,204

Class R5	410,144

Class R6	1,266,666

Class A:
Net asset value per share	$10.33

Maximum offering price per share (Net asset value of $10.33 ÷ 94.50%)	$10.93

Class C:
Net asset value and offering price per share	$10.10

Class R:
Net asset value and offering price per share	$10.37

Class Y:
Net asset value and offering price per share	$10.55

Investor Class:
Net asset value and offering price per share	$10.53

Class R5:
Net asset value and offering price per share	$10.25

Class R6:
Net asset value and offering price per share	$10.25

*	At October 31, 2022, securities with an aggregate value of $1,045,013 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco International Core Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$67,606

Dividends (net of foreign withholding taxes of $185,969)	2,066,708

Dividends from affiliated money market funds (includes net securities lending income of $6,455)	10,576

Foreign withholding tax claims	261,542

Less: IRS closing agreement fees for foreign withholding tax claims	(33,000)

Total investment income	2,373,432

Expenses:
Advisory fees	487,963

Administrative services fees	9,369

Custodian fees	16,363

Distribution fees:
Class A	71,785

Class C	17,348

Class R	8,143

Investor Class	20,864

Transfer agent fees – A, C, R, Y and Investor	107,420

Transfer agent fees – R5	2,675

Transfer agent fees – R6	4,808

Trustees’ and officers’ fees and benefits	19,470

Registration and filing fees	84,621

Reports to shareholders	10,577

Professional services fees	65,663

Other	15,273

Total expenses	942,342

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(258,473)

Net expenses	683,869

Net investment income	1,689,563

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $18)	(3,074,552)

Affiliated investment securities	(330)

Foreign currencies	(113,939)

(3,188,821)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $20,850)	(15,263,492)

Affiliated investment securities	45

Foreign currencies	(12,559)

(15,276,006)

Net realized and unrealized gain (loss)	(18,464,827)

Net increase (decrease) in net assets resulting from operations	$(16,775,264)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco International Core Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$1,689,563	$916,662

Net realized gain (loss)	(3,188,821)	11,204,735

Change in net unrealized appreciation (depreciation)	(15,276,006)	6,069,366

Net increase (decrease) in net assets resulting from operations	(16,775,264)	18,190,763

Distributions to shareholders from distributable earnings:

Class A	(1,247,203)	(262,403)

Class C	(58,262)	(2,288)

Class R	(66,809)	(10,609)

Class Y	(217,355)	(59,408)

Investor Class	(364,280)	(83,908)

Class R5	(223,313)	(45,382)

Class R6	(688,692)	(171,257)

Total distributions from distributable earnings	(2,865,914)	(635,255)

Share transactions-net:

Class A	1,248,607	(158,263)

Class C	112,002	(428,513)

Class R	173,055	119,942

Class Y	101,309	(440,909)

Investor Class	(305,227)	(479,304)

Class R5	247,800	1,025,262

Class R6	618,726	277,480

Net increase (decrease) in net assets resulting from share transactions	2,196,272	(84,305)

Net increase (decrease) in net assets	(17,444,906)	17,471,203

Net assets:
Beginning of year	73,152,007	55,680,804

End of year	$55,707,101	$73,152,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco International Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Year ended 10/31/22	$13.86	$0.31	$(3.31)	$(3.00)	$(0.20)	$(0.33)	$(0.53)	$10.33	(22.38)%	$24,402	1.12%	1.58%	2.53%	81%
Year ended 10/31/21	10.53	0.16	3.28	3.44	(0.11)	–	(0.11)	13.86	32.82	31,958	1.12	1.52	1.20	86
Year ended 10/31/20	10.66	0.12	(0.02)	0.10	(0.23)	–	(0.23)	10.53	0.86	24,443	1.12	1.68	1.13	61
Year ended 10/31/19	10.59	0.20	0.71	0.91	(0.15)	(0.69)	(0.84)	10.66	9.74	27,707	1.12	1.66	1.97	28
Year ended 10/31/18	12.43	0.19	(1.84)	(1.65)	(0.19)	–	(0.19)	10.59	(13.53)	33,798	1.12	1.67	1.54	73
Class C
Year ended 10/31/22	13.54	0.22	(3.25)	(3.03)	(0.08)	(0.33)	(0.41)	10.10	(22.99)	1,543	1.87	2.33	1.78	81
Year ended 10/31/21	10.28	0.06	3.21	3.27	(0.01)	–	(0.01)	13.54	31.85	1,947	1.87	2.27	0.45	86
Year ended 10/31/20	10.40	0.04	(0.03)	0.01	(0.13)	–	(0.13)	10.28	0.06	1,827	1.87	2.43	0.38	61
Year ended 10/31/19	10.31	0.12	0.71	0.83	(0.05)	(0.69)	(0.74)	10.40	8.98	2,775	1.87	2.41	1.22	28
Year ended 10/31/18	12.10	0.09	(1.79)	(1.70)	(0.09)	–	(0.09)	10.31	(14.14)	6,022	1.87	2.42	0.79	73
Class R
Year ended 10/31/22	13.90	0.27	(3.31)	(3.04)	(0.16)	(0.33)	(0.49)	10.37	(22.55)	1,569	1.37	1.83	2.28	81
Year ended 10/31/21	10.57	0.13	3.28	3.41	(0.08)	–	(0.08)	13.90	32.37	1,872	1.37	1.77	0.95	86
Year ended 10/31/20	10.69	0.09	(0.01)	0.08	(0.20)	–	(0.20)	10.57	0.67	1,329	1.37	1.93	0.88	61
Year ended 10/31/19	10.60	0.17	0.73	0.90	(0.12)	(0.69)	(0.81)	10.69	9.52	1,105	1.37	1.91	1.72	28
Year ended 10/31/18	12.44	0.16	(1.84)	(1.68)	(0.16)	–	(0.16)	10.60	(13.73)	1,414	1.37	1.92	1.29	73
Class Y
Year ended 10/31/22	14.14	0.34	(3.36)	(3.02)	(0.24)	(0.33)	(0.57)	10.55	(22.13)	3,950	0.87	1.33	2.78	81
Year ended 10/31/21	10.74	0.20	3.34	3.54	(0.14)	–	(0.14)	14.14	33.12	5,380	0.87	1.27	1.45	86
Year ended 10/31/20	10.87	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.74	1.11	4,407	0.87	1.43	1.38	61
Year ended 10/31/19	10.78	0.23	0.73	0.96	(0.18)	(0.69)	(0.87)	10.87	10.09	4,465	0.87	1.41	2.22	28
Year ended 10/31/18	12.65	0.22	(1.87)	(1.65)	(0.22)	–	(0.22)	10.78	(13.33)	5,738	0.87	1.42	1.79	73
Investor Class
Year ended 10/31/22	14.12	0.31	(3.37)	(3.06)	(0.20)	(0.33)	(0.53)	10.53	(22.39)	7,058	1.12	1.58	2.53	81
Year ended 10/31/21	10.73	0.17	3.33	3.50	(0.11)	–	(0.11)	14.12	32.77	9,851	1.12	1.52	1.20	86
Year ended 10/31/20	10.85	0.12	(0.01)	0.11	(0.23)	–	(0.23)	10.73	0.94	7,848	1.12	1.68	1.13	61
Year ended 10/31/19	10.76	0.20	0.73	0.93	(0.15)	(0.69)	(0.84)	10.85	9.77	8,886	1.12	1.66	1.97	28
Year ended 10/31/18	12.63	0.19	(1.87)	(1.68)	(0.19)	–	(0.19)	10.76	(13.55)	9,037	1.12	1.67	1.54	73
Class R5
Year ended 10/31/22	13.77	0.33	(3.28)	(2.95)	(0.24)	(0.33)	(0.57)	10.25	(22.22)	4,205	0.87	1.15	2.78	81
Year ended 10/31/21	10.46	0.20	3.25	3.45	(0.14)	–	(0.14)	13.77	33.14	5,393	0.87	1.03	1.45	86
Year ended 10/31/20	10.59	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.46	1.14	3,318	0.87	1.12	1.38	61
Year ended 10/31/19	10.53	0.22	0.71	0.93	(0.18)	(0.69)	(0.87)	10.59	10.04	3,282	0.87	1.10	2.22	28
Year ended 10/31/18	12.36	0.22	(1.83)	(1.61)	(0.22)	–	(0.22)	10.53	(13.32)	3,017	0.87	1.15	1.79	73
Class R6
Year ended 10/31/22	13.76	0.33	(3.27)	(2.94)	(0.24)	(0.33)	(0.57)	10.25	(22.16)	12,980	0.87	1.12	2.78	81
Year ended 10/31/21	10.46	0.20	3.24	3.44	(0.14)	–	(0.14)	13.76	33.05	16,752	0.87	1.03	1.45	86
Year ended 10/31/20	10.59	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.46	1.14	12,508	0.87	1.12	1.38	61
Year ended 10/31/19	10.53	0.22	0.71	0.93	(0.18)	(0.69)	(0.87)	10.59	10.04	19,188	0.87	1.10	2.22	28
Year ended 10/31/18	12.35	0.22	(1.82)	(1.60)	(0.22)	–	(0.22)	10.53	(13.25)	11,560	0.87	1.15	1.79	73

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco International Core Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1—Significant Accounting Policies

Invesco International Core Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

14	Invesco International Core Equity Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower

15	Invesco International Core Equity Fund

did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.750%

Next $500 million	0.650%

From $1 billion	0.550%

From $2 billion	0.450%

From $4 billion	0.400%

From $6 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 1.12%, 0.87% and 0.87%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into

16	Invesco International Core Equity Fund

account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $142,817 and reimbursed class level expenses of $67,695, $4,090, $3,840, $12,120, $19,675, $2,675 and $4,808 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $4,611 in front-end sales commissions from the sale of Class A shares and $309 and $58 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $841 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$2,902,816	$–	$2,902,816

Austria	–	703,429	–	703,429

Canada	1,072,616	–	–	1,072,616

China	558,804	–	–	558,804

Finland	–	1,254,842	–	1,254,842

France	1,827,542	4,496,645	–	6,324,187

Germany	–	8,357,271	–	8,357,271

Hong Kong	–	1,341,182	–	1,341,182

India	956,648	856,676	–	1,813,324

Italy	–	1,184,639	–	1,184,639

Japan	–	9,517,466	–	9,517,466

17	Invesco International Core Equity Fund

	Level 1	Level 2	Level 3	Total

Netherlands	$974,750	$1,371,701	$–	$2,346,451

Norway	–	527,403	–	527,403

Singapore	–	1,298,071	–	1,298,071

Spain	845,893	676,554	–	1,522,447

Sweden	–	1,178,598	–	1,178,598

Switzerland	1,753,625	1,633,071	–	3,386,696

Taiwan	998,895	–	–	998,895

United Kingdom	576,517	5,940,152	–	6,516,669

United States	–	2,760,876	–	2,760,876

Money Market Funds	–	1,780,541	–	1,780,541

Total Investments	$9,565,290	$47,781,933	$–	$57,347,223

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $753.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$2,865,914	$635,255

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$1,558,280

Net unrealized appreciation (depreciation) – investments	(5,330,238)

Net unrealized appreciation (depreciation) – foreign currencies	(16,583)

Temporary book/tax differences	(49,731)

Capital loss carryforward	(2,963,668)

Shares of beneficial interest	62,509,041

Total net assets	$55,707,101

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and distributions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18	Invesco International Core Equity Fund

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,779,765	$183,903	$2,963,668

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $53,922,985 and $52,092,564, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,270,856

Aggregate unrealized (depreciation) of investments	(8,601,094)

Net unrealized appreciation (depreciation) of investments	$(5,330,238)

Cost of investments for tax purposes is $62,677,461.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and distributions, on October 31, 2022, undistributed net investment income was increased by $224,636, undistributed net realized gain (loss) was increased by $54,378 and shares of beneficial interest was decreased by $279,014. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	584,083	$7,140,413	291,986	$4,031,325

Class C	43,527	493,898	37,454	497,284

Class R	39,115	444,910	35,076	480,721

Class Y	206,112	2,578,349	245,351	3,426,704

Investor Class	92,428	1,107,765	25,155	347,218

Class R5	24,433	288,063	72,716	1,002,580

Class R6	517	5,809	9,533	131,407

Issued as reinvestment of dividends:
Class A	92,027	1,173,530	19,390	245,478

Class C	4,546	57,058	179	2,231

Class R	5,132	65,791	833	10,604

Class Y	14,654	190,210	4,367	56,287

Investor Class	26,226	340,672	6,234	80,414

Class R5	17,693	223,285	3,615	45,375

Class R6	54,572	688,692	13,657	171,257

Automatic conversion of Class C shares to Class A shares:
Class A	8,583	100,014	35,707	465,485

Class C	(8,752)	(100,014)	(36,380)	(465,485)

19	Invesco International Core Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(628,821)	$(7,165,350)	(361,500)	$(4,900,551)

Class C	(30,428)	(338,940)	(35,098)	(462,543)

Class R	(27,550)	(337,646)	(27,039)	(371,383)

Class Y	(226,599)	(2,667,250)	(279,503)	(3,923,900)

Investor Class	(146,241)	(1,753,664)	(65,111)	(906,936)

Class R5	(23,687)	(263,548)	(1,770)	(22,693)

Class R6	(5,901)	(75,775)	(1,870)	(25,184)

Net increase (decrease) in share activity	115,669	$2,196,272	(7,018)	$(84,305)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20	Invesco International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Core Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco International Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$888.20	$5.33	$1,019.56	$5.70	1.12%
Class C	1,000.00	884.40	8.88	1,015.78	9.50	1.87
Class R	1,000.00	887.10	6.52	1,018.30	6.97	1.37
Class Y	1,000.00	889.50	4.14	1,020.82	4.43	0.87
Investor Class	1,000.00	887.90	5.33	1,019.56	5.70	1.12
Class R5	1,000.00	889.00	4.14	1,020.82	4.43	0.87
Class R6	1,000.00	889.00	4.14	1,020.82	4.43	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco International Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI EAFE® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. The Board noted that exposure to Chinese equities, as well as a lack of exposure to growth stocks, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

23	Invesco International Core Equity Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco International Core Equity Fund

Distribution Information

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2021. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution

12/16/2021	Class A	$0.1681	$0.2753	$0.0843	$0.5277

12/16/2021	Class C	$0.0478	$0.2753	$0.0843	$0.4074

12/16/2021	Class R	$0.1288	$0.2753	$0.0843	$0.4884

12/16/2021	Class Y	$0.2077	$0.2753	$0.0843	$0.5673

12/16/2021	Investor Class	$0.1681	$0.2753	$0.0843	$0.5277

12/16/2021	Class R5	$0.2077	$0.2753	$0.0843	$0.5673

12/16/2021	Class R6	$0.2077	$0.2753	$0.0843	$0.5673

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

25	Invesco International Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	65.70%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,444,034

26	Invesco International Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco International Core Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	I-ICE-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco International Equity Fund

Nasdaq:

A: QIVAX ∎ C: QIVCX ∎ R: QIVNX ∎ Y: QIVYX ∎ R5: INEQX ∎ R6: QIVIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco International Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-25.54%
Class C Shares	-26.11
Class R Shares	-25.71
Class Y Shares	-25.30
Class R5 Shares	-25.40
Class R6 Shares	-25.25
MSCI All Country World ex USA Index▼	-24.73

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund’s Class A shares returned -25.54% during the fiscal year ended October 31, 2022. Its benchmark, the MSCI All Country World ex USA Index, returned -24.73% for the same period.

    The Fund underperformed most in the financials sector due to stock selection and an underweight allocation to the sector relative to the benchmark. Stock selection in materials and industrials also hurt relative Fund performance during the fiscal year. The Fund outperformed the MSCI All Country World ex USA Index most in the energy and information technology sectors due to stock selection. The Fund’s overweight allocation to energy and underweight allocation to real estate also contributed positively to the Fund’s relative performance. The Fund’s cash weighting was also a positive addition.

    Top-performing holdings of the Fund during the fiscal year included Swedish Match, INPEX and Dollarama.

    Swedish Match, a smokeless tobacco company, was a top contributor to absolute returns during the fiscal year, largely due to an all-cash bid for the company by Phillip Morris International (also a Fund holding). Swedish Match’s Board of Directors has recommended that shareholders accept the offer.

    INPEX is a Japanese oil and gas exploration and production company which benefited from the rise in oil and natural gas prices during the fiscal year. Liquid natural gas (LNG) prices surged in the early parts of 2022 which resulted in a strong performance for shares of INPEX. We expect the company to continue to benefit from LNG price and demand increases because Japan, which depends on LNG, is currently INPEX’s largest single market and because LNG is generally considered more environmentally friendly than crude oil.

    Dollarama was also a top contributor to the Fund’s performance during the fiscal year. Dollarama is a discount retailer in Canada much like Dollar Tree and Dollar General in the US. However, unlike the US, the retail market segment for such retailers in Canada is not as saturated, in our opinion. We continue to view the company’s prospects favorably.

    Top detractors from Fund performance during the fiscal year included Adidas, Sony and Siemens.

    Adidas was among the top detractors from absolute performance during the fiscal year. Adidas is a leading sportswear manufacturer and the largest competitor to Nike. The company’s share price dropped during the fiscal year due to forecast cuts, elevated inventory levels and management changes, among other issues. We exited our position during the fiscal year.

    Sony was a detractor from Fund performance during the fiscal year. We first owned Sony back in 2014 and it has been part of our ‘restructuring’ theme as its “new Sony” story continued to evolve over the years. Sony’s share price suffered as the company’s CMOS image sensor market share showed vulnerability and its PS5 gaming console encountered supply issues.

    Siemens was another detractor from Fund performance during the fiscal year. Siemens is a diversified industrial conglomerate. The company performed poorly during the fiscal year due to business pressures stemming from China’s COVID-19 lockdowns. We exited our position during the fiscal year.

    We thank you for your continued investment in Invesco International Equity Fund.

Portfolio manager(s):

Brent Bates

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco International Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (7/2/90)	5.26%
10 Years	3.26
5 Years	-3.24
1 Year	-29.64

Class C Shares
Inception (9/1/93)	5.06%
10 Years	3.23
5 Years	-2.88
1 Year	-26.83

Class R Shares
Inception (3/1/01)	2.61%
10 Years	3.58
5 Years	-2.39
1 Year	-25.71

Class Y Shares
Inception (11/13/08)	6.52%
10 Years	4.15
5 Years	-1.79
1 Year	-25.30

Class R5 Shares
10 Years	3.98%
5 Years	-1.90
1 Year	-25.40

Class R6 Shares
Inception (3/28/13)	3.01%
5 Years	-1.73
1 Year	-25.25

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Equity Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Equity Fund. Note: The Fund was subsequently renamed the Invesco International Equity Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco International Equity Fund

Supplemental Information

Invesco International Equity Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco International Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	13.28%

Industrials	13.21

Consumer Staples	12.61

Energy	12.54

Materials	11.01

Information Technology	10.22

Financials	7.60

Health Care	7.56

Communication Services	3.04

Other Sectors, Each Less than 2% of Net Assets	1.19

Money Market Funds Plus Other Assets Less Liabilities	7.74

Top 10 Equity Holdings*

		% of total net assets
1.	Societe Generale S.A.	2.78%

2.	Inpex Corp.	2.60

3.	Sekisui House Ltd.	2.36

4.	Vinci S.A.	2.35

5.	Novo Nordisk A/S, Class B	2.35

6.	Carlsberg A/S, Class B	2.10

7.	Air Liquide S.A.	2.08

8.	Enbridge, Inc.	1.96

9.	Swedish Match AB	1.91

10.	Rentokil Initial PLC	1.82

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco International Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–92.26%
Australia–1.82%
James Hardie Industries PLC, CDI	160,474	$3,525,442

Northern Star Resources Ltd.	624,752	3,470,222

Santos Ltd.	1,703,842	8,418,686

		15,414,350

Brazil–0.99%
Wheaton Precious Metals Corp.	255,232	8,343,534

Canada–6.82%
Agnico Eagle Mines Ltd.	52,085	2,289,657

Dollarama, Inc.	256,710	15,253,550

Enbridge, Inc.	425,587	16,576,614

Franco-Nevada Corp.	42,128	5,206,178

Nutrien Ltd.	134,979	11,405,725

Teck Resources Ltd., Class B	228,081	6,942,786

		57,674,510

Denmark–4.65%
Carlsberg A/S, Class B	151,052	17,785,832

DSV A/S	12,544	1,695,572

Novo Nordisk A/S, Class B	182,351	19,817,043

		39,298,447

France–16.34%
Air Liquide S.A.	134,712	17,595,912

Airbus SE	125,561	13,597,302

Capgemini SE	52,275	8,576,868

Edenred	190,273	9,763,488

Eramet S.A.	43,371	2,839,874

L’Oreal S.A.	14,925	4,685,912

LVMH Moet Hennessy Louis Vuitton SE	19,033	12,007,460

Pernod Ricard S.A.	61,247	10,745,628

Societe Generale S.A.	1,025,685	23,510,596

Veolia Environnement S.A.	304,831	6,796,644

Vinci S.A.	215,655	19,818,202

Worldline S.A.(a)(b)	187,718	8,209,932

		138,147,818

Germany–3.09%
Bayer AG	59,507	3,130,485

Dr. Ing. h.c. F. Porsche AG, Preference Shares(b)	73,258	7,493,110

Infineon Technologies AG	430,249	10,475,237

Puma SE	114,277	5,060,577

		26,159,409

Ireland–1.57%
Flutter Entertainment PLC(b)	100,187	13,289,857

Japan–20.10%
Asahi Group Holdings Ltd.	436,700	12,223,903

Bandai Namco Holdings, Inc.	138,900	9,188,142

Disco Corp.	27,100	6,485,006

FUJIFILM Holdings Corp.	180,100	8,234,019

Hitachi Ltd.	95,400	4,321,371

Hoya Corp.	97,300	9,071,967

Inpex Corp.	2,150,300	21,966,265

	Shares	Value

Japan–(continued)
Konami Group Corp.	42,000	$1,845,063

Marubeni Corp.	1,585,400	13,883,108

MISUMI Group, Inc.	340,800	7,247,773

Mitsui Fudosan Co. Ltd.	172,100	3,296,518

Recruit Holdings Co. Ltd.	363,600	11,159,708

Renesas Electronics Corp.(b)	628,300	5,261,650

Sekisui House Ltd.	1,199,500	19,933,245

Seven & i Holdings Co. Ltd.	256,800	9,586,459

Shimano, Inc.	60,800	9,427,916

SMC Corp.	8,300	3,341,077

Sony Group Corp.	20,000	1,354,253

Suzuki Motor Corp.	106,100	3,579,852
Tokyo Electron Ltd.	18,900	4,998,352

Yokogawa Electric Corp.	211,100	3,533,888

		169,939,535

Netherlands–5.76%
Adyen N.V.(a)(b)	3,914	5,606,871

Akzo Nobel N.V.	112,440	6,931,167

ING Groep N.V.	1,430,729	14,053,024

Shell PLC, ADR	276,733	15,394,657

Universal Music Group N.V.	342,311	6,707,830

		48,693,549

New Zealand–1.69%
Spark New Zealand Ltd.	4,806,583	14,295,034

Norway–0.67%
Var Energi ASA	1,661,576	5,633,154

Singapore–0.73%
STMicroelectronics N.V., New York Shares	197,548	6,147,694

South Africa–0.62%
Anglo American PLC	175,598	5,252,885

South Korea–2.52%
Korea Zinc Co. Ltd.	23,034	10,327,335

LG Chem Ltd.	8,254	3,616,827

S-Oil Corp.	121,281	7,357,894

		21,302,056

Spain–3.00%
Amadeus IT Group S.A.(b)	64,897	3,378,273

CaixaBank S.A.	1,990,877	6,596,973

Repsol S.A.	1,128,889	15,359,111

		25,334,357

Sweden–2.51%
Sandvik AB	327,950	5,126,632

Swedish Match AB	1,568,169	16,134,478

		21,261,110

Switzerland–2.10%
Alcon, Inc.	118,091	7,165,762

Cie Financiere Richemont S.A., Wts.,expiring 11/22/2023(b)	138,702	67,872

Sika AG	7,878	1,773,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco International Equity Fund

	Shares	Value

Switzerland–(continued)
Tecan Group AG, Class R	23,864	$8,775,628

		17,782,808

United Kingdom–12.06%
Ashtead Group PLC	174,281	9,069,730

BAE Systems PLC	758,721	7,086,101

BP PLC	2,764,194	15,335,039

Coca-Cola Europacific Partners PLC	82,677	3,889,953

Croda International PLC	44,546	3,450,340

Diageo PLC	92,509	3,813,783

Entain PLC	577,532	8,358,836

Lloyds Banking Group PLC	25,891,806	12,461,645

London Stock Exchange Group PLC	88,729	7,693,516

Rentokil Initial PLC	2,470,255	15,409,839

Unilever PLC	278,516	12,668,825

Vodafone Group PLC	2,380,309	2,773,904

		102,011,511

United States–5.22%
Las Vegas Sands Corp.(b)	194,555	7,395,036

Medtronic PLC	125,422	10,954,357

	Shares	Value

United States–(continued)
Oracle Corp.	57,500	$3,067,075

Philip Morris International, Inc.	165,128	15,167,007

QUALCOMM, Inc.	22,404	2,636,055

Roche Holding AG	14,941	4,965,657

		44,185,187

Total Common Stocks & Other Equity Interests (Cost $797,487,496)		780,166,805

Money Market Funds–7.45%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d)	22,233,140	22,233,140

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(c)(d)	15,365,617	15,368,690

Invesco Treasury Portfolio, Institutional Class, 3.08%(c)(d)	25,409,302	25,409,302

Total Money Market Funds (Cost $63,004,773)		63,011,132

TOTAL INVESTMENTS IN SECURITIES—99.71% (Cost $860,492,269)		843,177,937

OTHER ASSETS LESS LIABILITIES–0.29%		2,427,756

NET ASSETS–100.00%		$845,605,693

Investment Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

Wts. – Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $13,816,803, which represented 1.63% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,601,716	$356,187,521	$(346,556,097)	$-	$-	$22,233,140	$272,355
Invesco Liquid Assets Portfolio, Institutional Class	8,486,409	254,419,658	(247,540,070)	6,708	(4,015)	15,368,690	264,625
Invesco Treasury Portfolio, Institutional Class	14,401,962	407,071,452	(396,064,112)	-	-	25,409,302	411,109
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,581,310	(6,581,310)	-	-	-	3,154*
Invesco Private Prime Fund	-	16,912,752	(16,912,908)	-	156	-	8,440*
Total	$35,490,087	$1,041,172,693	$(1,013,654,497)	$6,708	$(3,859)	$63,011,132	$959,683

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to			Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

12/21/2022	Bank of America, N.A.	JPY 9,529,731,760	USD	66,722,434	$2,233,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco International Equity Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to			Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

12/21/2022	Barclays Bank PLC	USD 32,725,691	JPY	4,764,865,880	$ (481,031)

Total Forward Foreign Currency Contracts					$1,752,083

Abbreviations:

JPY  – Japanese Yen

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco International Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $797,487,496)	$780,166,805

Investments in affiliated money market funds, at value (Cost $63,004,773)	63,011,132

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,233,114

Cash	2,592,363

Foreign currencies, at value (Cost $2,387,030)	2,385,572

Receivable for:
Investments sold	5,247,005

Fund shares sold	170,790

Dividends	3,624,088

Foreign withholding tax claims	331,774

Investment for trustee deferred compensation and retirement plans	79,358

Other assets	44,324

Total assets	859,886,325

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	481,031

Payable for:
Investments purchased	6,967,450

Fund shares reacquired	6,330,060

Accrued fees to affiliates	212,582

Accrued trustees’ and officers’ fees and benefits	6,439

Accrued other operating expenses	146,692

Trustee deferred compensation and retirement plans	136,378

Total liabilities	14,280,632

Net assets applicable to shares outstanding	$845,605,693

Net assets consist of:

Shares of beneficial interest	$893,250,752

Distributable earnings (loss)	(47,645,059)

$845,605,693

Net Assets:

Class A	$129,754,418

Class C	$7,308,224

Class R	$19,005,047

Class Y	$61,060,598

Class R5	$1,141,410

Class R6	$627,335,996

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	6,992,603

Class C	447,411

Class R	1,040,408

Class Y	3,255,456

Class R5	61,460

Class R6	33,907,520

Class A:
Net asset value per share	$18.56

Maximum offering price per share (Net asset value of $18.56 ÷ 94.50%)	$19.64

Class C:
Net asset value and offering price per share	$16.33

Class R:
Net asset value and offering price per share	$18.27

Class Y:
Net asset value and offering price per share	$18.76

Class R5:
Net asset value and offering price per share	$18.57

Class R6:
Net asset value and offering price per share	$18.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco International Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $3,639,850)	$23,871,283

Dividends from affiliated money market funds (includes net securities lending income of $2,526)	950,615

Foreign withholding tax claims	331,774

Total investment income	25,153,672

Expenses:

Advisory fees	8,913,407

Administrative services fees	164,408

Custodian fees	163,307

Distribution fees:
Class A	395,450

Class C	101,606

Class R	112,703

Transfer agent fees – A, C, R and Y	512,630

Transfer agent fees – R5	3,607

Transfer agent fees – R6	292,324

Trustees’ and officers’ fees and benefits	38,748

Registration and filing fees	94,471

Professional services fees	68,153

Other	(41,063)

Total expenses	10,819,751

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(207,348)

Net expenses	10,612,403

Net investment income	14,541,269

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(59,699,695)

Affiliated investment securities	(3,859)

Foreign currencies	(854,672)

Forward foreign currency contracts	23,951,446

(36,606,780)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(305,461,910)

Affiliated investment securities	6,708

Foreign currencies	(467,967)

Forward foreign currency contracts	2,012,397

(303,910,772)

Net realized and unrealized gain (loss)	(340,517,552)

Net increase (decrease) in net assets resulting from operations	$(325,976,283)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco International Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$14,541,269	$17,051,653

Net realized gain (loss)	(36,606,780)	243,209,917

Change in net unrealized appreciation (depreciation)	(303,910,772)	(4,587,291)

Net increase (decrease) in net assets resulting from operations	(325,976,283)	255,674,279

Distributions to shareholders from distributable earnings:

Class A	(6,721,473)	(892,282)

Class C	(413,159)	-

Class R	(888,242)	(65,532)

Class Y	(4,438,964)	(717,019)

Class R5	(408,095)	(112)

Class R6	(47,138,761)	(10,102,777)

Total distributions from distributable earnings	(60,008,694)	(11,777,722)

Share transactions–net:

Class A	(2,868,962)	(14,241,327)

Class C	(2,101,261)	(5,033,298)

Class R	757,183	1,362,415

Class Y	(23,722,741)	21,442,470

Class R5	(8,020,425)	10,058,902

Class R6	(241,940,993)	(80,029,217)

Net increase (decrease) in net assets resulting from share transactions	(277,897,199)	(66,440,055)

Net increase (decrease) in net assets	(663,882,176)	177,456,502

Net assets:

Beginning of year	1,509,487,869	1,332,031,367

End of year	$845,605,693	$1,509,487,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$25.89	$0.20	$(6.59)	$(6.39)	$(0.26)	$(0.68)	$(0.94)	$18.56	(25.52)%	$129,754	1.24%		1.25%		0.94%		107%
Year ended 10/31/21	21.86	0.20	3.95	4.15	(0.12)	-	(0.12)	25.89	19.01	185,393	1.23		1.24		0.76		98
Year ended 10/31/20	20.82	0.08	1.28	1.36	(0.32)	-	(0.32)	21.86	6.57	168,596	1.23		1.28		0.39		69
Eleven months ended 10/31/19	19.44	0.31	1.29	1.60	(0.22)	-	(0.22)	20.82	8.38	181,695	1.22	(e)	1.24	(e)	1.69	(e)	54
Year ended 11/30/18	22.23	0.27	(3.06)	(2.79)	(0.00)	-	(0.00)	19.44	(12.55)	189,130	1.23		1.24		1.23		85
Year ended 11/30/17	17.40	0.18	5.00	5.18	(0.35)	-	(0.35)	22.23	30.33	222,358	1.27		1.28		0.92		83
Class C
Year ended 10/31/22	22.87	0.04	(5.83)	(5.79)	(0.07)	(0.68)	(0.75)	16.33	(26.11)	7,308	1.99		2.00		0.19		107
Year ended 10/31/21	19.36	0.00	3.51	3.51	-	-	-	22.87	18.13	12,844	1.98		1.99		0.01		98
Year ended 10/31/20	18.45	(0.07)	1.14	1.07	(0.16)	-	(0.16)	19.36	5.81	15,113	1.98		2.03		(0.36)		69
Eleven months ended 10/31/19	17.23	0.15	1.15	1.30	(0.08)	-	(0.08)	18.45	7.59	20,057	1.98	(e)	1.99	(e)	0.93	(e)	54
Year ended 11/30/18	19.84	0.09	(2.70)	(2.61)	-	-	-	17.23	(13.20)	34,738	1.98		1.99		0.48		85
Year ended 11/30/17	15.56	0.03	4.47	4.50	(0.22)	-	(0.22)	19.84	29.42	40,178	2.03		2.04		0.19		83
Class R
Year ended 10/31/22	25.50	0.15	(6.50)	(6.35)	(0.20)	(0.68)	(0.88)	18.27	(25.71)	19,005	1.49		1.50		0.69		107
Year ended 10/31/21	21.53	0.13	3.91	4.04	(0.07)	-	(0.07)	25.50	18.77	25,742	1.48		1.49		0.51		98
Year ended 10/31/20	20.52	0.03	1.25	1.28	(0.27)	-	(0.27)	21.53	6.27	20,619	1.48		1.53		0.14		69
Eleven months ended 10/31/19	19.18	0.26	1.27	1.53	(0.19)	-	(0.19)	20.52	8.10	20,044	1.47	(e)	1.49	(e)	1.44	(e)	54
Year ended 11/30/18	21.98	0.21	(3.01)	(2.80)	-	-	-	19.18	(12.74)	17,112	1.48		1.49		0.98		85
Year ended 11/30/17	17.21	0.13	4.94	5.07	(0.30)	-	(0.30)	21.98	29.99	13,223	1.52		1.53		0.65		83
Class Y
Year ended 10/31/22	26.19	0.28	(6.66)	(6.38)	(0.37)	(0.68)	(1.05)	18.76	(25.30)	61,061	0.93		1.00		1.25		107
Year ended 10/31/21	22.10	0.30	3.99	4.29	(0.20)	-	(0.20)	26.19	19.48	111,226	0.85		0.99		1.14		98
Year ended 10/31/20	21.04	0.16	1.29	1.45	(0.39)	-	(0.39)	22.10	6.94	75,777	0.85		1.03		0.77		69
Eleven months ended 10/31/19	19.67	0.38	1.30	1.68	(0.31)	-	(0.31)	21.04	8.73	74,540	0.84	(e)	0.99	(e)	2.06	(e)	54
Year ended 11/30/18	22.46	0.35	(3.07)	(2.72)	(0.07)	-	(0.07)	19.67	(12.16)	138,750	0.85		1.00		1.63		85
Year ended 11/30/17	17.59	0.21	5.06	5.27	(0.40)	-	(0.40)	22.46	30.63	57,166	1.02		1.03		1.01		83
Class R5
Year ended 10/31/22	25.98	0.31	(6.66)	(6.35)	(0.38)	(0.68)	(1.06)	18.57	(25.40)	1,141	0.90		0.91		1.28		107
Year ended 10/31/21	21.92	0.31	3.97	4.28	(0.22)	-	(0.22)	25.98	19.56	10,186	0.81		0.81		1.18		98
Year ended 10/31/20	20.86	0.17	1.29	1.46	(0.40)	-	(0.40)	21.92	7.04	11	0.79		0.79		0.83		69
Period ended 10/31/19(f)	19.31	0.18	1.37	1.55	-	-	-	20.86	8.03	11	0.82	(e)	0.82	(e)	2.09	(e)	54
Class R6
Year ended 10/31/22	25.83	0.30	(6.57)	(6.27)	(0.38)	(0.68)	(1.06)	18.50	(25.22)	627,336	0.81		0.84		1.37		107
Year ended 10/31/21	21.80	0.31	3.94	4.25	(0.22)	-	(0.22)	25.83	19.54	1,164,098	0.80		0.81		1.19		98
Year ended 10/31/20	20.75	0.17	1.28	1.45	(0.40)	-	(0.40)	21.80	7.04	1,051,915	0.79		0.79		0.83		69
Eleven months ended 10/31/19	19.40	0.38	1.29	1.67	(0.32)	-	(0.32)	20.75	8.77	1,516,446	0.79	(e)	0.80	(e)	2.11	(e)	54
Year ended 11/30/18	22.17	0.35	(3.03)	(2.68)	(0.09)	-	(0.09)	19.40	(12.20)	1,566,488	0.81		0.82		1.65		85
Year ended 11/30/17	17.36	0.23	5.01	5.24	(0.43)	-	(0.43)	22.17	30.96	1,505,578	0.83		0.83		1.17		83

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.01%, 0.01% and 0.00 for the eleven months ended October 31, 2019 and the years ended November 30, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco International Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco International Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco International Equity Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund

15	Invesco International Equity Fund

could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.850%

Next $500 million	0.750%

Next $1 billion	0.700%

Next $3 billion	0.670%

Over $5 billion	0.650%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services

16	Invesco International Equity Fund

to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective March 1, 2022, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets. Prior to March 1, 2022, the Adviser had contractually agreed, through February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.23%, 1.98%, 1.48%, 0.85%, 0.85% and 0.80%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $70,489 and reimbursed class level expenses of $0, $0, $0, $40,231, $0 and $94,275 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $17,583 in front-end sales commissions from the sale of Class A shares and $0 and $213 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $81,691 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco International Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$15,414,350	$–	$15,414,350

Brazil	8,343,534	–	–	8,343,534

Canada	57,674,510	–	–	57,674,510

Denmark	–	39,298,447	–	39,298,447

France	13,597,302	124,550,516	–	138,147,818

Germany	7,493,110	18,666,299	–	26,159,409

Ireland	–	13,289,857	–	13,289,857

Japan	–	169,939,535	–	169,939,535

Netherlands	15,394,657	33,298,892	–	48,693,549

New Zealand	–	14,295,034	–	14,295,034

Norway	–	5,633,154	–	5,633,154

Singapore	6,147,694	–	–	6,147,694

South Africa	5,252,885	–	–	5,252,885

South Korea	–	21,302,056	–	21,302,056

Spain	6,596,973	18,737,384	–	25,334,357

Sweden	21,261,110	–	–	21,261,110

Switzerland	7,233,634	10,549,174	–	17,782,808

United Kingdom	10,976,054	91,035,457	–	102,011,511

United States	36,152,455	8,032,732	–	44,185,187

Money Market Funds	63,011,132	–	–	63,011,132

Total Investments in Securities	259,135,050	584,042,887	–	843,177,937

Other Investments - Assets*

Forward Foreign Currency Contracts	–	2,233,114	–	2,233,114

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(481,031)	–	(481,031)

Total Other Investments	–	1,752,083	–	1,752,083

Total Investments	$259,135,050	$585,794,970	$–	$844,930,020

* Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,233,114

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$2,233,114

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(481,031)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(481,031)

18	Invesco International Equity Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$2,233,114	$ –	$2,233,114	$–	$–	$2,233,114

Barclays Bank PLC	–	(481,031)	(481,031)	–	–	(481,031)

Total	$2,233,114	$(481,031)	$1,752,083	$–	$–	$1,752,083

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$23,951,446

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	2,012,397

Total	$25,963,843

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$211,011,510

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,353.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$20,759,753	$11,777,722

Long-term capital gain	39,248,941	–

Total distributions	$60,008,694	$11,777,722

*	Includes short-term capital gain distributions, if any.

19	Invesco International Equity Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$11,814,188

Net unrealized appreciation (depreciation) - investments	(30,683,335)

Net unrealized appreciation (depreciation) - foreign currencies	(461,040)

Temporary book/tax differences	(138,287)

Capital loss carryforward	(28,176,585)

Shares of beneficial interest	893,250,752

Total net assets	$845,605,693

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$28,176,585	$–	$28,176,585

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,131,987,099 and $1,462,087,041, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$48,836,592

Aggregate unrealized (depreciation) of investments	(79,519,927)

Net unrealized appreciation (depreciation) of investments	$(30,683,335)

Cost of investments for tax purposes is $875,613,355.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and distributions, on October 31, 2022, undistributed net investment income was increased by $1,511,846, undistributed net realized gain (loss) was increased by $7,585,575 and shares of beneficial interest was decreased by $9,097,421. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	667,211	$14,824,517	775,946	$20,342,361

Class C	111,111	2,168,456	91,106	2,103,332

Class R	218,075	4,778,953	244,941	6,333,593

Class Y	1,028,414	22,747,516	1,924,333	50,845,416

Class R5	25,425	590,844	402,310	10,338,201

Class R6	1,825,410	38,772,438	3,097,786	81,918,835

Issued as reinvestment of dividends:
Class A	255,259	6,167,058	32,590	803,344

Class C	18,392	393,769	-	-

Class R	37,246	887,583	2,691	65,480

Class Y	158,917	3,871,221	26,706	663,640

Class R5	16,883	407,548	-	-

Class R6	1,950,446	46,810,697	412,337	10,102,244

20	Invesco International Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	53,539	$1,154,723	138,995	$3,564,235

Class C	(60,624)	(1,154,723)	(156,521)	(3,564,235)

Reacquired:
Class A	(1,143,138)	(25,015,260)	(1,501,795)	(38,951,267)

Class C	(183,015)	(3,508,763)	(153,786)	(3,572,395)

Class R	(224,318)	(4,909,353)	(195,720)	(5,036,658)

Class Y	(2,178,216)	(50,341,478)	(1,133,785)	(30,066,586)

Class R5	(372,941)	(9,018,817)	(10,735)	(279,299)

Class R6	(14,927,331)	(327,524,128)	(6,704,085)	(172,050,296)

Net increase (decrease) in share activity	(12,723,255)	$(277,897,199)	(2,706,686)	$(66,440,055)

(a)	70% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

21	Invesco International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022 and the eleven months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer International Equity Fund (subsequently renamed Invesco International Equity Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$865.70	$6.07	$1,018.70	$ 6.56	1.29%
Class C	1,000.00	861.70	9.57	1,014.92	10.36	2.04
Class R	1,000.00	864.20	7.24	1,017.44	7.83	1.54
Class Y	1,000.00	866.50	4.89	1,019.96	5.30	1.04
Class R5	1,000.00	865.30	5.92	1,018.85	6.41	1.26
Class R6	1,000.00	867.30	4.09	1,020.82	4.43	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex USA® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board considered that the Fund was

24	Invesco International Equity Fund

created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s overweight exposure to and stock selection in certain sectors as well as the Fund’s cash allocation detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group, requested and considered additional information from management regarding such total expenses, and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$39,248,941
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	2.82%
U.S. Treasury Obligations*	0.02%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0525	per share
Foreign Source Income	$0.5851	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco International Equity Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-IEQ-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco EQV International Equity Fund

Nasdaq:

A: AIIEX ∎ C: AIECX ∎ R: AIERX ∎ Y: AIIYX ∎ R5: AIEVX ∎ R6: IGFRX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco EQV International Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-24.90%
Class C Shares	-25.45
Class R Shares	-25.06
Class Y Shares	-24.71
Class R5 Shares	-24.63
Class R6 Shares	-24.59
MSCI All Country World ex USA Index▼ (Broad Market Index)	-24.73

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality, and valuation (EQV) process.

    Fund holdings in the information technology (IT) sector outperformed those of the Fund’s broad-based benchmark, the MSCI All Country World ex USA Index, and were the largest contributors to relative performance. Within the sector, US-based Broadcom, a semiconductor products manufacturer, and Japan-based TIS, a provider of network solutions and system integration services, were notable relative contributors during the fiscal year. Security selection and overweight exposure in the health care sector added to relative results. Within health care, Japan-based optics and reprography manufacturer Olympus was a key relative contributor. Stock selection in financials also contributed to the Fund’s relative performance. Brazil-based exchange operator B3 added to both absolute and relative results within the financials sector. On a geographic basis, the Fund’s holdings in Germany, China and Mexico outperformed those of the benchmark index, contributing to relative return. No exposure in Russia, exposure in the US, an underweight in Germany, and an overweight in Mexico all added to relative results as well. In a declining equity market environment, the Fund’s cash exposure (average 2.5%) contributed to the Fund’s relative performance. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    The Fund’s holdings in the energy sector outperformed those of the benchmark index, but an underweight in the sector, the fiscal year’s best performing sector, hampered relative return. Stock selection in the communication services, consumer staples and industrials sectors detracted from the Fund’s relative performance versus the benchmark index. Within the communication services sector, South Korea-based internet conglomerate company NAVER detracted from both absolute and relative results. During the fiscal year, we sold the Fund’s position in NAVER because the company has been losing share in the digital advertising business and heightened competition in e-commerce. In the consumer staples sector, weakness was seen in select Chinese holdings, including China Mengniu Dairy and Wuliangye Yibin. Within industrials, Sweden-based garden products and services company Husqvarna and global engineering group Sandvik were key detractors during the fiscal year. Geographically, the Fund’s holdings in the UK, Japan and South Korea underperformed those of the benchmark index and were among the largest detractors from relative performance. Underweights in the UK and Japan and an overweight in Sweden also had a negative impact on the Fund’s relative return.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including UK-based consumer products company Reckitt Benckiser Group, Hong Kong-based power tools and outdoor power equipment company Techtronic Industries, and Spain-based Amadeus IT Group, an IT provider for the global travel and tourism industry. We sold several holdings during the fiscal year, including Switzerland-based tobacco company Philip Morris International, US-based global packaging company Amcor, and UK-based communication services company WPP.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long-term.

    We thank you for your continued investment in Invesco EQV International Equity Fund.

2	Invesco EQV International Equity Fund

Portfolio manager(s):

Brent Bates

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco EQV International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco EQV International Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (4/7/92)	6.13%
10 Years	2.91
5 Years	-1.53
1 Year	-29.03

Class C Shares
Inception (8/4/97)	4.02%
10 Years	2.87
5 Years	-1.15
1 Year	-26.03

Class R Shares
Inception (6/3/02)	5.18%
10 Years	3.24
5 Years	-0.65
1 Year	-25.06

Class Y Shares
Inception (10/3/08)	4.79%
10 Years	3.75
5 Years	-0.15
1 Year	-24.71

Class R5 Shares
Inception (3/15/02)	5.89%
10 Years	3.84
5 Years	-0.07

1 Year	-24.63
Class R6 Shares
Inception (9/24/12)	3.73%
10 Years	3.93
5 Years	0.01
1 Year	-24.59

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco EQV International Equity Fund

Supplemental Information

Invesco EQV International Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco EQV International Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	18.94%

Financials	16.14

Information Technology	15.76

Consumer Staples	15.13

Health Care	13.27

Consumer Discretionary	9.73

Materials	6.04

Energy	2.61

Money Market Funds Plus Other Assets Less Liabilities	2.38

Top 10 Equity Holdings*

		% of total net assets

1.	Broadcom, Inc.	3.30%

2.	Wal-Mart de Mexico S.A.B. de C.V., Series V	3.28

3.	Sandvik AB	2.77

4.	HDFC Bank Ltd., ADR	2.67

5.	Investor AB, Class B	2.67

6.	Olympus Corp.	2.62

7.	ICON PLC	2.45

8.	Novo Nordisk A/S, Class B	2.42

9.	Ritchie Bros. Auctioneers, Inc.	2.32

10.	Reckitt Benckiser Group PLC	2.26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco EQV International Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.62%
Australia–2.05%
CSL Ltd.	207,220	$37,136,058

Brazil–3.71%
B3 S.A. - Brasil, Bolsa, Balcao	11,551,906	33,634,820

MercadoLibre, Inc.(a)	13,482	12,155,641

Rede D’Or Sao Luiz S.A.(b)	3,451,800	21,497,320

		67,287,781

Canada–6.79%
Bank of Nova Scotia (The)	284,784	13,765,204

CGI, Inc., Class A(a)	474,251	38,201,861

Magna International, Inc.	521,874	29,082,596

Ritchie Bros. Auctioneers, Inc.	643,761	42,055,807

		123,105,468

China–6.55%
Airtac International Group	927,000	21,292,385

China Mengniu Dairy Co. Ltd.	6,680,000	21,411,172

China Resources Beer Holdings Co. Ltd.	4,070,000	19,189,609

JD.com, Inc., ADR	484,973	18,084,643

Wuliangye Yibin Co. Ltd., A Shares	906,197	16,589,832

Yum China Holdings, Inc.	537,053	22,207,141

		118,774,782

Denmark–3.48%
Carlsberg A/S, Class B	162,812	19,170,530

Novo Nordisk A/S, Class B	404,193	43,925,780

		63,096,310

France–9.67%
Air Liquide S.A.	190,681	24,906,513

Arkema S.A.	291,912	23,080,492

LVMH Moet Hennessy Louis Vuitton SE	63,400	39,997,529

Pernod Ricard S.A.	106,425	18,671,992

Schneider Electric SE	297,775	37,684,891

TotalEnergies SE	569,988	31,150,002

		175,491,419

Germany–1.37%
Deutsche Boerse AG	152,258	24,772,305

Hong Kong–2.71%
AIA Group Ltd.	3,076,800	23,235,065

Techtronic Industries Co. Ltd.	2,749,500	25,936,142

		49,171,207

India–2.67%
HDFC Bank Ltd., ADR	778,218	48,490,764

Ireland–3.16%
CRH PLC	850,318	30,594,261

Flutter Entertainment PLC(a)	202,273	26,831,618

		57,425,879

Italy–2.23%
FinecoBank Banca Fineco S.p.A.	2,993,352	40,425,422

	Shares	Value

Japan–12.14%
Asahi Group Holdings Ltd.	567,500	$15,885,196

FANUC Corp.	221,212	29,073,771

Hoya Corp.	257,800	24,036,517

Keyence Corp.	26,400	9,949,557

Koito Manufacturing Co. Ltd.	841,000	11,945,838

Komatsu Ltd.	426,500	8,163,540

Olympus Corp.	2,251,000	47,495,457

SMC Corp.	28,200	11,351,610

Sony Group Corp.	241,900	16,379,691

TIS, Inc.(c)	925,800	24,927,394

Tokyo Electron Ltd.	79,800	21,104,155

		220,312,726

Mexico–3.28%
Wal-Mart de Mexico S.A.B. de C.V., Series V	15,405,602	59,505,916

Netherlands–6.06%
ASML Holding N.V.	59,054	27,839,107

Heineken N.V.	367,145	30,694,147

Shell PLC	584,099	16,190,114

Wolters Kluwer N.V.	332,076	35,295,115

		110,018,483

Singapore–2.13%
United Overseas Bank Ltd.	1,971,866	38,655,416

South Korea–1.69%
Samsung Electronics Co. Ltd.	735,373	30,579,385

Spain–1.74%
Amadeus IT Group S.A.(a)	608,126	31,656,559

Sweden–7.22%
Husqvarna AB, Class B(c)	1,842,307	10,930,002

Investor AB, Class B(c)	2,962,040	48,334,219

Sandvik AB	3,208,868	50,162,176

Svenska Handelsbanken AB, Class A	2,315,265	21,505,100

		130,931,497

Switzerland–1.49%
Kuehne + Nagel International AG, Class R	41,083	8,747,080

Logitech International S.A., Class R(c)	366,830	18,211,547

		26,958,627

Taiwan–1.30%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,955,887	23,537,341

United Kingdom–7.44%
Ashtead Group PLC	637,204	33,160,632

DCC PLC	533,215	29,573,361

Linde PLC	105,015	31,226,210

Reckitt Benckiser Group PLC	619,677	41,054,513

		135,014,716

United States–8.74%
Broadcom, Inc.	127,262	59,828,411

ICON PLC(a)(c)	224,283	44,372,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV International Equity Fund

	Shares	Value

United States–(continued)
Nestle S.A.	295,493	$32,161,866

Roche Holding AG	66,925	22,242,595

		158,605,021

Total Common Stocks & Other Equity Interests (Cost $1,503,184,443)		1,770,953,082

Money Market Funds–1.30%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	8,293,455	8,293,455

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	5,778,098	5,779,253

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	9,478,234	9,478,235

Total Money Market Funds (Cost $23,548,302)		23,550,943

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-98.92% (Cost $1,526,732,745)		1,794,504,025

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–4.46%
Invesco Private Government Fund, 3.18%(d)(e)(f)	22,662,648	$22,662,648

Invesco Private Prime Fund, 3.28%(d)(e)(f)	58,261,438	58,261,438

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $80,921,084)		80,924,086

TOTAL INVESTMENTS IN SECURITIES–103.38% (Cost $1,607,653,829)		1,875,428,111

OTHER ASSETS LESS LIABILITIES–(3.38)%		(61,327,850)

NET ASSETS–100.00%		$1,814,100,261

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented 1.19% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$19,221,547	$271,914,810	$(282,842,902)	$-	$-	$8,293,455	$139,238
Invesco Liquid Assets Portfolio, Institutional Class	13,158,402	194,224,865	(201,601,031)	(594)	(2,389)	5,779,253	98,781
Invesco Treasury Portfolio, Institutional Class	21,967,482	310,759,784	(323,249,031)	-	-	9,478,235	150,234
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	26,320,731	268,128,180	(271,786,263)	-	-	22,662,648	153,624*
Invesco Private Prime Fund	61,415,040	538,187,471	(541,341,563)	3,002	(2,512)	58,261,438	425,350*
Total	$142,083,202	$1,583,215,110	$(1,620,820,790)	$2,408	$(4,901)	$104,475,029	$967,227

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV International Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,503,184,443)*	$1,770,953,082

Investments in affiliated money market funds, at value (Cost $104,469,386)	104,475,029

Foreign currencies, at value (Cost $1,433,906)	1,425,948

Receivable for:
Investments sold	14,764,184

Fund shares sold	961,021

Dividends	7,478,324

Investment for trustee deferred compensation and retirement plans	571,225

Other assets	79,451

Total assets	1,900,708,264

Liabilities:
Payable for:
Investments purchased	446,637

Fund shares reacquired	2,505,961

Amount due custodian	3,540

Collateral upon return of securities loaned	80,921,084

Accrued fees to affiliates	1,042,663

Accrued trustees’ and officers’ fees and benefits	2,852

Accrued other operating expenses	392,621

IRS closing agreement fees for foreign withholding tax claims	653,000

Trustee deferred compensation and retirement plans	639,645

Total liabilities	86,608,003

Net assets applicable to shares outstanding	$1,814,100,261

Net assets consist of:
Shares of beneficial interest	$1,388,088,127

Distributable earnings	426,012,134

$1,814,100,261

Net Assets:
Class A	$866,494,521

Class C	$14,712,123

Class R	$29,868,073

Class Y	$350,174,191

Class R5	$102,736,688

Class R6	$450,114,665

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	42,997,150

Class C	844,564

Class R	1,512,596

Class Y	17,302,351

Class R5	4,953,675

Class R6	21,766,358

Class A:
Net asset value per share	$20.15

Maximum offering price per share (Net asset value of $20.15 ÷ 94.50%)	$21.32

Class C:
Net asset value and offering price per share	$17.42

Class R:
Net asset value and offering price per share	$19.75

Class Y:
Net asset value and offering price per share	$20.24

Class R5:
Net asset value and offering price per share	$20.74

Class R6:
Net asset value and offering price per share	$20.68

* At October 31, 2022, securities with an aggregate value of $76,183,138 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV International Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$762,095

Dividends (net of foreign withholding taxes of $4,488,040)	44,566,379

Dividends from affiliated money market funds (includes net securities lending income of $168,180)	556,433

Foreign withholding tax claims	6,756,093

Less: IRS closing agreement fees for foreign withholding tax claims	(653,000)

Total investment income	51,988,000

Expenses:
Advisory fees	21,274,223

Administrative services fees	341,555

Custodian fees	385,313

Distribution fees:

Class A	2,707,347

Class C	208,063

Class R	184,588

Transfer agent fees – A, C, R and Y	3,034,414

Transfer agent fees – R5	151,206

Transfer agent fees – R6	209,155

Trustees’ and officers’ fees and benefits	40,122

Registration and filing fees	141,416

Reports to shareholders	34,170

Professional services fees	126,572

Other	30,217

Total expenses	28,868,361

Less: Fees waived and/or expense offset arrangement(s)	(43,044)

Net expenses	28,825,317

Net investment income	23,162,683

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	275,578,258

Affiliated investment securities	(4,901)

Foreign currencies	(2,241,404)

273,331,953

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(964,779,640)

Affiliated investment securities	2,408

Foreign currencies	(568,792)

(965,346,024)

Net realized and unrealized gain (loss)	(692,014,071)

Net increase (decrease) in net assets resulting from operations	$(668,851,388)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV International Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$23,162,683	$12,139,574

Net realized gain	273,331,953	685,724,085

Change in net unrealized appreciation (depreciation)	(965,346,024)	58,372,427

Net increase (decrease) in net assets resulting from operations	(668,851,388)	756,236,086

Distributions to shareholders from distributable earnings:
Class A	(269,566,679)	(162,361,243)

Class C	(5,944,677)	(4,686,976)

Class R	(9,009,500)	(6,009,271)

Class Y	(147,915,684)	(95,393,068)

Class R5	(36,378,164)	(60,741,990)

Class R6	(160,121,795)	(119,582,621)

Total distributions from distributable earnings	(628,936,499)	(448,775,169)

Share transactions–net:
Class A	103,125,726	(33,236,883)

Class C	(1,143,848)	(10,699,534)

Class R	5,380,358	(7,607,797)

Class Y	(103,788,271)	(78,388,009)

Class R5	(217,864,583)	(136,521,130)

Class R6	(10,760,493)	(203,323,755)

Net increase (decrease) in net assets resulting from share transactions	(225,051,111)	(469,777,108)

Net increase (decrease) in net assets	(1,522,838,998)	(162,316,191)

Net assets:
Beginning of year	3,336,939,259	3,499,255,450

End of year	$1,814,100,261	$3,336,939,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco EQV International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$33.82	$0.19	$(6.92)	$(6.73)	$(0.55)	$(6.39)	$(6.94)	$20.15	(24.90)%	$866,495	1.35%	1.35%	0.80%	39%
Year ended 10/31/21	31.34	0.05	6.54	6.59	(0.30)	(3.81)	(4.11)	33.82	21.99	1,338,896	1.32	1.32	0.14	25
Year ended 10/31/20	34.10	0.11	0.62	0.73	(0.65)	(2.84)	(3.49)	31.34	1.97	1,262,456	1.35	1.35	0.36	35
Year ended 10/31/19	31.92	0.38	4.55	4.93	(0.29)	(2.46)	(2.75)	34.10	17.23	1,534,830	1.33	1.33	1.20	22
Year ended 10/31/18	36.61	0.42	(4.18)	(3.76)	(0.60)	(0.33)	(0.93)	31.92	(10.55)	1,665,413	1.30	1.31	1.20	26
Class C
Year ended 10/31/22	30.08	0.01	(6.01)	(6.00)	(0.27)	(6.39)	(6.66)	17.42	(25.45)	14,712	2.10	2.10	0.05	39
Year ended 10/31/21	28.22	(0.19)	5.88	5.69	(0.02)	(3.81)	(3.83)	30.08	21.09	27,874	2.07	2.07	(0.61)	25
Year ended 10/31/20	31.01	(0.11)	0.56	0.45	(0.40)	(2.84)	(3.24)	28.22	1.20	36,108	2.10	2.10	(0.39)	35
Year ended 10/31/19	29.20	0.13	4.16	4.29	(0.02)	(2.46)	(2.48)	31.01	16.37	55,768	2.08	2.08	0.45	22
Year ended 10/31/18	33.55	0.14	(3.83)	(3.69)	(0.33)	(0.33)	(0.66)	29.20	(11.22)	105,735	2.05	2.06	0.45	26
Class R
Year ended 10/31/22	33.25	0.13	(6.79)	(6.66)	(0.45)	(6.39)	(6.84)	19.75	(25.06)	29,868	1.60	1.60	0.55	39
Year ended 10/31/21	30.87	(0.04)	6.44	6.40	(0.21)	(3.81)	(4.02)	33.25	21.66	44,016	1.57	1.57	(0.11)	25
Year ended 10/31/20	33.64	0.03	0.61	0.64	(0.57)	(2.84)	(3.41)	30.87	1.71	47,493	1.60	1.60	0.11	35
Year ended 10/31/19	31.49	0.30	4.51	4.81	(0.20)	(2.46)	(2.66)	33.64	16.99	62,045	1.58	1.58	0.95	22
Year ended 10/31/18	36.13	0.33	(4.13)	(3.80)	(0.51)	(0.33)	(0.84)	31.49	(10.78)	66,981	1.55	1.56	0.95	26
Class Y
Year ended 10/31/22	33.96	0.26	(6.95)	(6.69)	(0.64)	(6.39)	(7.03)	20.24	(24.71)	350,174	1.10	1.10	1.05	39
Year ended 10/31/21	31.46	0.13	6.56	6.69	(0.38)	(3.81)	(4.19)	33.96	22.30	738,512	1.07	1.07	0.39	25
Year ended 10/31/20	34.21	0.19	0.62	0.81	(0.72)	(2.84)	(3.56)	31.46	2.22	751,518	1.10	1.10	0.61	35
Year ended 10/31/19	32.05	0.46	4.55	5.01	(0.39)	(2.46)	(2.85)	34.21	17.51	1,091,697	1.08	1.08	1.45	22
Year ended 10/31/18	36.75	0.51	(4.19)	(3.68)	(0.69)	(0.33)	(1.02)	32.05	(10.31)	1,635,426	1.05	1.06	1.45	26
Class R5
Year ended 10/31/22	34.62	0.29	(7.11)	(6.82)	(0.67)	(6.39)	(7.06)	20.74	(24.63)	102,737	1.02	1.02	1.13	39
Year ended 10/31/21	32.02	0.16	6.67	6.83	(0.42)	(3.81)	(4.23)	34.62	22.35	392,893	0.99	0.99	0.47	25
Year ended 10/31/20	34.76	0.22	0.63	0.85	(0.75)	(2.84)	(3.59)	32.02	2.32	486,808	1.00	1.00	0.71	35
Year ended 10/31/19	32.48	0.50	4.63	5.13	(0.39)	(2.46)	(2.85)	34.76	17.66	735,592	0.98	0.98	1.55	22
Year ended 10/31/18	37.24	0.55	(4.25)	(3.70)	(0.73)	(0.33)	(1.06)	32.48	(10.25)	1,124,979	0.97	0.98	1.53	26
Class R6
Year ended 10/31/22	34.56	0.30	(7.09)	(6.79)	(0.70)	(6.39)	(7.09)	20.68	(24.59)	450,115	0.95	0.95	1.20	39
Year ended 10/31/21	31.97	0.19	6.66	6.85	(0.45)	(3.81)	(4.26)	34.56	22.48	794,749	0.91	0.91	0.55	25
Year ended 10/31/20	34.71	0.25	0.63	0.88	(0.78)	(2.84)	(3.62)	31.97	2.41	914,873	0.91	0.91	0.80	35
Year ended 10/31/19	32.49	0.53	4.61	5.14	(0.46)	(2.46)	(2.92)	34.71	17.74	1,522,977	0.90	0.90	1.63	22
Year ended 10/31/18	37.25	0.58	(4.25)	(3.67)	(0.76)	(0.33)	(1.09)	32.49	(10.15)	1,792,725	0.89	0.90	1.61	26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco EQV International Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco EQV International Equity Fund, formerly Invesco International Growth Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco EQV International Equity Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the

15	Invesco EQV International Equity Fund

borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

16	Invesco EQV International Equity Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $38,510.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $113,437 in front-end sales commissions from the sale of Class A shares and $62,264 and $1,313 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $2,961 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco EQV International Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$37,136,058	$–	$37,136,058

Brazil	67,287,781	–	–	67,287,781

Canada	123,105,468	–	–	123,105,468

China	40,291,784	78,482,998	–	118,774,782

Denmark	–	63,096,310	–	63,096,310

France	–	175,491,419	–	175,491,419

Germany	–	24,772,305	–	24,772,305

Hong Kong	–	49,171,207	–	49,171,207

India	48,490,764	–	–	48,490,764

Ireland	–	57,425,879	–	57,425,879

Italy	–	40,425,422	–	40,425,422

Japan	–	220,312,726	–	220,312,726

Mexico	59,505,916	–	–	59,505,916

Netherlands	35,295,115	74,723,368	–	110,018,483

Singapore	–	38,655,416	–	38,655,416

South Korea	–	30,579,385	–	30,579,385

Spain	–	31,656,559	–	31,656,559

Sweden	50,162,176	80,769,321	–	130,931,497

Switzerland	–	26,958,627	–	26,958,627

Taiwan	–	23,537,341	–	23,537,341

United Kingdom	31,226,210	103,788,506	–	135,014,716

United States	104,200,560	54,404,461	–	158,605,021

Money Market Funds	23,550,943	80,924,086	–	104,475,029

Total Investments	$583,116,717	$1,292,311,394	$–	$1,875,428,111

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,534.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$68,285,355	$39,477,229

Long-term capital gain	560,651,144	409,297,940

Total distributions	$628,936,499	$448,775,169

*	Includes short-term capital gain distributions, if any.

18	Invesco EQV International Equity Fund

Tax Components of Net Assets at Period-End:
2022

Undistributed ordinary income	$2,188,142

Undistributed long-term capital gain	209,778,896

Net unrealized appreciation – investments	215,068,159

Net unrealized appreciation (depreciation) – foreign currencies	(545,704)

Temporary book/tax differences	(477,359)

Shares of beneficial interest	1,388,088,127

Total net assets	$1,814,100,261

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $917,022,931 and $1,743,551,592, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$386,334,483

Aggregate unrealized (depreciation) of investments	(171,266,324)

Net unrealized appreciation of investments	$215,068,159

Cost of investments for tax purposes is $1,660,359,952.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2022, undistributed net investment income was increased by $16,826,250, undistributed net realized gain was decreased by $73,643,249 and shares of beneficial interest was increased by $56,816,999. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,807,680	$67,617,432	2,472,063	$83,272,497

Class C	111,238	2,438,626	99,116	2,984,995

Class R	237,323	5,662,217	210,021	6,966,650

Class Y	3,988,472	98,443,477	3,395,750	114,436,058

Class R5	666,022	17,263,820	1,542,256	53,192,219

Class R6	4,567,576	113,671,778	4,059,082	139,074,649

Issued as reinvestment of dividends:
Class A	9,377,469	249,815,764	4,683,312	147,430,584

Class C	240,218	5,565,840	153,799	4,334,053

Class R	344,332	9,007,726	193,675	6,007,801

Class Y	3,840,165	102,494,007	2,274,005	71,722,134

Class R5	1,253,150	34,248,586	1,851,390	59,485,152

Class R6	4,995,991	136,090,803	3,350,388	107,379,925

Automatic conversion of Class C shares to Class A shares:
Class A	168,338	4,033,916	285,485	9,393,276

Class C	(193,643)	(4,033,916)	(319,462)	(9,393,276)

19	Invesco EQV International Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(8,944,538)	$(218,341,386)	(8,131,861)	$(273,333,240)

Class C	(240,013)	(5,114,398)	(286,179)	(8,625,306)

Class R	(392,744)	(9,289,585)	(618,671)	(20,582,248)

Class Y	(12,274,214)	(304,725,755)	(7,809,657)	(264,546,201)

Class R5	(8,312,888)	(269,376,989)	(7,251,373)	(249,198,501)

Class R6	(10,792,532)	(260,523,074)	(13,030,191)	(449,778,329)

Net increase (decrease) in share activity	(8,552,598)	$(225,051,111)	(12,877,052)	$(469,777,108)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco EQV International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV International Equity Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV International Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco EQV International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$895.90	$6.69	$1,018.15	$7.12	1.40%
Class C	1,000.00	892.90	10.26	1,014.37	10.92	2.15
Class R	1,000.00	894.90	7.88	1,016.89	8.39	1.65
Class Y	1,000.00	897.20	5.50	1,019.41	5.85	1.15
Class R5	1,000.00	897.80	5.12	1,019.81	5.45	1.07
Class R6	1,000.00	898.00	4.78	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco EQV International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV International Equity Fund’s (formerly, Invesco International Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the

23	Invesco EQV International Equity Fund

Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s underperformance can primarily be attributed to stock selection driven by the Fund’s earnings, quality and valuation investment style. Specifically, the Board noted that stock selection in and underweight exposure to certain sectors, as well as stock selection in certain geographic regions, detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule

(including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’

ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the

24	Invesco EQV International Equity Fund

Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco EQV International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$617,468,144
Qualified Dividend Income*	61.49%
Corporate Dividends Received Deduction*	12.22%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$13,679,836

26	Invesco EQV International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco EQV International Equity Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	IGR-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco International Select Equity Fund

Nasdaq:

A: IZIAX ∎ C: IZICX ∎ R: IZIRX ∎ Y: IZIYX ∎ R5: IZIFX ∎ R6: IZISX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco International Select Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-38.28%
Class C Shares	-38.72
Class R Shares	-38.38
Class Y Shares	-38.03
Class R5 Shares	-38.10
Class R6 Shares	-38.10
MSCI All Country World ex USA Index▼ (Broad Market Index)	-24.73
MSCI All Country World ex U.S. Growth Index▼ (Style-Specific Index)	-30.99
Lipper International Multi-Cap Growth Funds Index∎ (Peer Group Index)	-30.41

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We seek to maintain a long-term perspective, with stock selection in the portfolio being bottom-up and fundamentally driven. We invest in high-conviction businesses with preferred quality characteristics, including a focus on a company’s growth potential and sustainable competitive advantages. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    During the fiscal year, the Fund’s cash weight provided a cushion to declining equity markets. There were no sectors or regions that positively contributed to relative performance versus the MSCI All Country World ex USA Index over the fiscal year. Conversely, stock selection in the health care and industrials sectors were the largest detractors from the Fund’s relative performance. Regionally, stock selection within Europe ex-UK was the primary detractor from the Fund’s relative performance.

    The top contributors to the Fund’s absolute performance over the fiscal year included Edenred, a leading French services and payments platform, specializing in prepaid corporate services and Ritchie Bros. Auctioneers, a Canadian business that is a world leader in equipment disposition and management technologies.

    Top detractors from the Fund’s absolute performance over the fiscal year included

Eckert & Ziegler Strahlen, a German provider of isotope technology for medical, scientific and industrial uses and Howden Joinery, a leading UK supplier of kitchens and joinery products to the building trade.

    During the fiscal year, the Fund’s new investments included Inner Mongolia Yili Industrial, Shenzhou International, Davide Campari-Milano, United Overseas Bank, Pinduoduo, Seven & I Holdings, Diageo, Evotec SE, Yum China Holdings, M3, Freee KK, InterContinental Hotels, Experian, Fast Retailing, Keyence and Kering SA. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold China National Building Material, Focus Media Information Technology, Taiwan Semiconductor Manufacturing, Auto Trader, Tencent, Alibaba Holding Group, Anheuser-Busch, AutoHome and Fortnox.

    At period-end, the Fund’s largest overweight positions versus the index were in the consumer discretionary and information technology sectors and from a regional perspective, in Japan and Europe ex-U.K. Conversely, the largest underweight positions were in financials and materials and in emerging markets, despite continuing to be overweight in China and Canada.

    As always, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process and are not based on the characteristics of the Fund’s primary index.

    We thank you for your investment in Invesco International Select Equity Fund.

Portfolio manager(s):

George Evans

Robert Dunphy

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco International Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/21/15

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco International Select Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (12/21/15)	-0.18%
5 Years	-6.19
1 Year	-41.66
Class C Shares
Inception (12/21/15)	-0.09%
5 Years	-5.81
1 Year	-39.32
Class R Shares
Inception (12/21/15)	0.40%
5 Years	-5.33
1 Year	-38.38
Class Y Shares
Inception (12/21/15)	0.91%
5 Years	-4.85
1 Year	-38.03
Class R5 Shares
Inception (12/21/15)	0.89%
5 Years	-4.88
1 Year	-38.10
Class R6 Shares
Inception (12/21/15)	0.89%
5 Years	-4.86
1 Year	-38.10

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco International Select Equity Fund

Supplemental Information

Invesco International Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI All Country World ex U.S. Growth Index is an unmanaged index considered representative of growth stocks across developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper International Multi-Cap Growth Funds Index is an unmanaged index considered representative of international multi-cap growth funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco International Select Equity Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Consumer Discretionary		26.52%

Industrials		18.57

Information Technology		18.05

Consumer Staples		12.63

Health Care		10.79

Financials		5.29

Communication Services		3.40

Real Estate		2.18

Money Market Funds Plus Other Assets Less Liabilities		2.57
Top 10 Equity Holdings*
		% of total net assets

1.	Edenred	5.75%

2.	Eurofins Scientific SE	4.84

3.	Pan Pacific International Holdings Corp.	4.05

4.	Pinduoduo, Inc., ADR	3.75

5.	Kweichow Moutai Co. Ltd., A Shares	3.71

6.	Adyen N.V.	3.49

7.	Scout24 SE	3.40

8.	Howden Joinery Group PLC	3.36

9.	Gree Electric Appliances, Inc. of Zhuhai, A Shares	3.33

10.	Amadeus IT Group S.A.	3.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco International Select Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value
Common Stocks & Other Equity Interests–97.43%
Australia–2.70%

Corporate Travel Management Ltd.	341,000	$ 3,783,048

Canada–4.15%

Dye & Durham Ltd.	135,859	1,502,841

Ritchie Bros. Auctioneers, Inc.	66,000	4,311,780

		5,814,621

China–19.61%

Gree Electric Appliances, Inc. of Zhuhai, A Shares	1,188,274	4,668,783

Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	1,021,799	3,532,491

KE Holdings, Inc., ADR(a)(b)	300,000	3,054,000

Kweichow Moutai Co. Ltd., A Shares	28,071	5,196,653

Pinduoduo, Inc., ADR(a)	96,000	5,263,680

Shenzhou International Group Holdings Ltd.	334,000	2,305,258

Virscend Education Co. Ltd.(c)	26,668,000	462,498

Yum China Holdings, Inc.	73,000	3,018,550

		27,501,913

Denmark–2.76%

DSV A/S	28,600	3,865,860

Finland–2.32%

Enento Group OYJ(b)(c)	157,000	3,257,370

France–9.43%

Bureau Veritas S.A.	120,000	2,970,496

Edenred	157,000	8,056,149

Kering S.A.	4,800	2,197,132

		13,223,777

Germany–6.71%

Eckert & Ziegler Strahlen-und Medizintechnik AG	83,600	3,308,802

Evotec SE(a)	70,000	1,336,922

Scout24 SE(c)	93,000	4,768,266

		9,413,990

Hong Kong–3.12%

AIA Group Ltd.	580,000	4,379,985

Italy–1.59%

Davide Campari-Milano N.V.	248,000	2,230,414

Japan–19.70%

FANUC Corp.	25,000	3,285,736

Fast Retailing Co. Ltd.	5,500	3,067,239

Freee KK(a)(b)	52,500	1,020,692

Hoya Corp.	18,600	1,734,209

Keyence Corp.	5,000	1,884,386

M3, Inc.	66,000	1,971,279

Pan Pacific International Holdings Corp.	347,000	5,682,364

Investment Abbreviations:

ADR - American Depositary Receipt

	Shares	Value
Japan–(continued)

Seven & i Holdings Co. Ltd.	88,000	$ 3,285,079

SMC Corp.	3,800	1,529,650

Sony Group Corp.	61,500	4,164,328

		27,624,962

Luxembourg–4.83%

Eurofins Scientific SE	106,000	6,778,475

Netherlands–3.49%

Adyen N.V.(a)(c)	3,420	4,899,208

Singapore–2.17%

United Overseas Bank Ltd.	155,000	3,038,538

South Korea–2.53%

Samsung Electronics Co. Ltd., Preference Shares	95,000	3,547,560

Spain–3.15%

Amadeus IT Group S.A.(a)	85,000	4,424,753

United Kingdom–9.17%

Diageo PLC	84,000	3,462,990

Experian PLC	66,000	2,097,820

Howden Joinery Group PLC	800,000	4,710,484

InterContinental Hotels Group PLC	48,000	2,582,380

		12,853,674

Total Common Stocks & Other Equity Interests (Cost $157,166,461)		136,638,148

Money Market Funds–1.42%

Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	699,519	699,519

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	499,908	500,008

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	799,451	799,451

Total Money Market Funds (Cost $1,998,922)		1,998,978

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–98.85% (Cost $159,165,383)		138,637,126

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.05%

Invesco Private Government Fund, 3.18%(d)(e)(f)	803,707	803,707

Invesco Private Prime Fund, 3.28%(d)(e)(f)	2,066,141	2,066,141

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,869,836)		2,869,848

TOTAL INVESTMENTS IN SECURITIES–100.90% (Cost $162,035,219)		141,506,974

OTHER ASSETS LESS LIABILITIES–(0.90)%		(1,266,940)

NET ASSETS–100.00%		$140,240,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco International Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $13,387,342, which represented 9.55% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 7,083,647	$ 43,441,015	$ (49,825,143)	$ -	$ -	$ 699,519	$ 7,678
Invesco Liquid Assets Portfolio, Institutional Class	5,043,949	31,029,297	(35,573,047)	56	(247)	500,008	7,197
Invesco Treasury Portfolio, Institutional Class	8,095,597	49,646,875	(56,943,021)	-	-	799,451	10,566
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	16,104,408	(15,300,701)	-	-	803,707	10,431*
Invesco Private Prime Fund	-	39,181,279	(37,116,035)	12	885	2,066,141	28,138*
Total	$20,223,193	$179,402,874	$(194,757,947)	$ 68	$638	$4,868,826	$ 64,010

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco International Select Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $157,166,461)*	$136,638,148

Investments in affiliated money market funds, at value (Cost $4,868,758)	4,868,826

Foreign currencies, at value (Cost $2,932,151)	2,844,003

Receivable for:
Investments sold	695,483

Fund shares sold	90,478

Dividends	218,029

Investment for trustee deferred compensation and retirement plans	19,904

Other assets	21,125

Total assets	145,395,996

Liabilities:
Payable for:
Investments purchased	2,151,855

Fund shares reacquired	15,584

Collateral upon return of securities loaned	2,869,836

Accrued fees to affiliates	22,518

Accrued trustees’ and officers’ fees and benefits	1,184

Accrued other operating expenses	75,081

Trustee deferred compensation and retirement plans	19,904

Total liabilities	5,155,962

Net assets applicable to shares outstanding	$140,240,034

Net assets consist of:
Shares of beneficial interest	$228,188,322

Distributable earnings (loss)	(87,948,288)

$140,240,034

Net Assets:
Class A	$4,873,924

Class C	$459,765

Class R	$514,743

Class Y	$2,398,925

Class R5	$6,166

Class R6	$131,986,511

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	592,711

Class C	57,844

Class R	63,303

Class Y	290,576

Class R5	747

Class R6	15,992,552

Class A:
Net asset value per share	$8.22

Maximum offering price per share (Net asset value of $8.22 ÷ 94.50%)	$8.70

Class C:
Net asset value and offering price per share	$7.95

Class R:
Net asset value and offering price per share	$8.13

Class Y:
Net asset value and offering price per share	$8.26

Class R5:
Net asset value and offering price per share	$8.25

Class R6:
Net asset value and offering price per share	$8.25

*	At October 31, 2022, securities with an aggregate value of $2,739,293 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco International Select Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $399,817)	$4,008,831

Dividends from affiliated money market funds (includes net securities lending income of $4,320)	29,761

Total investment income	4,038,592

Expenses:
Advisory fees	2,134,704

Administrative services fees	32,040

Custodian fees	73,125

Distribution fees:
Class A	22,789

Class C	6,034

Class R	2,952

Transfer agent fees – A, C, R and Y	32,411

Transfer agent fees – R5	3

Transfer agent fees – R6	69,320

Trustees’ and officers’ fees and benefits	21,197

Registration and filing fees	79,450

Reports to shareholders	6,762

Professional services fees	49,680

Other	13,615

Total expenses	2,544,082

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(417,793)

Net expenses	2,126,289

Net investment income	1,912,303

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(64,321,588)

Affiliated investment securities	638

Foreign currencies	(337,333)

(64,658,283)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(48,087,094)

Affiliated investment securities	68

Foreign currencies	(99,917)

(48,186,943)

Net realized and unrealized gain (loss)	(112,845,226)

Net increase (decrease) in net assets resulting from operations	$(110,932,923)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco International Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$1,912,303	$1,389,950

Net realized gain (loss)	(64,658,283)	5,788,676

Change in net unrealized appreciation (depreciation)	(48,186,943)	(12,329,172)

Net increase (decrease) in net assets resulting from operations	(110,932,923)	(5,150,546)

Distributions to shareholders from distributable earnings:
Class A	(280,283)	–

Class C	(16,203)	–

Class R	(14,844)	–

Class Y	(239,531)	–

Class R5	(252)	–

Class R6	(7,624,228)	–

Total distributions from distributable earnings	(8,175,341)	–

Share transactions–net:
Class A	(3,484,133)	4,058,320

Class C	26,452	(57,772)

Class R	151,176	436,326

Class Y	(3,944,180)	6,224,505

Class R5	–	(4,000)

Class R6	(55,253,516)	103,777,526

Net increase (decrease) in net assets resulting from share transactions	(62,504,201)	114,434,905

Net increase (decrease) in net assets	(181,612,465)	109,284,359

Net assets:
Beginning of year	321,852,499	212,568,140

End of year	$140,240,034	$321,852,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco International Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$13.63	$0.07	(d)	$(5.18)	$(5.11)	$(0.01)	$(0.29)	$(0.30)	$8.22	(38.28)%	$4,874	1.17%	1.51%	0.60	%(d)	53%
Year ended 10/31/21	13.54	0.05		0.04 (e)	0.09	–	–	–	13.63	0.66	13,189	1.12	1.48	0.30		45
Year ended 10/31/20	11.49	(0.05)		2.33	2.28	(0.23)	–	(0.23)	13.54	20.15	10,027	1.12	1.60	(0.41)		59
Year ended 10/31/19	10.52	0.22	(d)	1.42	1.64	(0.07)	(0.60)	(0.67)	11.49	16.99	5,852	1.11	1.60	2.06	(d)	35
Year ended 10/31/18	13.01	0.09		(1.51)	(1.42)	(0.10)	(0.97)	(1.07)	10.52	(11.93)	4,333	1.11	1.62	0.72		46
Class C
Year ended 10/31/22	13.28	(0.02	)(d)	(5.02)	(5.04)	–	(0.29)	(0.29)	7.95	(38.72)	460	1.92	2.26	(0.15	)(d)	53
Year ended 10/31/21	13.28	(0.07)		0.07 (e)	0.00	–	–	–	13.28	0.00	745	1.87	2.23	(0.45)		45
Year ended 10/31/20	11.28	(0.13)		2.28	2.15	(0.15)	–	(0.15)	13.28	19.22	792	1.87	2.35	(1.16)		59
Year ended 10/31/19	10.35	0.14	(d)	1.39	1.53	–	(0.60)	(0.60)	11.28	16.03	811	1.86	2.35	1.31	(d)	35
Year ended 10/31/18	12.86	(0.00)		(1.48)	(1.48)	(0.06)	(0.97)	(1.03)	10.35	(12.55)	1,192	1.86	2.37	(0.03)		46
Class R
Year ended 10/31/22	13.50	0.04	(d)	(5.12)	(5.08)	–	(0.29)	(0.29)	8.13	(38.38)	515	1.42	1.76	0.35	(d)	53
Year ended 10/31/21	13.44	0.01		0.05 (e)	0.06	–	–	–	13.50	0.45	665	1.37	1.73	0.05		45
Year ended 10/31/20	11.41	(0.08)		2.32	2.24	(0.21)	–	(0.21)	13.44	19.85	290	1.37	1.85	(0.66)		59
Year ended 10/31/19	10.46	0.19	(d)	1.40	1.59	(0.04)	(0.60)	(0.64)	11.41	16.60	227	1.36	1.85	1.81	(d)	35
Year ended 10/31/18	12.95	0.06		(1.49)	(1.43)	(0.09)	(0.97)	(1.06)	10.46	(12.09)	89	1.36	1.87	0.47		46
Class Y
Year ended 10/31/22	13.69	0.10	(d)	(5.19)	(5.09)	(0.05)	(0.29)	(0.34)	8.26	(38.03)	2,399	0.92	1.26	0.85	(d)	53
Year ended 10/31/21	13.57	0.08		0.04 (e)	0.12	–	–	–	13.69	0.88	9,434	0.87	1.23	0.55		45
Year ended 10/31/20	11.51	(0.02)		2.34	2.32	(0.26)	–	(0.26)	13.57	20.46	3,926	0.87	1.35	(0.16)		59
Year ended 10/31/19	10.56	0.25	(d)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.24	3,299	0.86	1.35	2.31	(d)	35
Year ended 10/31/18	13.04	0.12		(1.51)	(1.39)	(0.12)	(0.97)	(1.09)	10.56	(11.68)	8,594	0.86	1.37	0.97		46
Class R5
Year ended 10/31/22	13.69	0.09	(d)	(5.19)	(5.10)	(0.05)	(0.29)	(0.34)	8.25	(38.10)	6	0.92	1.09	0.85	(d)	53
Year ended 10/31/21	13.57	0.08		0.04 (e)	0.12	–	–	–	13.69	0.88	10	0.87	1.05	0.55		45
Year ended 10/31/20	11.51	(0.02)		2.34	2.32	(0.26)	–	(0.26)	13.57	20.46	14	0.87	1.12	(0.16)		59
Year ended 10/31/19	10.56	0.25	(d)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.23	12	0.86	1.14	2.31	(d)	35
Year ended 10/31/18	13.04	0.12		(1.51)	(1.39)	(0.12)	(0.97)	(1.09)	10.56	(11.68)	11	0.86	1.19	0.97		46
Class R6
Year ended 10/31/22	13.69	0.09	(d)	(5.19)	(5.10)	(0.05)	(0.29)	(0.34)	8.25	(38.10)	131,987	0.92	1.09	0.85	(d)	53
Year ended 10/31/21	13.56	0.08		0.05 (e)	0.13	–	–	–	13.69	0.96	297,809	0.87	1.05	0.55		45
Year ended 10/31/20	11.51	(0.02)		2.33	2.31	(0.26)	–	(0.26)	13.56	20.37	197,521	0.87	1.12	(0.16)		59
Year ended 10/31/19	10.56	0.25	(d)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.24	111,252	0.86	1.14	2.31	(d)	35
Year ended 10/31/18	13.03	0.12		(1.50)	(1.38)	(0.12)	(0.97)	(1.09)	10.56	(11.61)	103,172	0.86	1.19	0.97		46

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2022. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.35%, $(0.05) and (0.40)%, $0.01 and 0.10%, $0.07 and 0.60%, $0.06 and 0.60%, and $0.06 and 0.60% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.06 and 0.57%, $(0.02) and (0.18)%, $0.03 and 0.32%, $0.09 and 0.82%, $0.09 and 0.82%, and $0.09 and 0.82% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco International Select Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco International Select Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco International Select Equity Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

14	Invesco International Select Equity Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2022, the Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.21%, 1.96%, 1.46%, 0.96%, 0.96% and 0.96%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2022, the Adviser contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 0.87% and 0.87%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

15	Invesco International Select Equity Fund

For the year ended October 31, 2022, the Adviser waived advisory fees of $315,894 and reimbursed class level expenses of $18,540, $1,229, $1,203, $11,439, $3 and $69,320 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $2,334 in front-end sales commissions from the sale of Class A shares and $53 and $4 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $2,028 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$3,783,048	$–	$ 3,783,048

Canada	5,814,621	–	–	5,814,621

China	11,336,230	16,165,683	–	27,501,913

Denmark	–	3,865,860	–	3,865,860

Finland	–	3,257,370	–	3,257,370

France	–	13,223,777	–	13,223,777

Germany	–	9,413,990	–	9,413,990

Hong Kong	–	4,379,985	–	4,379,985

Italy	–	2,230,414	–	2,230,414

Japan	–	27,624,962	–	27,624,962

Luxembourg	–	6,778,475	–	6,778,475

Netherlands	–	4,899,208	–	4,899,208

Singapore	–	3,038,538	–	3,038,538

South Korea	–	3,547,560	–	3,547,560

Spain	–	4,424,753	–	4,424,753

United Kingdom	–	12,853,674	–	12,853,674

Money Market Funds	1,998,978	2,869,848	–	4,868,826

Total Investments	$19,149,829	$122,357,145	$–	$141,506,974

16	Invesco International Select Equity Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $165.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$5,940,561	$–

Long-term capital gain	2,234,780	–

Total distributions	$8,175,341	$–

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$1,483,854

Net unrealized appreciation (depreciation) – investments	(25,539,260)

Net unrealized appreciation (depreciation) – foreign currencies	(100,997)

Temporary book/tax differences	(17,095)

Capital loss carryforward	(63,774,790)

Shares of beneficial interest	228,188,322

Total net assets	$140,240,034

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$40,045,671	$23,729,119	$63,774,790

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $118,141,840 and $175,888,243, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$13,847,375

Aggregate unrealized (depreciation) of investments	(39,386,635)

Net unrealized appreciation (depreciation) of investments	$(25,539,260)

Cost of investments for tax purposes is $167,046,234.

17	Invesco International Select Equity Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and distributions, on October 31, 2022, undistributed net investment income was decreased by $402,140 and undistributed net realized gain (loss) was increased by $402,140. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	247,383	$3,072,292	877,051	$13,717,786

Class C	12,236	126,233	33,464	510,598

Class R	35,831	382,821	41,924	643,804

Class Y	206,773	2,298,927	526,337	8,114,418

Class R6	3,524,004	41,546,237	8,227,171	120,033,132

Issued as reinvestment of dividends:
Class A	21,471	266,450	-	-

Class C	1,328	16,033	-	-

Class R	1,208	14,844	-	-

Class Y	17,759	220,741	-	-

Class R6	613,847	7,623,976	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	3,853	39,931	4,804	74,511

Class C	(3,970)	(39,931)	(4,909)	(74,511)

Reacquired:
Class A	(647,961)	(6,862,806)	(654,662)	(9,733,977)

Class C	(7,850)	(75,883)	(32,069)	(493,859)

Class R	(22,987)	(246,489)	(14,214)	(207,478)

Class Y	(622,880)	(6,463,848)	(126,753)	(1,889,913)

Class R5	-	-	(254)	(4,000)

Class R6	(9,898,925)	(104,423,729)	(1,034,915)	(16,255,606)

Net increase (decrease) in share activity	(6,518,880)	$(62,504,201)	7,842,975	$114,434,905

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 32% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 55% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco International Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Select Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco International Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$811.50	$5.57	$1,019.06	$6.21	1.22%
Class C	1,000.00	808.70	8.98	1,015.27	10.01	1.97
Class R	1,000.00	810.60	6.71	1,017.80	7.48	1.47
Class Y	1,000.00	813.00	4.43	1,020.32	4.94	0.97
Class R5	1,000.00	812.00	4.38	1,020.37	4.89	0.96
Class R6	1,000.00	812.00	4.38	1,020.37	4.89	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco International Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

21	Invesco International Select Equity Fund

The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex USA® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods. (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board noted that stock selection in and overweight, underweight or lack of exposure to certain sectors and geographic regions detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7

22	Invesco International Select Equity Fund

(collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco International Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,234,780
Qualified Dividend Income*	61.44%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco International Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco International Select Equity Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	ICO-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco International Small-Mid Company Fund

Nasdaq:
A: OSMAX ◾ C: OSMCX ◾ R: OSMNX ◾ Y: OSMYX ◾ R5: INSLX ◾ R6: OSCIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco International Small-Mid Company Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA SMID Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-36.72%
Class C Shares	-37.20
Class R Shares	-36.87
Class Y Shares	-36.57
Class R5 Shares	-36.51
Class R6 Shares	-36.48
MSCI All Country World ex USA SMID Cap Index▼	-27.32
MSCI All Country World ex USA Small Cap Index▼	-27.75

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underper-formed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year re-

turns for developed market equities and emerging market equities were both in negative territory.

The Fund’s Class A shares returned -36.72% during the fiscal year ended October 31, 2022. Its benchmark, the MSCI All Country World ex USA SMID Cap Index, returned -27.32%.

The Fund reflects a consistent philosophy. We are disciplined, long-term investors, focused on international small- and mid-cap companies that we believe can compound returns for shareholders over time. We scour healthy and growing industries to find businesses that we believe are built to last. We seek companies that are often leaders in their niche, are positioned to thrive in a wide range of economic environments and we expect can deliver consistently high returns on capital.

The Fund mostly performed as we would expect a quality-growth compounder strategy to do in a cyclical and commodity driven market environment. Through most of the fiscal year, uncertainty permeated the markets due to fears of inflation, higher interest rates, supply chain problems and Russia’s invasion of Ukraine, among other issues. During the first half of the fiscal year, equity markets made a sharp turn towards value and cyclical industries, as they are better-suited short-term investments. This led to our long-term oriented strategy trailing its benchmark during that time. The Fund performed in line with the benchmark during the second half of the fiscal year as quality-growth markets outperformed for portions of the fiscal year.

The Fund underperformed the most in the industrials, healthcare and financials sectors due to stock selection. Our overweight allocation to healthcare and underweight allocation to financials also hurt relative Fund performance. The Fund outperformed in the real estate and consumer discretionary sectors due to its underweight allocation to the sectors.

Top contributors to the Fund’s absolute performance during this fiscal year were

Gaztransport & Technigaz, Brewin Dolphin Holdings and Triveni Turbine.

Gaztransport & Technigaz is a French engineering company that provides liquified natural gas (LNG) containment systems to shippers and storers of LNG. Structural demand is strong as the world tries to move from coal to cleaner energy sources, of which LNG is one. The Russian invasion of Ukraine has accelerated demand for LNG infrastructure around the world. We exited our position in the company during the fiscal year.

Brewin Dolphin Holdings is a UK asset management firm. At the end of the first quarter of 2022, the Royal Bank of Canada bid for the company at a significant premium and management accepted. We exited our position during the first half of the fiscal year.

Triveni Turbine is an Indian manufacturer and after-sales servicer of steam turbines to a variety of industries. The share price responded favorably to the company’s earnings announcements during the third quarter of 2022.

Top detractors from the Fund’s absolute performance during this fiscal year were

Partners Group Holding, Sdiptech and MIPS.

Partners Group Holding is a Swiss company that was added to the portfolio in the fourth quarter of 2019. Partners Group Holding is an asset manager that invests in private equity, with a seven-year “lock-up” on the money invested with it. We have long been attracted to Partners Group Holding’s strong business model and track record. The shares experienced profit taking during the fiscal year after performing well last fiscal year.

Sdiptech is a Swedish company focused on providing equipment and control systems for public infrastructure in the niche areas of water treatment, transportation and building climate control and security. The stock has experienced profit taking this fiscal year after performing well last fiscal year. We continue to view the company’s prospects favorably.

MIPS is a Swedish company that is one of the worlds leading suppliers of the interior safety systems for sports helmets. Over the years, MIPS has managed to establish a recognizable brand among end users, much as Intel did many years ago with “Intel inside.” MIPS share price declined from previous highs due to profit taking and market volatility. We continue to view the company’s prospects favorably.

Thank you for your continued investment in Invesco International Small-Mid Company Fund.

2 Invesco International Small-Mid Company Fund

Portfolio manager(s):

David Nadel

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco International Small-Mid Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/12

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco International Small-Mid Company Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/17/97)	10.48%
10 Years	8.73
5 Years	0.23
1 Year	-40.20

Class C Shares
Inception (11/17/97)	10.45%
10 Years	8.69
5 Years	0.61
1 Year	-37.76

Class R Shares
Inception (3/1/01)	10.89%
10 Years	9.06
5 Years	1.11
1 Year	-36.87

Class Y Shares
Inception (9/7/05)	9.33%
10 Years	9.62
5 Years	1.62
1 Year	-36.57

Class R5 Shares
10 Years	9.48%
5 Years	1.61
1 Year	-36.51

Class R6 Shares
Inception (12/29/11)	10.71%
10 Years	9.79
5 Years	1.76
1 Year	-36.48

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Small-Mid Company Fund. Note: The Fund was subsequently renamed the Invesco International Small-Mid Company Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco International Small-Mid Company Fund

Supplemental Information

Invesco International Small-Mid Company Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex USA SMID Cap Index is designed to measure the equity market performance of small-and mid-cap developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World ex USA Small Cap Index represents the performance of small-cap stocks in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco International Small-Mid Company Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Industrials	36.73%
Information Technology	25.94
Health Care	16.96
Materials	5.47
Financials	4.83
Communication Services	4.21
Consumer Staples	2.86
Consumer Discretionary	2.39
Money Market Funds Plus Other Assets Less Liabilities	0.61

Top 10 Equity Holdings*

% of total net assets
1. Partners Group Holding AG	2.42%
2. Obic Co. Ltd.	2.22
3. Nice Ltd., ADR	1.83
4. Azbil Corp.	1.80
5. Croda International PLC	1.71
6. Carl Zeiss Meditec AG, BR	1.71
7. Disco Corp.	1.50
8. Spirax-Sarco Engineering PLC	1.50
9. Bruker Corp.	1.43
10. Ariake Japan Co. Ltd.	1.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7                         Invesco International Small-Mid Company Fund

Schedule of Investments

October 31, 2022

	Shares	Value
Common Stocks & Other Equity Interests–99.39%
Australia–4.34%
ALS Ltd.	5,339,911	$38,950,543
carsales.com Ltd.	4,114,926	53,263,041
Cochlear Ltd.	351,530	44,981,286
IPH Ltd.	10,383,417	65,815,085
		203,009,955

Austria–0.42%
Fabasoft AG	1,112,457	19,789,074

Brazil–2.26%
Boa Vista Servicos S.A.	23,343,854	28,470,870
Odontoprev S.A.	16,151,240	25,889,511
TOTVS S.A.	6,179,237	39,667,699
WEG S.A.	1,488,300	11,605,600
		105,633,680

Canada–1.18%
Descartes Systems Group, Inc. (The)(a)	804,257	55,492,464

Denmark–2.64%
Chemometec A/S	532,771	50,157,097
Chr. Hansen Holding A/S	521,169	28,905,800
SimCorp A/S	746,030	44,504,240
		123,567,137

France–3.56%
Alten S.A.	333,940	38,987,888
Interparfums S.A.	574,184	27,672,325
Lectra	980,484	31,380,840
Neurones	921,048	31,934,950
Thermador Groupe	240,448	20,015,485
Vetoquinol S.A.	202,517	16,831,553
		166,823,041

Germany–8.03%
Amadeus Fire AG(b)	298,096	30,113,154
Atoss Software AG	191,151	23,319,282
Carl Zeiss Meditec AG, BR	661,437	80,113,765
CTS Eventim AG & Co. KGaA(a)	690,669	32,995,260
Fuchs Petrolub SE, Preference Shares	664,890	19,055,663
Knorr-Bremse AG	237,335	10,684,025
Nemetschek SE	727,133	34,746,306
New Work SE	248,246	31,108,966
Sartorius AG, Preference Shares	128,963	45,515,742
STRATEC SE	412,804	34,637,151
Symrise AG	328,974	33,600,463
		375,889,777

Iceland–1.74%
Marel HF(c)	6,108,614	21,916,757
Ossur HF(a)	13,469,863	59,499,512
		81,416,269

India–2.65%
AIA Engineering Ltd.	835,735	27,061,193
Britannia Industries Ltd.	885,813	40,292,566
Coforge Ltd.	504,094	23,173,562

	Shares	Value
India–(continued)
Triveni Turbine Ltd.	9,893,329	$33,427,583
		123,954,904

Indonesia–0.17%
PT Selamat Sempurna Tbk	81,283,400	7,816,855

Israel–1.83%
Nice Ltd., ADR(a)	451,072	85,654,062

Italy–4.17%
Antares Vision S.p.A.(a)(b)	1,945,014	16,508,773
DiaSorin S.p.A.	390,522	51,081,180
GVS S.p.A.(a)(c)	2,465,468	12,645,941
Interpump Group S.p.A.	902,937	35,018,962
Recordati Industria Chimica e Farmaceutica S.p.A.	780,646	29,353,178
Technoprobe S.p.A.(a)	3,675,425	25,282,674
Tinexta S.p.A.	1,251,859	25,239,334
		195,130,042

Japan–21.90%
Ariake Japan Co. Ltd.(b)	1,916,600	66,191,196
As One Corp.	1,246,726	53,134,740
Azbil Corp.	3,090,400	84,008,154
Benefit One, Inc.	2,980,600	41,335,765
Daifuku Co. Ltd.	1,138,200	52,158,294
Disco Corp.	294,000	70,353,941
Fukui Computer Holdings, Inc.(b)	1,357,900	31,715,825
Funai Soken Holdings, Inc.	308,200	5,497,568
Infomart Corp.	8,456,826	27,311,934
Japan Elevator Service Holdings Co. Ltd.	3,819,200	45,109,160
Kakaku.com, Inc.	1,370,200	23,140,931
Medikit Co. Ltd.	7,600	123,632
Meitec Corp.	3,177,258	53,577,954
MISUMI Group, Inc.	1,374,800	29,237,787
MonotaRO Co. Ltd.	1,936,920	29,516,756
NSD Co. Ltd.	2,063,400	35,283,473
OBIC Business Consultants Co. Ltd.	1,356,900	38,952,587
Obic Co. Ltd.	694,000	104,092,713
SCSK Corp.	2,729,200	40,208,331
Seria Co. Ltd.	1,751,600	28,636,169
SHO-BOND Holdings Co. Ltd.	1,030,200	44,529,129
Sysmex Corp.	409,600	22,095,941
TechnoPro Holdings, Inc.	1,903,200	45,176,880
TKC Corp.	1,337,518	34,088,945
USS Co. Ltd.	1,315,748	19,831,230
		1,025,309,035

Jersey–0.80%
JTC PLC(c)	4,659,679	37,352,586

Netherlands–1.09%
IMCD N.V.	395,553	51,255,734

New Zealand–0.38%
Fisher & Paykel Healthcare Corp. Ltd.	1,583,955	18,029,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco International Small-Mid Company Fund

	Shares	Value
Norway–0.42%
Medistim ASA	863,098	$19,923,349

South Korea–0.45%
NICE Information Service Co. Ltd.	2,318,417	21,106,756

Spain–0.35%
Applus Services S.A.	2,762,140	16,327,441

Sweden–12.80%
AddTech AB, Class B	2,684,037	32,433,558
Alfa Laval AB	1,980,488	48,693,789
Biotage AB	2,664,336	43,709,369
Bravida Holding AB(c)	3,610,682	33,821,012
Cellavision AB	943,238	17,676,964
Epiroc AB, Class A	1,763,835	26,969,384
Fortnox AB	9,654,743	41,102,525
Hexpol AB	4,642,085	45,781,830
Karnov Group AB(a)(b)	6,523,524	34,774,863
Lifco AB, Class B	2,689,161	38,815,561
Lime Technologies AB(b)	762,921	13,931,719
Loomis AB	1,816,352	50,741,097
MIPS AB(c)	814,189	26,318,527
Mycronic AB	2,122,317	33,369,039
Sdiptech AB, Class B(a)(b)	2,383,465	45,943,824
SmartCraft ASA(a)	8,513,068	13,091,449
Vitec Software Group AB, Class B	1,282,738	47,121,557
Vitrolife AB	320,630	5,179,350
		599,475,417

Switzerland–10.15%
Belimo Holding AG	117,141	47,833,573
Bossard Holding AG, Class A	116,963	23,177,427
dormakaba Holding AG	39,136	12,407,093
Forbo Holding AG	24,038	29,078,398
Interroll Holding AG, Class R	12,485	26,278,422
Kardex Holding AG	264,500	40,368,556
LEM Holding S.A.	25,605	42,646,442
Partners Group Holding AG	126,195	113,115,538
Tecan Group AG, Class R	172,642	63,486,503
VAT Group AG(c)	124,128	28,304,423
VZ Holding AG	702,144	48,431,099
		475,127,474

Taiwan–0.45%
Advantech Co. Ltd.	2,326,000	21,053,000

Investment Abbreviations:

ADR	- American Depositary Receipt
BR	- Bearer Shares

	Shares	Value
United Kingdom–14.66%
Alpha Financial Markets Consulting PLC(b)	6,044,324	$25,993,604
Auction Technology Group PLC(a)	3,422,020	29,315,050
Bunzl PLC	625,972	20,376,416
Croda International PLC	1,034,783	80,149,798
Diploma PLC	2,005,065	57,113,081
FDM Group Holdings PLC	3,624,457	26,227,676
Halma PLC	2,316,362	56,117,859
Hill & Smith Holdings PLC	1,469,413	16,624,449
Howden Joinery Group PLC	5,593,479	32,934,995
IMI PLC	2,370,322	33,380,529
Intertek Group PLC	277,909	11,638,212
Johnson Service Group PLC(b)	35,452,722	37,689,191
Rathbones Group PLC	1,257,012	27,002,614
Restore PLC(b)	10,934,102	45,141,202
Rightmove PLC	3,793,959	21,373,251
Rotork PLC	12,033,507	35,355,651
Spirax-Sarco Engineering PLC	570,453	70,247,432
Victrex PLC	1,671,287	31,665,753
Weir Group PLC (The)	1,598,699	27,875,359
		686,222,122

United States–2.95%
Allegion PLC	237,175	24,848,825
Bruker Corp.	1,081,138	66,857,574
ICON PLC(a)	234,183	46,330,764
		138,037,163
Total Common Stocks & Other Equity Interests (Cost $4,085,269,496)		4,653,396,621

Money Market Funds–0.39%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(b)(d)	6,447,173	6,447,173
Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(b)(d)	4,603,988	4,604,909
Invesco Treasury Portfolio, Institutional Class, 3.08%(b)(d)	7,368,198	7,368,198
Total Money Market Funds (Cost $18,419,883)		18,420,280
TOTAL INVESTMENTS IN SECURITIES–99.78% (Cost $4,103,689,379)		4,671,816,901
OTHER ASSETS LESS LIABILITIES–0.22%		10,314,567
NET ASSETS–100.00%		$4,682,131,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Small-Mid Company Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$26,783,461	$365,074,256	$(385,410,544)	$-	$-	$6,447,173	$148,147
Invesco Liquid Assets Portfolio, Institutional Class	16,470,796	260,767,326	(272,629,865)	397	(3,745)	4,604,909	83,610
Invesco Treasury Portfolio, Institutional Class	30,609,669	417,227,721	(440,469,192)	-	-	7,368,198	141,907
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,748,669	(8,748,669)	-	-	-	9,904	*
Invesco Private Prime Fund	-	22,508,347	(22,508,454)	-	107	-	25,967	*
Investments in Other Affiliates:
Alpha Financial Markets Consulting PLC	-	30,096,639	-	(4,103,035)	-	25,993,604	676,530
Amadeus Fire AG	72,508,225	2,165,768	(6,632,436)	(38,819,933)	891,530	30,113,154	772,185
Antares Vision S.p.A.	22,089,362	2,408,809	-	(7,989,398)	-	16,508,773	-
Ariake Japan Co. Ltd.	109,549,953	12,413,093	(4,335,454)	(48,979,570)	(2,456,826)	66,191,196	1,222,622
Bravura Solutions Ltd.	50,286,904	-	(32,337,087)	7,361,325	(25,311,142)	-	441,380
Fukui Computer Holdings, Inc.	38,155,165	12,271,527	(3,565,281)	(13,564,382)	(1,581,204)	31,715,825	641,617
IPH Ltd.**	82,084,407	3,980,215	(16,651,783)	(3,235,884)	(361,870)	65,815,085	2,423,357
Johnson Service Group PLC	46,281,211	21,022,901	(5,476,189)	(23,071,555)	(1,067,177)	37,689,191	328,410
Karnov Group AB	49,345,718	9,990,548	(17,259,549)	(7,161,111)	(140,743)	34,774,863	-
Lime Technologies AB	5,833,382	21,963,177	(6,847)	(13,849,742)	(8,251)	13,931,719	171,578
Meitec Corp.**	90,716,025	6,674,547	(30,904,825)	(10,736,377)	(2,171,416)	53,577,954	2,284,838
New Work SE**	74,916,904	4,347,066	(9,133,495)	(28,310,924)	(10,710,585)	31,108,966	1,895,117
Odontoprev S.A.**	76,227,051	5,268,564	(37,847,500)	10,293,746	(28,052,350)	25,889,511	1,817,480
Restore PLC	86,055,343	-	(13,883,222)	(27,746,331)	715,412	45,141,202	993,796
Sdiptech AB, Class B	130,016,552	4,212,722	(10,994,040)	(79,375,953)	2,084,543	45,943,824	-
Total	$1,007,930,128	$1,211,141,895	$(1,318,794,432)	$(289,288,727)	$(68,173,717)	$542,815,147	$14,078,445

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of October 31, 2022, this security was not considered as an affiliate of the Fund.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $160,359,246, which represented 3.42% of the Fund’s Net Assets.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Small-Mid Company Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $3,704,968,215)	$4,305,393,270
Investments in affiliates, at value (Cost $398,721,164)	366,423,631
Cash	943,714
Foreign currencies, at value (Cost $2,635,514)	2,660,383
Receivable for:
Investments sold	12,815,260
Fund shares sold	2,940,092
Dividends	22,624,376
Investment for trustee deferred compensation and retirement plans	212,713
Other assets	2,138,679
Total assets	4,716,152,118

Liabilities:

Payable for:
Investments purchased	2,222,227
Fund shares reacquired	25,781,138
Accrued foreign taxes	3,044,334
Accrued fees to affiliates	1,944,350
Accrued trustees’ and officers’ fees and benefits	59,415
Accrued other operating expenses	756,473
Trustee deferred compensation and retirement plans	212,713
Total liabilities	34,020,650
Net assets applicable to shares outstanding	$4,682,131,468

Net assets consist of:

Shares of beneficial interest	$4,170,326,083
Distributable earnings	511,805,385
$4,682,131,468

Net Assets:

Class A	$787,041,668

Class C	$41,813,085

Class R	$63,205,322

Class Y	$1,943,232,672

Class R5	$379,371

Class R6	$1,846,459,350

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,679,771

Class C	1,340,461

Class R	1,876,764

Class Y	53,895,704

Class R5	10,353

Class R6	50,869,821
Class A:
Net asset value per share	$36.30
Maximum offering price per share (Net asset value of $36.30 ÷ 94.50%)	$38.41
Class C:
Net asset value and offering price per share	$31.19
Class R:
Net asset value and offering price per share	$33.68
Class Y:
Net asset value and offering price per share	$36.06
Class R5:
Net asset value and offering price per share	$36.64
Class R6:
Net asset value and offering price per share	$36.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Small-Mid Company Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$249
Dividends (net of foreign withholding taxes of $8,661,959)	78,619,197
Dividends from affiliates (includes net securities lending income of $4,138)	14,046,712
Foreign withholding tax claims	21,750
Total investment income	92,687,908

Expenses:
Advisory fees	59,137,152
Administrative services fees	920,546
Custodian fees	861,454
Distribution fees - Class A	2,565,814
Distribution fees - Class C	729,370
Distribution fees - Class R	405,125
Transfer agent fees – A, C, R and Y	6,155,436
Transfer agent fees – R5	235
Transfer agent fees – R6	784,830
Trustees’ and officers’ fees and benefits	79,708
Registration and filing fees	198,418
Professional services fees	91,342
Other	(166,843)
Total expenses	71,762,587
Less: Fees waived and/or expense offset arrangement(s)	(40,941)
Net expenses	71,721,646
Net investment income	20,966,262

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $5,180,309)	120,822,718
Affiliated investment securities	(68,173,717)
Foreign currencies	(3,132,067)
Forward foreign currency contracts	536
49,517,470
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $6,982,249)	(2,859,513,376)
Affiliated investment securities	(289,288,727)
Foreign currencies	(1,994,760)
(3,150,796,863)
Net realized and unrealized gain (loss)	(3,101,279,393)
Net increase (decrease) in net assets resulting from operations	$(3,080,313,131)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Small-Mid Company Fund

Statement of Changes in Net Assets

For	the years ended October 31, 2022 and 2021

	2022	2021
Operations:
Net investment income	$20,966,262	$22,078,358
Net realized gain	49,517,470	915,933,338
Change in net unrealized appreciation (depreciation)	(3,150,796,863)	1,415,006,946
Net increase (decrease) in net assets resulting from operations	(3,080,313,131)	2,353,018,642

Distributions to shareholders from distributable earnings:
Class A	(128,634,056)	(102,620,781)
Class C	(11,532,447)	(12,866,389)
Class R	(10,131,133)	(8,163,910)
Class Y	(374,453,286)	(284,649,017)
Class R5	(34,765)	(30,241)
Class R6	(296,558,579)	(220,448,627)
Total distributions from distributable earnings	(821,344,266)	(628,778,965)

Share transactions–net:
Class A	(21,103,345)	(36,705,496)
Class C	(28,026,470)	(42,639,705)
Class R	5,279,589	(2,099,240)
Class Y	(335,933,581)	27,689,473
Class R5	85,430	232,272
Class R6	33,384,828	63,256,803
Net increase (decrease) in net assets resulting from share transactions	(346,313,549)	9,734,107
Net increase (decrease) in net assets	(4,247,970,946)	1,733,973,784

Net assets:
Beginning of year	8,930,102,414	7,196,128,630
End of year	$4,682,131,468	$8,930,102,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Small-Mid Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$63.38	$0.04		$(21.41)	$(21.37)	$(0.02)	$(5.69)	$(5.71)	$36.30	(36.72	)%(e)	$787,042	1.33	%(e)	1.33	%(e)	0.10	%(e)	20%
Year ended 10/31/21	51.69	0.02		16.17	16.19	–	(4.50)	(4.50)	63.38	33.13	(e)	1,439,340	1.31	(e)	1.31	(e)	0.04	(e)	24
Year ended 10/31/20	48.20	(0.10)		5.95	5.85	(0.18)	(2.18)	(2.36)	51.69	12.53	(e)	1,199,225	1.34	(e)	1.34	(e)	(0.22	)(e)	73
Two months ended 10/31/19	46.25	(0.03)		1.98	1.95	–	–	–	48.20	4.22		1,417,657	1.31	(f)	1.31	(f)	(0.37	)(f)	0	(g)
Year ended 08/31/19	54.54	(0.03)		(3.81)	(3.84)	(0.22)	(4.23)	(4.45)	46.25	(6.21)		1,394,542	1.36		1.36		(0.06)		28
Year ended 08/31/18	47.11	(0.05)		8.94	8.89	(0.37)	(1.09)	(1.46)	54.54	19.27		1,777,990	1.38		1.38		(0.10)		27
Class C
Year ended 10/31/22	55.66	(0.27)		(18.51)	(18.78)	–	(5.69)	(5.69)	31.19	(37.20)		41,813	2.09		2.09		(0.66)		20
Year ended 10/31/21	46.22	(0.37)		14.31	13.94	–	(4.50)	(4.50)	55.66	32.10		117,303	2.07		2.07		(0.72)		24
Year ended 10/31/20	43.62	(0.41)		5.34	4.93	(0.15)	(2.18)	(2.33)	46.22	11.70		135,265	2.10		2.10		(0.98)		73
Two months ended 10/31/19	41.91	(0.08)		1.79	1.71	–	–	–	43.62	4.08		177,238	2.07	(f)	2.07	(f)	(1.13	)(f)	0	(g)
Year ended 08/31/19	50.01	(0.35)		(3.52)	(3.87)	–	(4.23)	(4.23)	41.91	(6.91)		179,992	2.12		2.12		(0.82)		28
Year ended 08/31/18	43.36	(0.40)		8.22	7.82	(0.08)	(1.09)	(1.17)	50.01	18.37		323,001	2.13		2.13		(0.85)		27
Class R
Year ended 10/31/22	59.34	(0.07)		(19.90)	(19.97)	–	(5.69)	(5.69)	33.68	(36.87)		63,205	1.59		1.59		(0.16)		20
Year ended 10/31/21	48.78	(0.12)		15.18	15.06	–	(4.50)	(4.50)	59.34	32.76		106,435	1.57		1.57		(0.22)		24
Year ended 10/31/20	45.70	(0.21)		5.63	5.42	(0.16)	(2.18)	(2.34)	48.78	12.26		88,420	1.60		1.60		(0.48)		73
Two months ended 10/31/19	43.88	(0.05)		1.87	1.82	–	–	–	45.70	4.15		95,501	1.57	(f)	1.57	(f)	(0.63	)(f)	0	(g)
Year ended 08/31/19	52.05	(0.14)		(3.65)	(3.79)	(0.15)	(4.23)	(4.38)	43.88	(6.44)		94,864	1.61		1.61		(0.31)		28
Year ended 08/31/18	45.08	(0.17)		8.55	8.38	(0.32)	(1.09)	(1.41)	52.05	18.99		103,818	1.63		1.63		(0.35)		27
Class Y
Year ended 10/31/22	63.00	0.15		(21.23)	(21.08)	(0.17)	(5.69)	(5.86)	36.06	(36.55)		1,943,233	1.09		1.09		0.34		20
Year ended 10/31/21	51.29	0.16		16.05	16.21	–	(4.50)	(4.50)	63.00	33.45		4,039,299	1.07		1.07		0.28		24
Year ended 10/31/20	47.75	0.02		5.90	5.92	(0.20)	(2.18)	(2.38)	51.29	12.81		3,240,701	1.10		1.10		0.02		73
Two months ended 10/31/19	45.80	(0.01)		1.96	1.95	–	–	–	47.75	4.26		4,085,890	1.07	(f)	1.07	(f)	(0.13	)(f)	0	(g)
Year ended 08/31/19	54.15	0.08		(3.80)	(3.72)	(0.40)	(4.23)	(4.63)	45.80	(5.98)		3,986,316	1.12		1.12		0.18		28
Year ended 08/31/18	46.82	0.08		8.87	8.95	(0.53)	(1.09)	(1.62)	54.15	19.57		5,811,651	1.14		1.14		0.15		27
Class R5
Year ended 10/31/22	63.92	0.19		(21.57)	(21.38)	(0.21)	(5.69)	(5.90)	36.64	(36.51)		379	1.00		1.00		0.43		20
Year ended 10/31/21	51.94	0.20		16.28	16.48	–	(4.50)	(4.50)	63.92	33.55		512	1.00		1.00		0.35		24
Year ended 10/31/20	48.26	0.07		5.99	6.06	(0.20)	(2.18)	(2.38)	51.94	12.99		191	0.99		0.99		0.13		73
Two months ended 10/31/19	46.29	(0.01)		1.98	1.97	–	–	–	48.26	4.26		20	1.01	(f)	1.01	(f)	(0.07	)(f)	0	(g)
Period ended 08/31/19(h)	46.97	0.04		(0.72)	(0.68)	–	–	–	46.29	(1.45)		19	1.01	(f)	1.01	(f)	0.29	(f)	28
Class R6
Year ended 10/31/22	63.39	0.21		(21.37)	(21.16)	(0.24)	(5.69)	(5.93)	36.30	(36.48)		1,846,459	0.97		0.97		0.46		20
Year ended 10/31/21	51.52	0.23		16.14	16.37	–	(4.50)	(4.50)	63.39	33.62		3,227,212	0.95		0.95		0.40		24
Year ended 10/31/20	47.90	0.08		5.93	6.01	(0.21)	(2.18)	(2.39)	51.52	12.97		2,532,327	0.95		0.95		0.17		73
Two months ended 10/31/19	45.94	(0.00	)(i)	1.96	1.96	–	–	–	47.90	4.27		2,759,984	0.94	(f)	0.94	(f)	0.00	(f)(g)	0	(g)
Year ended 08/31/19	54.32	0.16		(3.82)	(3.66)	(0.49)	(4.23)	(4.72)	45.94	(5.82)		2,692,561	0.96		0.96		0.34		28
Year ended 08/31/18	46.95	0.16		8.90	9.06	(0.60)	(1.09)	(1.69)	54.32	19.77		3,236,676	0.96		0.96		0.32		27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00%, 0.01%, and 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019, 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2022, 2021 and 2020.

(f)	Annualized.
(g)	Amount represents less than 0.005%.
(h)	Commencement date after the close of business on May 24, 2019.
(i)	Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Small-Mid Company Fund

Notes to Financial Statements

October 31, 2022

NOTE 1—Significant Accounting Policies

Invesco International Small-Mid Company Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective as of the open of business June 28, 2022, the Fund reopened to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

15                         Invesco International Small-Mid Company Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16                         Invesco International Small-Mid Company Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
Up to $500 million	1.000%
Next $500 million	0.950%
Next $4 billion	0.920%
Next $5 billion	0.900%
Next $10 billion	0.880%
Over $20 billion	0.870%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.91%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively of the Fund’s average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $36,397.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and

17                         Invesco International Small-Mid Company Fund

Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $29,999 in front-end sales commissions from the sale of Class A shares and $0 and $494 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $4,114 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$203,009,955	$–	$203,009,955
Austria	–	19,789,074	–	19,789,074
Brazil	105,633,680	–	–	105,633,680
Canada	55,492,464	–	–	55,492,464
Denmark	–	123,567,137	–	123,567,137
France	16,831,553	149,991,488	–	166,823,041
Germany	–	375,889,777	–	375,889,777
Iceland	–	81,416,269	–	81,416,269
India	–	123,954,904	–	123,954,904
Indonesia	–	7,816,855	–	7,816,855
Israel	85,654,062	–	–	85,654,062
Italy	–	195,130,042	–	195,130,042
Japan	–	1,025,309,035	–	1,025,309,035
Jersey	37,352,586	–	–	37,352,586
Netherlands	–	51,255,734	–	51,255,734
New Zealand	–	18,029,284	–	18,029,284
Norway	–	19,923,349	–	19,923,349
South Korea	–	21,106,756	–	21,106,756
Spain	–	16,327,441	–	16,327,441
Sweden	121,593,121	477,882,296	–	599,475,417
Switzerland	–	475,127,474	–	475,127,474
Taiwan	–	21,053,000	–	21,053,000
United Kingdom	233,102,903	453,119,219	–	686,222,122
United States	138,037,163	–	–	138,037,163
Money Market Funds	18,420,280	–	–	18,420,280
Total Investments	$812,117,812	$3,859,699,089	$–	$4,671,816,901

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

18                         Invesco International Small-Mid Company Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$536

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$734,567

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,544.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
Ordinary income*	$113,739,597	$–
Long-term capital gain	707,604,669	628,778,965
Total distributions	$821,344,266	$628,778,965

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022
Undistributed ordinary income	$13,104,198
Undistributed long-term capital gain	13,347,994
Net unrealized appreciation – investments	486,086,136
Net unrealized appreciation (depreciation) – foreign currencies	(1,757,938)
Temporary book/tax differences	1,024,995
Shares of beneficial interest	4,170,326,083
Total net assets	$4,682,131,468

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

19                         Invesco International Small-Mid Company Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,310,999,416 and $2,409,337,798, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$918,759,072
Aggregate unrealized (depreciation) of investments	(432,672,936)
Net unrealized appreciation of investments	$486,086,136

Cost of investments for tax purposes is $4,185,730,765.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign capital gains taxes and equalization, on October 31, 2022, undistributed net investment income was decreased by $5,749,207, undistributed net realized gain (loss) was decreased by $44,690,796 and shares of beneficial interest was increased by $50,440,003. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	1,827,230	$82,188,095	1,688,336	$96,716,229
Class C	70,288	2,619,285	62,162	3,177,985
Class R	175,017	7,297,886	193,668	10,433,562
Class Y	11,529,970	521,840,152	11,044,718	628,844,474
Class R5	6,285	288,152	5,860	321,103
Class R6	10,123,742	443,784,590	10,066,439	575,754,165

Issued as reinvestment of dividends:
Class A	2,117,805	115,293,297	1,742,904	91,554,723
Class C	219,526	10,339,660	252,485	11,727,933
Class R	198,990	10,072,877	164,658	8,117,615
Class Y	5,895,843	318,139,690	4,462,728	232,552,777
Class R5	612	33,510	554	29,282
Class R6	5,185,947	281,389,504	4,022,670	210,667,252

Automatic conversion of Class C shares to Class A shares:
Class A	579,028	26,222,003	603,668	34,750,110
Class C	(670,455)	(26,222,003)	(684,298)	(34,750,110)

Reacquired:
Class A	(5,554,416)	(244,806,740)	(4,523,290)	(259,726,558)
Class C	(386,227)	(14,763,412)	(449,511)	(22,795,513)
Class R	(290,742)	(12,091,174)	(377,420)	(20,650,417)
Class Y	(27,645,551)	(1,175,913,423)	(14,571,573)	(833,707,778)
Class R5	(4,559)	(236,232)	(2,077)	(118,113)
Class R6	(15,353,062)	(691,789,266)	(12,324,480)	(723,164,614)
Net increase (decrease) in share activity	(11,974,729)	$(346,313,549)	1,378,201	$9,734,107

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 15% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20                         Invesco International Small-Mid Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Small-Mid Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small-Mid Company Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The financial statements of Oppenheimer International Small-Mid Company Fund (subsequently renamed Invesco International Small-Mid Company Fund) as of and for the year ended August 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco International Small-Mid Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/22)	(10/31/22)[1]	Period[2]	(10/31/22)	Period[2]	Ratio
Class A	$1,000.00	$847.90	$6.43	$1,018.25	$7.02	1.38%
Class C	1,000.00	844.60	9.95	1,014.42	10.87	2.14
Class R	1,000.00	846.90	7.63	1,016.94	8.34	1.64
Class Y	1,000.00	848.80	5.31	1,019.46	5.80	1.14
Class R5	1,000.00	849.50	4.62	1,020.21	5.04	0.99
Class R6	1,000.00	849.70	4.66	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco International Small-Mid Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Small-Mid Company Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex USA Small Mid Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection

23                         Invesco International Small-Mid Company Fund

with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth quintile of its expense group and the Fund’s actual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses. The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco

24                         Invesco International Small-Mid Company Fund

Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco International Small-Mid Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$758,044,669
Qualified Dividend Income*	97.14%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0969	per share
Foreign Source Income	$0.7778	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$90,369,377

26                         Invesco International Small-Mid Company Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

	Trustee		Number of Funds	Other Directorship(s)
Name, Year of Birth and	and/or		in Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                          Invesco International Small-Mid Company Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-ISMC-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco MSCI World SRI Index Fund

Nasdaq:

A: VSQAX ∎ C: VSQCX ∎ R: VSQRX ∎ Y: VSQYX ∎ R5: VSQFX ∎ R6: VSQSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

12	Financial Statements

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Approval of Investment Advisory and Sub-Advisory Contracts

27	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco MSCI World SRI Index Fund (the Fund), at net asset value (NAV), outperformed the MSCI World SRI Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-22.58%
Class C Shares	-23.16
Class R Shares	-22.76
Class Y Shares	-22.37
Class R5 Shares	-22.37
Class R6 Shares	-22.37
MSCI World SRI Index▼ (Broad Market Index)	-22.76
Custom Invesco MSCI World SRI Index∎ (Style-Specific Index)	-22.76
Lipper Global Multi-Cap Core Funds Index◆ (Peer Group Index)	-19.79

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Invesco MSCI World SRI Index Fund invests passively and seeks to track the performance (before fees and expenses) of the MSCI World SRI Index. Consequently, country, sector and security weights will closely mirror those of the index. The index targets about 25% of the parent index (MSCI World Index) market capitalization in companies with high environmental, social and governance (ESG) ratings compared to each representative sector of each region represented in the MSCI World SRI Index, as determined by MSCI Inc., the index provider. It applies exclusion criteria, such as controversial weapons, tobacco, gambling and other exclusion-criteria as disclosed in the Fund’s prospectus. Companies are excluded from the MSCI World SRI Index if their revenues from alcohol, adult entertainment, conventional weapons, gambling, genetically-modified organisms, nuclear power or thermal coal-based power generation exceed the business involvement thresholds determined by MSCI. The index also may exclude companies involved in material ESG controversies.

    For the fiscal year that ended October 31, 2022, the energy sector was the strongest contributor to absolute Fund performance while being the only sector with a positive return. On the other hand, the information technology, consumer discretionary and financials sectors were the main detractors from absolute Fund performance. From a country perspective, almost all countries detracted from Fund performance with the US, Japan and Canada as the main detractors from absolute Fund performance. The US is by far the largest weight, making up 65% of the portfolio and had the largest negative impact.

    The largest detractors from absolute Fund performance include Microsoft, Tesla, NVIDIA and ASML Holding. NVIDIA and ASML Holding experienced declines due to the restriction of semiconductor sales to China while Microsoft and Tesla continued to struggle with product and leadership headwinds throughout the fiscal year. Leading contributors to the Fund’s absolute performance during this fiscal year included Amgen, Cigna, PepsiCo and Vertex Pharmaceuticals. Cigna and PepsiCo climbed repeatedly after experiencing strong sales forecasts. Meanwhile, Amgen and Vertex Pharmaceuticals rose due to highly anticipated success in new drug trials and research.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including MSCI World SRI Index futures contracts, to gain broad exposure to the equity market. Derivatives can be a cost-effective alternative to direct security investments. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco MSCI World SRI Index Fund.

Portfolio manager(s):

Su-Jin Fabian

Nils Huter

Robert Nakouzi

Daniel Tsai

Ahmadreza Vafaeimehr

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco MSCI World SRI Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 7/1/16

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco MSCI World SRI Index Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (7/1/16)	4.62%
5 Years	0.82
1 Year	-26.85

Class C Shares
Inception (7/1/16)	4.76%
5 Years	1.19
1 Year	-23.93

Class R Shares
Inception (7/1/16)	5.28%
5 Years	1.71
1 Year	-22.76

Class Y Shares
Inception (7/1/16)	5.81%
5 Years	2.21
1 Year	-22.37

Class R5 Shares
Inception (7/1/16)	5.81%
5 Years	2.21
1 Year	-22.37

Class R6 Shares
Inception (7/1/16)	5.81%
5 Years	2.21
1 Year	-22.37

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco MSCI World SRI Index Fund

Supplemental Information

Invesco MSCI World SRI Index Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World SRI Index is an unmanaged index comprised of developed countries’ large-and mid-cap stocks with high ESG ratings as determined by MSCI ESG Research. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco MSCI World SRI Index is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index thereafter. Both indexes are computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.
∎

Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco MSCI World SRI Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	21.75%

Health Care	16.62

Financials	13.92

Consumer Discretionary	12.97

Industrials	10.20

Consumer Staples	9.24

Materials	4.83

Communication Services	3.65

Real Estate	2.39

Utilities	2.24

Energy	2.21

Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	13.18%

2.	Tesla, Inc.	4.82

3.	NVIDIA Corp.	2.72

4.	Home Depot, Inc. (The)	2.45

5.	PepsiCo, Inc.	2.07

6.	Coca-Cola Co. (The)	2.03

7.	Roche Holding AG	1.87

8.	Walt Disney Co. (The)	1.58

9.	ASML Holding N.V.	1.55

10.	Novo Nordisk A/S, Class B	1.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco MSCI World SRI Index Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–100.02%
Australia–1.61%
Ampol Ltd.	249	$4,347

APA Group	849	5,693

ASX Ltd.	141	6,093

BlueScope Steel Ltd.	545	5,442

Brambles Ltd.	1,106	8,249

Cochlear Ltd.	46	5,886

Coles Group Ltd.	954	9,955

Dexus	805	4,013

Evolution Mining Ltd.	1,908	2,522

Fortescue Metals Group Ltd.	1,267	11,823

Goodman Group	1,103	12,014

GPT Group (The)	1,406	3,881

James Hardie Industries PLC, CDI	203	4,460

Lendlease Corp. Ltd.	495	2,742

Mineral Resources Ltd.	120	5,562

Mirvac Group	2,727	3,599

Newcrest Mining Ltd.	580	6,405

QBE Insurance Group Ltd.	755	5,894

REA Group Ltd.	44	3,408

Stockland	1,744	4,017

Suncorp Group Ltd.	627	4,556

Transurban Group	2,053	17,374

Vicinity Ltd.	4,613	5,739

		143,674

Austria–0.11%
Mondi PLC	307	5,149

Verbund AG	64	5,014

		10,163

Belgium–0.16%
KBC Group N.V.	189	9,458

Umicore S.A.	141	4,642

		14,100

Canada–4.25%
Agnico Eagle Mines Ltd.	324	14,253

Bank of Nova Scotia (The)	893	43,164

Canadian National Railway Co.	447	52,957

Canadian Tire Corp. Ltd., Class A	47	5,268

FirstService Corp.	33	4,125

Fortis, Inc.	321	12,523

Gildan Activewear, Inc.	175	5,522

Intact Financial Corp.	119	18,082

Magna International, Inc.	235	13,096

Metro, Inc.	148	7,753

National Bank of Canada	259	17,635

Northland Power, Inc.	170	4,946

Nutrien Ltd.	385	32,530

Parkland Corp.	170	3,437

Pembina Pipeline Corp.	377	12,447

Ritchie Bros. Auctioneers, Inc.	103	6,729

Rogers Communications, Inc., Class B	252	10,490

Shopify, Inc., Class A(a)	820	28,115

Toromont Industries Ltd.	61	4,688

	Shares	Value

Canada–(continued)
Toronto-Dominion Bank (The)	1,264	$80,896

		378,656

China–0.36%
BOC Hong Kong Holdings Ltd.	2,500	7,778

Prosus N.V.	556	24,198

		31,976

Denmark–2.27%
AP Moller - Maersk A/S, Class B	5	10,440

Coloplast A/S, Class B	85	9,471

Genmab A/S(a)	50	19,283

GN Store Nord A/S	173	3,676

Novo Nordisk A/S, Class B	1,190	129,324

Orsted A/S(b)	141	11,618

Pandora A/S	85	4,471

Vestas Wind Systems A/S	725	14,249

		202,532

Finland–0.50%
Elisa OYJ	86	4,156

Kesko OYJ, Class B	186	3,618

Neste OYJ	307	13,440

Orion OYJ, Class B	101	4,646

Stora Enso OYJ, Class R	271	3,529

UPM-Kymmene OYJ	347	11,619

Wartsila OYJ Abp	507	3,451

		44,459

France–2.64%
AXA S.A.	1,445	35,663

Bureau Veritas S.A.	219	5,421

Cie Generale des Etablissements Michelin S.C.A.	496	12,634

Danone S.A.	503	25,008

EssilorLuxottica S.A.	219	34,690

Klepierre S.A.	223	4,480

L’Oreal S.A.	175	54,944

Publicis Groupe S.A.	92	5,153

Schneider Electric SE	392	49,609

Valeo	190	3,128

Vivendi SE	546	4,467

		235,197

Germany–1.20%
adidas AG	136	13,303

Allianz SE	297	53,471

Deutsche Boerse AG	141	22,941

Merck KGaA	87	14,187

Puma SE	71	3,144

		107,046

Hong Kong–0.87%
AIA Group Ltd.	8,600	64,944

Hang Seng Bank Ltd.	600	8,436

MTR Corp. Ltd.	1,000	4,403

		77,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco MSCI World SRI Index Fund

	Shares	Value

Ireland–0.32%
CRH PLC	534	$19,213

Kerry Group PLC, Class A	110	9,560

		28,773

Israel–0.11%
Bank Leumi Le-Israel BM	1,031	9,830

Italy–0.36%
Amplifon S.p.A.	119	2,958

Intesa Sanpaolo S.p.A.	11,912	22,745

Terna Rete Elettrica Nazionale S.p.A.	929	6,165

		31,868

Japan–5.75%
Aeon Co. Ltd.	500	9,332

Ajinomoto Co., Inc.	400	10,998

Asahi Kasei Corp.	900	5,774

Astellas Pharma, Inc.	1,400	19,259

Daifuku Co. Ltd.	100	4,583

Dai-ichi Life Holdings, Inc.	700	11,075

Daiichi Sankyo Co. Ltd.	1,200	38,479

Daikin Industries Ltd.	200	30,080

FANUC Corp.	100	13,143

Fast Retailing Co. Ltd.	45	25,096

Fujitsu Ltd.	100	11,508

Hankyu Hanshin Holdings, Inc.	200	5,936

Ibiden Co. Ltd.	200	6,759

JFE Holdings, Inc.	400	3,656

Kao Corp.	400	15,011

KDDI Corp.	1,200	35,434

Kikkoman Corp.	100	5,418

Kubota Corp.	600	8,370

Kurita Water Industries Ltd.	100	3,659

Mitsubishi Chemical Group Corp.	800	3,604

Nippon Express Holdings, Inc.	100	5,014

Nitto Denko Corp.	100	5,262

Nomura Research Institute Ltd.	300	6,647

Omron Corp.	100	4,648

ORIX Corp.	900	13,180

Panasonic Holdings Corp.	1,600	11,448

Recruit Holdings Co. Ltd.	1,000	30,692

Sekisui House Ltd.	400	6,647

SG Holdings Co. Ltd.	200	2,647

SoftBank Corp.	1,800	17,746

Sompo Holdings, Inc.	200	8,327

Sony Group Corp.	900	60,941

Sumitomo Chemical Co. Ltd.	1,400	4,701

Suntory Beverage & Food Ltd.	200	6,696

Sysmex Corp.	100	5,395

Terumo Corp.	300	9,118

Tokyo Electron Ltd.	100	26,446

Tokyu Corp.	300	3,456

Toray Industries, Inc.	900	4,360

Yamaha Corp.	100	3,776

Yamaha Motor Co. Ltd.	200	4,127

Z Holdings Corp.	1,900	4,896

		513,344

Netherlands–2.17%
Akzo Nobel N.V.	144	8,877

	Shares	Value

Netherlands–(continued)
ASML Holding N.V.	293	$138,125

Koninklijke DSM N.V.	125	14,719

NN Group N.V.	210	8,884

Wolters Kluwer N.V.	213	22,639

		193,244

New Zealand–0.04%
Meridian Energy Ltd.	1,313	3,725

Norway–0.24%
DNB Bank ASA	692	12,209

Orkla ASA	740	4,986

Telenor ASA	492	4,470

		21,665

Singapore–0.17%
CapitaLand Investment Ltd.	1,700	3,620

United Overseas Bank Ltd.	600	11,762

		15,382

Spain–0.56%
Banco Bilbao Vizcaya Argentaria S.A.	5,064	26,023

Industria de Diseno Textil S.A.	818	18,527

Red Electrica Corp. S.A.	322	5,204

		49,754

Sweden–0.42%
Boliden AB	242	7,038

Electrolux AB, Class B	385	4,746

Essity AB, Class B	400	8,450

Husqvarna AB, Class B	721	4,278

Svenska Cellulosa AB S.C.A., Class B	423	4,987

Tele2 AB, Class B	329	2,697

Telia Co. AB	1,832	4,851

		37,047

Switzerland–0.96%
Givaudan S.A.	7	20,879

Kuehne + Nagel International AG, Class R	37	7,878

Lonza Group AG	53	27,247

SGS S.A.	4	8,817

Sonova Holding AG, Class A	38	8,974

Swiss Life Holding AG	25	12,094

		85,889

United Kingdom–4.53%
abrdn PLC	2,846	5,183

Ashtead Group PLC	350	18,214

Barratt Developments PLC	695	2,998

Berkeley Group Holdings PLC	72	2,866

British Land Co. PLC (The)	716	3,001

BT Group PLC	5,446	8,095

Bunzl PLC	144	4,687

Burberry Group PLC	280	5,828

CNH Industrial N.V.	767	9,919

Coca-Cola Europacific Partners PLC	143	6,728

Croda International PLC	84	6,506

DCC PLC	66	3,661

Informa PLC	982	6,257

InterContinental Hotels Group PLC	122	6,564

Intertek Group PLC	89	3,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco MSCI World SRI Index Fund

	Shares	Value

United Kingdom–(continued)
J Sainsbury PLC	1,618	$3,605

Johnson Matthey PLC	161	3,568

Kingfisher PLC	1,562	3,917

Legal & General Group PLC	2,780	7,416

Liberty Global PLC, Class C(a)	418	7,382

Linde PLC	368	109,425

National Grid PLC	2,557	27,822

Pearson PLC	540	5,947

RELX PLC	1,431	38,466

Schroders PLC	658	2,956

Segro PLC	825	7,420

Severn Trent PLC	142	4,074

St James’s Place PLC	391	4,766

Unilever PLC	1,832	83,332

		404,330

United States–70.42%
ABIOMED, Inc.(a)	33	8,319

Adobe, Inc.(a)	333	106,060

Agilent Technologies, Inc.	229	31,682

Allegion PLC	65	6,810

Ally Financial, Inc.	283	7,799

American Express Co.	464	68,881

American Tower Corp.	337	69,823

American Water Works Co., Inc.	97	14,098

Ameriprise Financial, Inc.	91	28,130

AmerisourceBergen Corp.	122	19,181

Amgen, Inc.	385	104,085

Aptiv PLC(a)	201	18,305

Atmos Energy Corp.	97	10,335

Automatic Data Processing, Inc.	313	75,652

Baker Hughes Co., Class A	708	19,583

Ball Corp.	187	9,236

Bank of New York Mellon Corp. (The)	602	25,350

Becton, Dickinson and Co.	218	51,441

Best Buy Co., Inc.	174	11,903

Biogen, Inc.(a)	111	31,462

BlackRock, Inc.	114	73,634

Bunge Ltd.	100	9,870

C.H. Robinson Worldwide, Inc.	102	9,967

Cable One, Inc.	3	2,578

Cardinal Health, Inc.	230	17,457

Carrier Global Corp.	498	19,800

Caterpillar, Inc.	398	86,151

CBRE Group, Inc., Class A(a)	246	17,451

Centene Corp.(a)	429	36,521

Cheniere Energy, Inc.	165	29,108

Cigna Corp.	230	74,304

Clorox Co. (The)	90	13,144

CME Group, Inc., Class A	268	46,444

Coca-Cola Co. (The)	3,018	180,627

Colgate-Palmolive Co.	594	43,861

Computershare Ltd.	448	7,246

Conagra Brands, Inc.	196	7,193

Consolidated Edison, Inc.	250	21,990

Cummins, Inc.	109	26,652

DaVita, Inc.(a)	71	5,184

DENTSPLY SIRONA, Inc.	158	4,870

Dover Corp.	68	8,887

	Shares	Value

United States–(continued)
Ecolab, Inc.	191	$30,000

Edwards Lifesciences Corp.(a)	468	33,897

Elanco Animal Health, Inc.(a)	209	2,757

Electronic Arts, Inc.	223	28,089

Elevance Health, Inc.	166	90,764

Equinix, Inc.	65	36,819

Essential Utilities, Inc.	109	4,820

Eversource Energy	245	18,689

Expeditors International of Washington, Inc.	125	12,231

FactSet Research Systems, Inc.	28	11,914

Fastenal Co.	422	20,395

Ferguson PLC	171	18,632

Fortune Brands Home & Security, Inc.	97	5,851

General Mills, Inc.	449	36,629

Gilead Sciences, Inc.	937	73,517

Halliburton Co.	659	24,001

Hasbro, Inc.	95	6,199

HCA Healthcare, Inc.	172	37,405

Healthpeak Properties, Inc.	222	5,268

Henry Schein, Inc.(a)	98	6,709

Hilton Worldwide Holdings, Inc.	215	29,081

Hologic, Inc.(a)	185	12,543

Home Depot, Inc. (The)	739	218,840

Hormel Foods Corp.	220	10,219

Humana, Inc.	93	51,901

Huntington Bancshares, Inc.	789	11,977

IDEX Corp.	55	12,227

IDEXX Laboratories, Inc.(a)	63	22,660

Illinois Tool Works, Inc.	227	48,471

Illumina, Inc.(a)	114	26,085

Ingersoll Rand, Inc.	191	9,646

Insulet Corp.(a)	51	13,199

International Flavors & Fragrances, Inc.	191	18,644

Interpublic Group of Cos., Inc. (The)	296	8,818

J.B. Hunt Transport Services, Inc.	39	6,672

Jazz Pharmaceuticals PLC(a)	37	5,320

Johnson Controls International PLC	530	30,655

Kellogg Co.	184	14,135

Keurig Dr Pepper, Inc.	424	16,468

Kimberly-Clark Corp.	256	31,862

Laboratory Corp. of America Holdings	48	10,649

LKQ Corp.	217	12,074

Lowe’s Cos., Inc.	463	90,262

MarketAxess Holdings, Inc.	18	4,393

Marsh & McLennan Cos., Inc.	380	61,366

McCormick & Co., Inc.	127	9,987

Mettler-Toledo International, Inc.(a)	18	22,769

Microsoft Corp.	5,064	1,175,506

Moody’s Corp.	127	33,638

Newmont Corp.	558	23,615

Northern Trust Corp.	147	12,399

Novocure Ltd.(a)	63	4,452

NVIDIA Corp.	1,799	242,811

Old Dominion Freight Line, Inc.	55	15,103

ONEOK, Inc.	329	19,516

Otis Worldwide Corp.	243	17,166

Owens Corning	83	7,106

Pentair PLC	122	5,240

PepsiCo, Inc.	1,017	184,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco MSCI World SRI Index Fund

	Shares	Value

United States–(continued)
Phillips 66	327	$34,103

Plug Power, Inc.(a)	316	5,050

PNC Financial Services Group, Inc. (The)	314	50,815

Pool Corp.	31	9,431

PPG Industries, Inc.	183	20,895

Prudential Financial, Inc.	295	31,031

Quanta Services, Inc.	78	11,079

Quest Diagnostics, Inc.	94	13,503

Regions Financial Corp.	721	15,826

Republic Services, Inc.	124	16,445

ResMed, Inc.	106	23,711

Rivian Automotive, Inc., Class A(a)	167	5,840

Robert Half International, Inc.	82	6,270

Roche Holding AG	503	167,173

Rockwell Automation, Inc.	85	21,701

S&P Global, Inc.	244	78,385

Sempra Energy	247	37,282

State Street Corp.	266	19,684

STERIS PLC	59	10,182

SVB Financial Group(a)	38	8,776

Swiss Re AG	217	16,101

T. Rowe Price Group, Inc.	177	18,790

Take-Two Interactive Software, Inc.(a)	106	12,559

Target Corp.	317	52,067

Teladoc Health, Inc.(a)	104	3,083

Tesla, Inc.(a)	1,890	430,051

Texas Instruments, Inc.	687	110,353

Tractor Supply Co.	83	18,241

Trane Technologies PLC	178	28,414

Travelers Cos., Inc. (The)	190	35,047

Truist Financial Corp.	992	44,432

UGI Corp.	154	5,441

United Rentals, Inc.(a)	37	11,681

Vail Resorts, Inc.	30	6,574

Valero Energy Corp.	290	36,409

Ventas, Inc.	225	8,804

Vertex Pharmaceuticals, Inc.(a)	188	58,656

	Shares	Value

United States–(continued)
VF Corp.(c)	247	$6,978

W.W. Grainger, Inc.	33	19,284

Walt Disney Co. (The)(a)	1,322	140,846

Waters Corp.(a)	45	13,463

Welltower, Inc.	274	16,725

West Pharmaceutical Services, Inc.	51	11,735

Xylem, Inc.	134	13,726

Zoetis, Inc.	346	52,170

ZoomInfo Technologies, Inc., Class A(a)	146	6,501

		6,283,115

Total Common Stocks & Other Equity Interests (Cost $8,125,581)		8,923,552

Money Market Funds–0.59%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	18,553	18,553

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	12,975	12,978

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	21,204	21,204

Total Money Market Funds (Cost $52,731)		52,735

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.61% (Cost $8,178,312)		8,976,287

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.08%
Invesco Private Government Fund, 3.18%(d)(e)(f)	2,157	2,157

Invesco Private Prime Fund, 3.28%(d)(e)(f)	4,918	4,918

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,075)		7,075

TOTAL INVESTMENTS IN SECURITIES—100.69% (Cost $8,185,387)		8,983,362

OTHER ASSETS LESS LIABILITIES–(0.69)%		(61,539)

NET ASSETS–100.00%		$8,921,823

Investment Abbreviations:

CDI - CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $11,618, which represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$149,384	$739,549	$(870,380)	$ -	$ -	$18,553	$634

Invesco Liquid Assets Portfolio, Institutional Class	106,455	528,250	(621,701)	11	(37)	12,978	501

Invesco Treasury Portfolio, Institutional Class	170,725	845,199	(994,720)	-	-	21,204	715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco MSCI World SRI Index Fund

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$ -	$8,845	$(6,688)	$ -	$ -	$ 2,157	$ 6	*

Invesco Private Prime Fund	-	21,772	(16,852)	-	(2)	4,918	14	*

Total	$426,564	$2,143,615	$(2,510,341)	$11	$(39)	$59,810	$1,870

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco MSCI World SRI Index Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $8,125,581)*	$8,923,552

Investments in affiliated money market funds, at value (Cost $59,806)	59,810

Foreign currencies, at value (Cost $1,601)	1,585

Receivable for:
Fund shares sold	2,918

Dividends	20,342

Cash segregated as collateral	55

Investment for trustee deferred compensation and retirement plans	18,135

Other assets	42,434

Total assets	9,068,831

Liabilities:

Payable for:
Collateral upon return of securities loaned	7,075

Accrued fees to affiliates	73,787

Accrued trustees’ and officers’ fees and benefits	804

Accrued other operating expenses	47,207

Trustee deferred compensation and retirement plans	18,135

Total liabilities	147,008

Net assets applicable to shares outstanding	$8,921,823

Net assets consist of:

Shares of beneficial interest	$8,366,595

Distributable earnings	555,228

$8,921,823

Net Assets:

Class A	$913,890

Class C	$147,932

Class R	$464,038

Class Y	$793,384

Class R5	$12,919

Class R6	$6,589,660

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	71,306

Class C	11,742

Class R	36,432

Class Y	61,476

Class R5	1,001

Class R6	510,546

Class A:
Net asset value per share	$12.82

Maximum offering price per share (Net asset value of $12.82 ÷ 94.50%)	$13.57

Class C:
Net asset value and offering price per share	$12.60

Class R:
Net asset value and offering price per share	$12.74

Class Y:
Net asset value and offering price per share	$12.91

Class R5:
Net asset value and offering price per share	$12.91

Class R6:
Net asset value and offering price per share	$12.91

*	At October 31, 2022, a security with a value of $6,893 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco MSCI World SRI Index Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $13,123)	$181,654

Dividends from affiliated money market funds (includes net securities lending income of $1)	1,851

Foreign withholding tax claims	3,178

Total investment income	186,683

Expenses:

Advisory fees	15,180

Administrative services fees	1,590

Custodian fees	718

Distribution fees:
Class A	2,839

Class C	1,736

Class R	2,509

Transfer agent fees – A, C, R and Y	3,970

Transfer agent fees – R5	3

Transfer agent fees – R6	3,240

Trustees’ and officers’ fees and benefits	16,901

Registration and filing fees	72,390

Licensing fees	4,337

Reports to shareholders	3,573

Professional services fees	54,582

Other	21,961

Total expenses	205,529

Less: Fees waived and/or expenses reimbursed	(177,888)

Net expenses	27,641

Net investment income	159,042

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	139,023

Affiliated investment securities	(39)

Foreign currencies	(7,155)

Futures contracts	(100,670)

31,159

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,968,602)

Affiliated investment securities	11

Foreign currencies	(1,019)

Futures contracts	(2,624)

(2,972,234)

Net realized and unrealized gain (loss)	(2,941,075)

Net increase (decrease) in net assets resulting from operations	$(2,782,033)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco MSCI World SRI Index Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$159,042	$159,049

Net realized gain	31,159	487,849

Change in net unrealized appreciation (depreciation)	(2,972,234)	3,172,055

Net increase (decrease) in net assets resulting from operations	(2,782,033)	3,818,953

Distributions to shareholders from distributable earnings:

Class A	(15,688)	(15,068)

Class C	(1,138)	(2,385)

Class R	(5,699)	(5,252)

Class Y	(12,972)	(7,779)

Class R5	(238)	(374)

Class R6	(132,393)	(107,235)

Total distributions from distributable earnings	(168,128)	(138,093)

Share transactions–net:

Class A	(117,617)	17,376

Class C	(12,071)	(12,610)

Class R	27,204	92,567

Class Y	281,902	88,810

Class R5	-	(13,946)

Class R6	(1,115,150)	700,358

Net increase (decrease) in net assets resulting from share transactions	(935,732)	872,555

Net increase (decrease) in net assets	(3,885,893)	4,553,415

Net assets:

Beginning of year	12,807,716	8,254,301

End of year	$8,921,823	$12,807,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco MSCI World SRI Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$16.76	$0.19	$(3.93)	$(3.74)	$(0.20)	$ –	$(0.20)	$12.82	(22.58)%	$ 914	0.44%	2.15%	1.28%	13%
Year ended 10/31/21	11.78	0.19	4.98	5.17	(0.19)	–	(0.19)	16.76	44.35	1,337	0.44	3.31	1.28	19
Year ended 10/31/20	11.86	0.17	(0.06)	0.11	(0.19)	–	(0.19)	11.78	0.89	922	0.70	3.03	1.48	118
Year ended 10/31/19	11.76	0.17	0.21	0.38	(0.18)	(0.10)	(0.28)	11.86	3.48	1,483	0.85	3.58	1.51	116
Year ended 10/31/18	12.91	0.17	(0.85)	(0.68)	(0.09)	(0.38)	(0.47)	11.76	(5.55)	1,387	0.84	3.94	1.33	89
Class C
Year ended 10/31/22	16.49	0.08	(3.88)	(3.80)	(0.09)	–	(0.09)	12.60	(23.16)	148	1.19	2.90	0.53	13
Year ended 10/31/21	11.67	0.08	4.92	5.00	(0.18)	–	(0.18)	16.49	43.21	207	1.19	4.06	0.53	19
Year ended 10/31/20	11.75	0.08	(0.05)	0.03	(0.11)	–	(0.11)	11.67	0.21	158	1.45	3.78	0.73	118
Year ended 10/31/19	11.63	0.09	0.20	0.29	(0.07)	(0.10)	(0.17)	11.75	2.66	243	1.60	4.33	0.76	116
Year ended 10/31/18	12.83	0.07	(0.84)	(0.77)	(0.05)	(0.38)	(0.43)	11.63	(6.27)	166	1.59	4.69	0.58	89
Class R
Year ended 10/31/22	16.66	0.15	(3.90)	(3.75)	(0.17)	–	(0.17)	12.74	(22.76)	464	0.69	2.40	1.03	13
Year ended 10/31/21	11.74	0.15	4.96	5.11	(0.19)	–	(0.19)	16.66	43.93	571	0.69	3.56	1.03	19
Year ended 10/31/20	11.81	0.15	(0.06)	0.09	(0.16)	–	(0.16)	11.74	0.74	325	0.95	3.28	1.23	118
Year ended 10/31/19	11.71	0.15	0.20	0.35	(0.15)	(0.10)	(0.25)	11.81	3.17	35	1.10	3.83	1.26	116
Year ended 10/31/18	12.88	0.14	(0.85)	(0.71)	(0.08)	(0.38)	(0.46)	11.71	(5.82)	32	1.09	4.19	1.08	89
Class Y
Year ended 10/31/22	16.87	0.22	(3.94)	(3.72)	(0.24)	–	(0.24)	12.91	(22.37)	793	0.19	1.90	1.53	13
Year ended 10/31/21	11.83	0.23	5.01	5.24	(0.20)	–	(0.20)	16.87	44.73	793	0.19	3.06	1.53	19
Year ended 10/31/20	11.91	0.20	(0.06)	0.14	(0.22)	–	(0.22)	11.83	1.11	485	0.45	2.78	1.73	118
Year ended 10/31/19	11.80	0.20	0.22	0.42	(0.21)	(0.10)	(0.31)	11.91	3.80	522	0.60	3.33	1.76	116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	446	0.59	3.69	1.58	89
Class R5
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	–	(0.24)	12.91	(22.37)	13	0.19	1.78	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	–	(0.20)	16.87	44.73	17	0.19	2.86	1.53	19
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	–	(0.22)	11.83	1.20	22	0.45	2.56	1.73	118
Year ended 10/31/19	11.80	0.20	0.21	0.41	(0.21)	(0.10)	(0.31)	11.90	3.71	21	0.60	2.95	1.76	116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	19	0.59	3.47	1.58	89
Class R6
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	–	(0.24)	12.91	(22.37)	6,590	0.19	1.80	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	–	(0.20)	16.87	44.73	9,884	0.19	2.79	1.53	19
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	–	(0.22)	11.83	1.20	6,342	0.45	2.51	1.73	118
Year ended 10/31/19	11.80	0.20	0.21	0.41	(0.21)	(0.10)	(0.31)	11.90	3.71	6,379	0.60	2.91	1.76	116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	6,875	0.59	3.42	1.58	89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco MSCI World SRI Index Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco MSCI World SRI Index Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

16	Invesco MSCI World SRI Index Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund

17	Invesco MSCI World SRI Index Fund

could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.140%

Over $ 2 billion	0.120%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.14%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

18	Invesco MSCI World SRI Index Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.44%, 1.19%, 0.69%, 0.19%, 0.19%, and 0.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $15,180, reimbursed fund level expenses of $155,492 and reimbursed class level expenses of $1,622, $249, $720, $1,379, $6 and $3,240 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$143,674	$–	$143,674

Austria	5,149	5,014	–	10,163

Belgium	–	14,100	–	14,100

Canada	378,656	–	–	378,656

China	24,198	7,778	–	31,976

Denmark	–	202,532	–	202,532

Finland	4,646	39,813	–	44,459

France	–	235,197	–	235,197

Germany	–	107,046	–	107,046

Hong Kong	–	77,783	–	77,783

Ireland	–	28,773	–	28,773

Israel	–	9,830	–	9,830

Italy	–	31,868	–	31,868

19	Invesco MSCI World SRI Index Fund

	Level 1	Level 2	Level 3	Total

Japan	$–	$513,344	$–	$513,344

Netherlands	22,639	170,605	–	193,244

New Zealand	–	3,725	–	3,725

Norway	–	21,665	–	21,665

Singapore	–	15,382	–	15,382

Spain	–	49,754	–	49,754

Sweden	–	37,047	–	37,047

Switzerland	–	85,889	–	85,889

United Kingdom	150,387	253,943	–	404,330

United States	6,073,963	209,152	–	6,283,115

Money Market Funds	52,735	7,075	–	59,810

Total Investments	$6,712,373	$2,270,989	$–	$8,983,362

NOTE 4–Derivative Investments

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain (Loss):
Futures contracts	$(100,670)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(2,624)

Total	$(103,294)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$389,385

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$168,128	$138,093

*	Includes short-term capital gain distributions, if any.

20	Invesco MSCI World SRI Index Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$133,170

Net unrealized appreciation – investments	797,327

Net unrealized appreciation (depreciation) – foreign currencies	(1,065)

Temporary book/tax differences	(15,574)

Capital loss carryforward	(358,630)

Shares of beneficial interest	8,366,595

Total net assets	$8,921,823

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$241,817	$116,813	$358,630

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,377,910 and $1,999,860, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,532,637

Aggregate unrealized (depreciation) of investments	(735,310)

Net unrealized appreciation of investments	$ 797,327

Cost of investments for tax purposes is $ 8,186,035.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2022, undistributed net investment income was decreased by $7,146 and undistributed net realized gain (loss) was increased by $7,146. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	6,805	$100,540	6,097	$89,025

Class C	375	5,979	502	7,444

Class R	4,118	58,856	6,209	87,642

Class Y	34,662	547,036	14,976	222,535

Class R5	-	-	93	1,382

Class R6	73,419	1,111,388	100,432	1,451,199

Issued as reinvestment of dividends:
Class A	914	15,047	1,093	14,452

Class C	64	1,047	169	2,208

Class R	338	5,534	384	5,065

Class Y	568	9,384	509	6,760

Class R5	-	-	13	176

Class R6	7,148	118,154	6,734	89,424

21	Invesco MSCI World SRI Index Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	-	$-	1,661	$22,161

Class C	-	-	(1,677)	(22,161)

Reacquired:
Class A	(16,198)	(233,204)	(7,334)	(108,262)

Class C	(1,226)	(19,097)	(7)	(101)

Class R	(2,273)	(37,186)	(10)	(140)

Class Y	(20,769)	(274,518)	(9,468)	(140,485)

Class R5	-	-	(990)	(15,504)

Class R6	(156,031)	(2,344,692)	(57,115)	(840,265)

Net increase (decrease) in share activity	(68,086)	$(935,732)	62,271	$872,555

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco MSCI World SRI Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco MSCI World SRI Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco MSCI World SRI Index Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco MSCI World SRI Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$898.40	$2.11	$1,022.99	$2.24	0.44%
Class C	1,000.00	894.90	5.68	1,019.21	6.06	1.19
Class R	1,000.00	897.20	3.30	1,021.73	3.52	0.69
Class Y	1,000.00	899.60	0.91	1,024.25	0.97	0.19
Class R5	1,000.00	899.60	0.91	1,024.25	0.97	0.19
Class R6	1,000.00	899.60	0.91	1,024.25	0.97	0.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco MSCI World SRI Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco MSCI World SRI Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over the past four years ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco MSCI World SRI Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers, The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or

25	Invesco MSCI World SRI Index Fund

investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board further considered that the Fund had changed its name, investment strategy and index in 2020 in connection with the Fund’s repositioning as an index-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as an index-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only two funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco MSCI World SRI Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	50.42%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco MSCI World SRI Index Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco MSCI World SRI Index Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	GLRE-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Oppenheimer International Growth Fund

Nasdaq:

A: OIGAX ∎ C: OIGCX ∎ R: OIGNX ∎ Y: OIGYX ∎ R5: INGFX ∎ R6: OIGIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Oppenheimer International Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-32.83%
Class C Shares	-33.33
Class R Shares	-33.00
Class Y Shares	-32.66
Class R5 Shares	-32.63
Class R6 Shares	-32.57
MSCI All Country World ex USA Index▼	-24.73

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    We are long-term, thematic growth investors. We identify structural growth trends in the global economy and seek to invest in companies that can monetize them sustainably for many years. We buy these companies when they are trading at attractive valuations and hold them in the portfolio for a long period of time to benefit from the compounding of the returns they produce. This is a discipline that we have been following since the Fund’s inception in 1996.

    With this approach, we invest most of the Fund’s assets in companies that we believe have significant pricing power within the consumer, industrial, health care and information technology sectors. We invest little within the commoditized, price-taking industries found in the utilities, materials, energy and financials sectors. Geographically, most companies in which the Fund invests are domiciled in developed markets, however, the Fund’s revenue exposure is evenly spread across the globe.

    It was a difficult fiscal year for the Fund’s performance, given our growth orientation, as Class A shares returned -32.83%, underperforming the MSCI All Country World ex USA Index’s (the “Index”) return of -24.73%.

    Relative to the Index, the Fund performed most strongly in the consumer discretionary sector due to stock selection, though an overweight to the sector did offset the strong selection effect a bit. The Fund also outperformed in the health care sector, mainly due to an overweight position. The Fund underperformed the Index the most in the information technology, industrials and financials sector. Relative results in information technology and industrials were mainly driven by stock selection, while underperformance in financials was mainly due to our usual underweight positioning.

    The three largest contributors to the Fund’s absolute performance for the fiscal year were

Swedish Match, Dollarama and Alimentation Couche-Tard.

    Swedish Match is a consumer goods company focused on the smokeless tobacco market. During May, Philip Morris International bid for the company at a roughly 40% premium over the price of the shares at the time and they rose towards the bid level. We have tendered our shares.

    Dollarama is a Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated. We have owned the company for several years as part of our Reorganization of the Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing and we continue to view Dollarama’s prospects favorably.

    Alimentation Couche-Tard, a Canadian retailer that we have owned for many years, operates a network of 24-hour gas stations and convenience stores in North America and several European countries (our clients may be most familiar with their Circle K brand). Higher fuel margins have caused earnings to surprise on the upside. We continue to view this company’s prospects favorably due to its top line resiliency as we anticipate a potential general economic slowdown.

    The three largest detractors to the Fund’s absolute performance for the fiscal year were

Ocado Group, ASML and Taiwan Semiconductor Manufacturing.

    Ocado Group is a UK company that builds and operates fully automated fulfillment warehouses for brick-and-mortar grocery chains, under license. During the pandemic Ocado’s marketing activities were largely curtailed, no new contracts have been announced and the share price has suffered.

    ASML is a Dutch company that is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. The fundamentals for ASML are strengthening as chip makers around the world seek to “reshore” a greater proportion of their production. This position was the largest individual contributor to the Fund’s returns in the previous fiscal year, but the shares have experienced profit-taking this year, and have also declined in recent weeks as concerns about the economic cycle turning have become more widespread. We continue to view ASML’s long-term prospects favorably.

    Taiwan Semiconductor Manufacturing, more commonly known as TSMC, has become the dominant player in the highly concentrated semiconductor foundry industry. Semiconductor related companies have experienced profit-taking this fiscal year as the inventory cycle has turned against them. In addition, in October the US announced restrictions on the sale of American designed chips to China and TSMC’s share price reacted unfavorably.

2	Invesco Oppenheimer International Growth Fund

    Thank you for your continued investment in Invesco Oppenheimer International Growth Fund.

Portfolio manager(s):

Robert Dunphy

George Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Oppenheimer International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Oppenheimer International Growth Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (3/25/96)	6.36%
10 Years	3.35
5 Years	-1.94
1 Year	-36.52

Class C Shares
Inception (3/25/96)	6.34%
10 Years	3.32
5 Years	-1.57
1 Year	-33.91

Class R Shares
Inception (3/1/01)	4.12%
10 Years	3.68
5 Years	-1.07
1 Year	-33.00

Class Y Shares
Inception (9/7/05)	5.15%
10 Years	4.21
5 Years	-0.58
1 Year	-32.66

Class R5 Shares
10 Years	4.07%
5 Years	-0.58
1 Year	-32.63

Class R6 Shares
Inception (3/29/12)	4.45%
10 Years	4.38
5 Years	-0.43
1 Year	-32.57

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Oppenheimer International Growth Fund

Supplemental Information

Invesco Oppenheimer International Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Oppenheimer International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	20.58%

Industrials	18.71

Health Care	17.75

Information Technology	14.05

Consumer Staples	13.24

Energy	3.89

Communication Services	3.53

Financials	3.42

Materials	3.41

Money Market Funds Plus Other Assets Less Liabilities	1.42

Top 10 Equity Holdings*

		% of total net assets

1.	Hermes International	4.32%

2.	Novo Nordisk A/S, Class B	4.32

3.	Swedish Match AB	3.91

4.	Reliance Industries Ltd.	3.89

5.	Alimentation Couche-Tard, Inc.	3.34

6.	LVMH Moet Hennessy Louis Vuitton SE	3.17

7.	Compass Group PLC	2.85

8.	ResMed, Inc.	2.69

9.	EPAM Systems, Inc.	2.65

10.	London Stock Exchange Group PLC	2.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Oppenheimer International Growth Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–98.58%
Australia–3.48%
CSL Ltd.	751,768	$134,724,930

James Hardie Industries PLC, CDI	5,175,813	113,707,072

		248,432,002

Canada–6.45%
Alimentation Couche-Tard, Inc.	5,318,428	238,135,654

CAE, Inc.(a)	2,225,668	42,476,139

Dollarama, Inc.	3,032,424	180,184,771

		460,796,564

China–0.25%
Alibaba Group Holding Ltd.(a)	2,224,400	17,709,499

Denmark–4.99%
Ascendis Pharma A/S, ADR(a)(b)	421,119	48,428,685

Novo Nordisk A/S, Class B	2,837,255	308,339,427

		356,768,112

France–17.15%
Airbus SE	1,492,140	161,587,427

Dassault Systemes SE	2,595,197	86,888,108

Edenred	2,116,054	108,581,180

EssilorLuxottica S.A.	373,271	59,126,332

Hermes International	238,389	308,737,891

Kering S.A.	130,918	59,925,863

L’Oreal S.A.	300,029	94,198,286

LVMH Moet Hennessy Louis Vuitton SE	358,738	226,319,145

Sartorius Stedim Biotech	377,843	119,883,747

		1,225,247,979

Germany–3.81%
CTS Eventim AG & Co. KGaA(a)	2,372,664	113,349,036

SAP SE	410,656	39,648,620

Siemens AG	281,707	30,795,791

Siemens Healthineers AG(c)	1,925,182	88,628,270

		272,421,717

India–5.00%
Dr Lal PathLabs Ltd.(c)	2,556,534	79,099,148

Reliance Industries Ltd.	9,035,969	278,071,776

		357,170,924

Ireland–2.06%
Flutter Entertainment PLC(a)	1,108,717	147,071,881

Italy–1.82%
Davide Campari-Milano N.V.	14,440,980	129,876,456

Japan–8.58%
Benefit One, Inc.	2,265,700	31,421,339

Daikin Industries Ltd.	841,400	126,548,749

Hitachi Ltd.	1,415,700	64,127,511

Hoya Corp.	741,410	69,126,896

Keyence Corp.	331,584	124,966,442

Kobe Bussan Co. Ltd.	3,116,400	67,620,619

Nidec Corp.	1,108,940	61,149,411

	Shares	Value

Japan–(continued)
Nihon M&A Center Holdings, Inc.	6,035,000	$68,239,483

		613,200,450

Netherlands–4.79%
Aalberts N.V.	1,562,319	54,228,728

Adyen N.V.(a)(c)	52,142	74,694,297

ASML Holding N.V.	341,871	161,164,078

Universal Music Group N.V.	2,673,260	52,384,454

		342,471,557

New Zealand–0.45%
Xero Ltd.(a)	652,823	32,409,261

Spain–1.88%
Amadeus IT Group S.A.(a)	2,574,623	134,024,372

Sweden–8.12%
Atlas Copco AB, Class A	11,478,160	122,544,961

Epiroc AB, Class A	11,655,316	178,212,074

Swedish Match AB	27,134,836	279,183,184

		579,940,219

Switzerland–3.77%
Barry Callebaut AG	19,004	35,925,029

Lonza Group AG	110,788	56,954,840

Sika AG	576,036	129,680,937

VAT Group AG(c)	204,238	46,571,594

		269,132,400

Taiwan–0.74%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,358,000	52,444,611

United Kingdom–17.39%
Britvic PLC	9,708,501	80,967,971

Compass Group PLC	9,652,456	203,290,116

ConvaTec Group PLC(c)	22,792,527	56,962,341

Entain PLC	6,756,907	97,795,239

Legal & General Group PLC	23,744,370	63,337,626

London Stock Exchange Group PLC	2,083,517	180,657,639

Next PLC	1,923,787	108,661,287

Ocado Group PLC(a)(b)	3,711,624	20,081,892

Rentokil Initial PLC(b)	23,571,670	147,043,778

Rightmove PLC	15,324,598	86,331,054

RS GROUP PLC	6,988,818	76,752,537

Trainline PLC(a)(c)(d)	31,526,930	120,287,911

		1,242,169,391

United States–7.85%
EPAM Systems, Inc.(a)	540,939	189,328,650

Ferguson PLC	1,153,286	125,663,266

Medtronic PLC	612,339	53,481,688

ResMed, Inc.	859,467	192,254,173

		560,727,777

Total Common Stocks & Other Equity Interests (Cost $4,508,610,013)		7,042,015,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Oppenheimer International Growth Fund

	Shares	Value

Money Market Funds–1.46%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	36,332,396	$36,332,395

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	26,763,468	26,768,821

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	41,522,738	41,522,738

Total Money Market Funds (Cost $104,621,373)		104,623,954

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.04% (Cost $4,613,231,386)		7,146,639,126

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.75%
Invesco Private Government Fund, 3.18%(d)(e)(f)	14,928,153	$14,928,153

Invesco Private Prime Fund, 3.28%(d)(e)(f)	38,336,216	38,336,216

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,267,851)		53,264,369

TOTAL INVESTMENTS IN SECURITIES–100.79% (Cost $4,666,499,237)		7,199,903,495

OTHER ASSETS LESS LIABILITIES–(0.79)%		(56,159,074)

NET ASSETS–100.00%		$7,143,744,421

Investment Abbreviations:

ADR – American Depositary Receipt

CDI  – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $466,243,561, which represented 6.53% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$84,257,016	$558,204,487	$(606,129,108)	$-	$-	$36,332,395	$ 329,276
Invesco Liquid Assets Portfolio, Institutional Class	62,153,130	398,717,491	(434,085,270)	2,665	(19,195)	26,768,821	244,058
Invesco Treasury Portfolio, Institutional Class	96,293,733	637,947,985	(692,718,980)	-	-	41,522,738	344,617
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	90,872,592	445,232,317	(521,176,756)	-	-	14,928,153	286,971*
Invesco Private Prime Fund	212,036,049	1,050,271,290	(1,223,942,587)	(3,484)	(25,052)	38,336,216	766,786*
Investments in Other Affiliates:
Trainline PLC	97,285,290	37,097,124	(4,008,133)	(6,721,545)	(3,364,825)	120,287,911	-
Total	$642,897,810	$3,127,470,694	$(3,482,060,834)	$(6,722,364)	$(3,409,072)	$278,176,234	$1,971,708

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Oppenheimer International Growth Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $4,353,852,417)*	$6,921,727,261

Investments in affiliates, at value (Cost $312,646,820)	278,176,234

Cash	20,000,000

Foreign currencies, at value (Cost $7,155,199)	7,078,010

Receivable for:
Investments sold	2,138,275

Fund shares sold	3,614,985

Dividends	25,259,280

Foreign withholding tax claims	3,714,366

Investment for trustee deferred compensation and retirement plans	544,847

Other assets	91,815

Total assets	7,262,345,073

Liabilities:
Payable for:
Fund shares reacquired	43,730,420

Accrued foreign taxes	4,414,340

Collateral upon return of securities loaned	53,267,851

Accrued fees to affiliates	2,956,858

Accrued trustees’ and officers’ fees and benefits	81,793

Accrued other operating expenses	1,144,543

IRS closing agreement fees for foreign withholding tax claims	12,460,000

Trustee deferred compensation and retirement plans	544,847

Total liabilities	118,600,652

Net assets applicable to shares outstanding	$7,143,744,421

Net assets consist of:
Shares of beneficial interest	$4,765,217,955

Distributable earnings	2,378,526,466

$7,143,744,421

Net Assets:
Class A	$1,014,906,080

Class C	$65,000,538

Class R	$203,427,881

Class Y	$2,575,369,012

Class R5	$1,974,495

Class R6	$3,283,066,415

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	32,717,657

Class C	2,296,771

Class R	6,772,839

Class Y	83,515,337

Class R5	63,478

Class R6	106,413,724

Class A:
Net asset value per share	$31.02

Maximum offering price per share (Net asset value of $31.02 ÷ 94.50%)	$32.83

Class C:
Net asset value and offering price per share	$28.30

Class R:
Net asset value and offering price per share	$30.04

Class Y:
Net asset value and offering price per share	$30.84

Class R5:
Net asset value and offering price per share	$31.11

Class R6:
Net asset value and offering price per share	$30.85

*	At October 31, 2022, securities with an aggregate value of $53,620,599 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Oppenheimer International Growth Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest	$792,352

Dividends (net of foreign withholding taxes of $18,109,649)	94,216,951

Dividends from affiliates (includes net securities lending income of $554,806)	1,472,757

Foreign withholding tax claims	8,346,190

Total investment income	104,828,250

Expenses:
Advisory fees	63,486,623

Administrative services fees	1,367,955

Custodian fees	736,451

Distribution fees:
Class A	3,158,728

Class C	997,241

Class R	1,225,245

Transfer agent fees – A, C, R and Y	9,068,420

Transfer agent fees – R5	36,881

Transfer agent fees – R6	1,408,959

Trustees’ and officers’ fees and benefits	118,794

Registration and filing fees	213,428

Professional services fees	144,034

Other	(1,942,957)

Total expenses	80,019,802

Less: Fees waived and/or expense offset arrangement(s)	(103,244)

Net expenses	79,916,558

Net investment income	24,911,692

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $3)	(130,239,516)

Affiliated investment securities	(3,409,072)

Foreign currencies	(1,755,851)

Forward foreign currency contracts	1,414

(135,403,025)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $8,246,845)	(3,872,221,936)

Affiliated investment securities	(6,722,364)

Foreign currencies	(3,502,012)

(3,882,446,312)

Net realized and unrealized gain (loss)	(4,017,849,337)

Net increase (decrease) in net assets resulting from operations	$(3,992,937,645)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Oppenheimer International Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$24,911,692	$34,364,072

Net realized gain (loss)	(135,403,025)	1,750,287,634

Change in net unrealized appreciation (depreciation)	(3,882,446,312)	1,754,143,798

Net increase (decrease) in net assets resulting from operations	(3,992,937,645)	3,538,795,504

Distributions to shareholders from distributable earnings:
Class A	(195,067,177)	(216,288,299)

Class C	(18,357,534)	(28,578,549)

Class R	(36,871,946)	(40,236,467)

Class Y	(599,954,915)	(629,263,155)

Class R5	(5,380,848)	(1,827)

Class R6	(692,317,508)	(802,185,808)

Total distributions from distributable earnings	(1,547,949,928)	(1,716,554,105)

Share transactions–net:
Class A	61,475,290	(27,064,427)

Class C	(23,631,020)	(56,111,542)

Class R	29,407,953	7,587,661

Class Y	(290,254,095)	196,572,161

Class R5	(21,964,741)	41,876,871

Class R6	(91,205,230)	(489,898,392)

Net increase (decrease) in net assets resulting from share transactions	(336,171,843)	(327,037,668)

Net increase (decrease) in net assets	(5,877,059,416)	1,495,203,731

Net assets:
Beginning of year	13,020,803,837	11,525,600,106

End of year	$7,143,744,421	$13,020,803,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Oppenheimer International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/22	$52.65	$0.00	$(15.44)	$(15.44)	$(0.05)	$(6.14)	$(6.19)	$31.02	(32.80)%	$1,014,906	1.08%		1.08%		0.01%	9%
Year ended 10/31/21	45.87	0.01	13.72	13.73	–	(6.95)	(6.95)	52.65	32.14	1,680,415	1.10		1.10		0.00	18
Year ended 10/31/20	41.74	(0.02)	4.53	4.51	(0.38)	–	(0.38)	45.87	10.84	1,472,093	1.10		1.13		(0.06)	22
Eleven months ended 10/31/19	37.08	0.33	4.71	5.04	(0.38)	–	(0.38)	41.74	13.75	1,746,483	1.10	(e)	1.10	(e)	0.93 (e)	10
Year ended 11/30/18	43.71	0.34	(6.71)	(6.37)	(0.26)	–	(0.26)	37.08	(14.66)	2,146,246	1.11		1.11		0.79	18
Year ended 11/30/17	34.34	0.35	9.38	9.73	(0.36)	–	(0.36)	43.71	28.61	3,249,744	1.13		1.13		0.89	22
Class C
Year ended 10/31/22	48.88	(0.26)	(14.18)	(14.44)	–	(6.14)	(6.14)	28.30	(33.31)	65,001	1.83		1.83		(0.74)	9
Year ended 10/31/21	43.30	(0.35)	12.88	12.53	–	(6.95)	(6.95)	48.88	31.15	150,110	1.85		1.85		(0.75)	18
Year ended 10/31/20	39.42	(0.33)	4.28	3.95	(0.07)	–	(0.07)	43.30	10.02	184,361	1.85		1.88		(0.81)	22
Eleven months ended 10/31/19	34.97	0.06	4.46	4.52	(0.07)	–	(0.07)	39.42	12.95	241,807	1.85	(e)	1.85	(e)	0.18 (e)	10
Year ended 11/30/18	41.29	0.02	(6.34)	(6.32)	–	–	–	34.97	(15.31)	345,228	1.86		1.86		0.04	18
Year ended 11/30/17	32.44	0.03	8.91	8.94	(0.09)	–	(0.09)	41.29	27.64	468,753	1.88		1.88		0.09	22
Class R
Year ended 10/31/22	51.26	(0.09)	(14.99)	(15.08)	–	(6.14)	(6.14)	30.04	(32.97)	203,428	1.33		1.33		(0.24)	9
Year ended 10/31/21	44.92	(0.12)	13.41	13.29	–	(6.95)	(6.95)	51.26	31.80	311,920	1.35		1.35		(0.25)	18
Year ended 10/31/20	40.88	(0.13)	4.44	4.31	(0.27)	–	(0.27)	44.92	10.58	263,106	1.35		1.38		(0.31)	22
Eleven months ended 10/31/19	36.32	0.24	4.61	4.85	(0.29)	–	(0.29)	40.88	13.47	313,081	1.35	(e)	1.35	(e)	0.68 (e)	10
Year ended 11/30/18	42.86	0.23	(6.58)	(6.35)	(0.19)	–	(0.19)	36.32	(14.88)	377,926	1.36		1.36		0.54	18
Year ended 11/30/17	33.70	0.21	9.25	9.46	(0.30)	–	(0.30)	42.86	28.31	486,089	1.38		1.38		0.55	22
Class Y
Year ended 10/31/22	52.41	0.10	(15.35)	(15.25)	(0.18)	(6.14)	(6.32)	30.84	(32.64)	2,575,369	0.83		0.83		0.26	9
Year ended 10/31/21	45.63	0.13	13.65	13.78	(0.05)	(6.95)	(7.00)	52.41	32.46	5,009,610	0.85		0.85		0.25	18
Year ended 10/31/20	41.51	0.08	4.52	4.60	(0.48)	–	(0.48)	45.63	11.13	4,132,110	0.85		0.88		0.19	22
Eleven months ended 10/31/19	36.92	0.42	4.67	5.09	(0.50)	–	(0.50)	41.51	14.01	5,993,234	0.85	(e)	0.85	(e)	1.18 (e)	10
Year ended 11/30/18	43.55	0.44	(6.69)	(6.25)	(0.38)	–	(0.38)	36.92	(14.47)	9,329,538	0.86		0.86		1.04	18
Year ended 11/30/17	34.23	0.41	9.37	9.78	(0.46)	–	(0.46)	43.55	28.96	12,543,811	0.88		0.88		1.04	22
Class R5
Year ended 10/31/22	52.84	0.12	(15.46)	(15.34)	(0.25)	(6.14)	(6.39)	31.11	(32.58)	1,974	0.76		0.76		0.33	9
Year ended 10/31/21	45.97	0.20	13.76	13.96	(0.14)	(6.95)	(7.09)	52.84	32.66	44,233	0.72		0.72		0.38	18
Year ended 10/31/20	41.80	0.15	4.55	4.70	(0.53)	–	(0.53)	45.97	11.29	12	0.69		0.69		0.35	22
Period ended 10/31/19(f)	38.79	0.23	2.78	3.01	–	–	–	41.80	7.76	11	0.74	(e)	0.74	(e)	1.29 (e)	10
Class R6
Year ended 10/31/22	52.44	0.15	(15.34)	(15.19)	(0.26)	(6.14)	(6.40)	30.85	(32.55)	3,283,066	0.69		0.69		0.40	9
Year ended 10/31/21	45.67	0.20	13.66	13.86	(0.14)	(6.95)	(7.09)	52.44	32.66	5,824,515	0.70		0.70		0.40	18
Year ended 10/31/20	41.55	0.15	4.52	4.67	(0.55)	–	(0.55)	45.67	11.29	5,473,919	0.69		0.69		0.35	22
Eleven months ended 10/31/19	36.98	0.48	4.67	5.15	(0.58)	–	(0.58)	41.55	14.18	7,389,864	0.69	(e)	0.69	(e)	1.34 (e)	10
Year ended 11/30/18	43.62	0.51	(6.69)	(6.18)	(0.46)	–	(0.46)	36.98	(14.32)	8,682,910	0.69		0.69		1.20	18
Year ended 11/30/17	34.31	0.45	9.40	9.85	(0.54)	–	(0.54)	43.62	29.14	10,542,873	0.69		0.69		1.15	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eleven months ended October 31, 2019 and the years ended November 30, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Oppenheimer International Growth Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Oppenheimer International Growth Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could

15	Invesco Oppenheimer International Growth Fund

experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $1,286 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $250 million	0.800%

Next $250 million	0.770%

Next $500 million	0.750%

Next $1 billion	0.690%

Next $3 billion	0.670%

Next $5 billion	0.650%

Next $10 billion	0.630%

Next $10 billion	0.610%

Over $30 billion	0.590%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.66%.

16	Invesco Oppenheimer International Growth Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25% 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $95,391.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $79,821 in front-end sales commissions from the sale of Class A shares and $11,070 and $6,568 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $369 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco Oppenheimer International Growth Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$248,432,002	$–	$248,432,002

Canada	460,796,564	–	–	460,796,564

China	–	17,709,499	–	17,709,499

Denmark	48,428,685	308,339,427	–	356,768,112

France	470,325,318	754,922,661	–	1,225,247,979

Germany	–	272,421,717	–	272,421,717

India	–	357,170,924	–	357,170,924

Ireland	–	147,071,881	–	147,071,881

Italy	–	129,876,456	–	129,876,456

Japan	–	613,200,450	–	613,200,450

Netherlands	–	342,471,557	–	342,471,557

New Zealand	–	32,409,261	–	32,409,261

Spain	–	134,024,372	–	134,024,372

Sweden	279,183,184	300,757,035	–	579,940,219

Switzerland	–	269,132,400	–	269,132,400

Taiwan	–	52,444,611	–	52,444,611

United Kingdom	323,578,027	918,591,364	–	1,242,169,391

United States	435,064,511	125,663,266	–	560,727,777

Money Market Funds	104,623,954	53,264,369	–	157,888,323

Total Investments	$2,122,000,243	$5,077,903,252	$–	$7,199,903,495

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$1,414

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$3,949,740

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,853.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning

18	Invesco Oppenheimer International Growth Fund

the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$122,942,959	$20,197,986

Long-term capital gain	1,425,006,969	1,696,356,119

Total distributions	$1,547,949,928	$1,716,554,105

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$9,744,104

Net unrealized appreciation – investments	2,523,986,339

Net unrealized appreciation (depreciation) – foreign currencies	(2,038,766)

Temporary book/tax differences	(525,748)

Capital loss carryforward	(152,639,463)

Shares of beneficial interest	4,765,217,955

Total net assets	$7,143,744,421

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$152,639,463	$–	$152,639,463

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $840,095,235 and $2,524,647,485, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,920,067,450

Aggregate unrealized (depreciation) of investments	(396,081,111)

Net unrealized appreciation of investments	$2,523,986,339

Cost of investments for tax purposes is $4,675,917,156.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization and return of capital, on October 31, 2022, undistributed net investment income was decreased by $2,493,739, undistributed net realized gain (loss) was decreased by $15,142,145 and shares of beneficial interest was increased by $17,635,884. This reclassification had no effect on the net assets of the Fund.

19	Invesco Oppenheimer International Growth Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	5,405,885	$202,956,745	4,040,967	$200,882,672

Class C	153,626	5,337,043	233,044	10,755,270

Class R	964,878	34,927,354	744,656	36,050,894

Class Y	22,787,843	848,544,314	16,277,481	799,477,101

Class R5	210,747	7,934,807	862,492	43,219,714

Class R6	23,922,628	856,148,483	16,294,148	811,809,014

Issued as reinvestment of dividends:
Class A	3,967,563	174,691,830	4,214,597	193,702,887

Class C	417,051	16,865,527	614,969	26,419,071

Class R	861,731	36,821,772	896,402	40,194,683

Class Y	10,649,974	465,084,384	10,643,741	485,886,766

Class R5	122,171	5,379,201	-	-

Class R6	13,677,773	596,897,993	15,502,468	707,222,576

Automatic conversion of Class C shares to Class A shares:
Class A	603,876	22,422,046	1,149,883	56,043,620

Class C	(658,909)	(22,422,046)	(1,232,354)	(56,043,620)

Reacquired:
Class A	(9,175,150)	(338,595,331)	(9,582,936)	(477,693,606)

Class C	(685,717)	(23,411,544)	(802,280)	(37,242,263)

Class R	(1,139,181)	(42,341,173)	(1,413,447)	(68,657,916)

Class Y	(45,515,945)	(1,603,882,793)	(21,892,625)	(1,088,791,706)

Class R5	(1,106,594)	(35,278,749)	(25,596)	(1,342,843)

Class R6	(42,253,712)	(1,544,251,706)	(40,582,197)	(2,008,929,982)

Net increase (decrease) in share activity	(16,789,462)	$(336,171,843)	(4,056,587)	$(327,037,668)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20	Invesco Oppenheimer International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Oppenheimer International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer International Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022 and the eleven months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer International Growth Fund (subsequently renamed Invesco Oppenheimer International Growth Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Oppenheimer International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$892.10	$5.53	$1,019.36	$5.90	1.16%
Class C	1,000.00	888.80	9.09	1,015.58	9.70	1.91
Class R	1,000.00	891.10	6.72	1,018.10	7.17	1.41
Class Y	1,000.00	893.40	4.34	1,020.62	4.63	0.91
Class R5	1,000.00	893.40	3.91	1,021.07	4.18	0.82
Class R6	1,000.00	893.90	3.58	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Oppenheimer International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Oppenheimer International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-U.S.® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

23	Invesco Oppenheimer International Growth Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.

The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Oppenheimer International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,425,006,969
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	1.88%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$ 0.0343	per share
Foreign Source Income	$ 0.4836	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions		$75,970,470

25	Invesco Oppenheimer International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Oppenheimer International Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-IGR-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate and one PwC Partner each held financial interests directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting each matter to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions . In addition, PwC considered that the audit services performed by the PwC Senior Associate were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit and that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded, individually for each matter and in the aggregate, that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021

Audit Fees	$ 494,135	$ 477,425
Audit-Related Fees(1)	$ 11,000	$ 0
Tax Fees(2)	$ 340,765	$ 480,177
All Other Fees	$ 0	$ 0
Total Fees	$ 845,900	$ 957,602
(1)	Audit-Related Fees for the fiscal years ended October 31, 2022 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended October 31, 2022 and October 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 760,000
(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,534,765 for the fiscal year ended October 31, 2022 and $7,150,177 for the fiscal year ended October 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 20, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 20, 2022, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 5, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 5, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 5, 2023